Greenwich Street Series Fund Annual Report











                                                          Appreciation Portfolio

                                                     Fundamental Value Portfolio

                                               Intermediate High Grade Portfolio



                                                               December 31, 2001

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the annual report for the Greenwich Street Series Fund -- Intermediate High Grade Portfolio, Appreciation Portfolio and Fundamental Value Portfolio ("Portfolios") for the year ended December 31, 2001.(1) In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

The Performance of the Greenwich Street Series Fund for the Year Ended December 31, 2001(2)
--------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio................................                7.39%
Appreciation Portfolio...........................................               (3.97)
Fundamental Value Portfolio......................................               (5.27)

MARKET AND ECONOMIC OVERVIEW

Nearly all investors would like to forget the past 12 months. The markets officially crossed into bear territory as the country entered its first recession in more than a decade. The attacks of September 11th caused a wave of fear in the markets, delivering a serious blow to an already dramatically weakening global economy. Fortunately, the combination of monetary easing, an unflappable U.S. consumer willing to spend, and a fairly rapid response to the terrorist threat appear to have simply made the attacks an event that accelerated the economic sequence that was already in place. We believe the markets' strong recovery in late 2001 signals that market participants believe that some form of a normal economic recovery may occur in early to mid-2002.

The U.S. Federal Reserve Board ("Fed") responded to the slowing economic growth and stock market woes aggressively by cutting short-term interest rates 11 times during the year, from 6.50% to 1.75%. Although the market rallied significantly in the last quarter, most major market indexes still ended the year showing double-digit declines.

INTERMEDIATE HIGH GRADE PORTFOLIO

For the year ended December 31, 2001, the Intermediate High Grade Portfolio ("Portfolio") returned 7.39%. In comparison, the Lehman Brothers
Government/Corporate Bond Index(3) returned 8.50%. Past performance is not indicative of future results.

The investment objective of the Portfolio is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal conditions, the Portfolio will invest primarily in intermediate-term U.S. government securities and high-grade U.S. corporate bonds.

The net result of the Fed's dramatic easing (i.e., reduction of short-term interest rates) was that many fixed-income securities with shorter maturities captured greater gains than many fixed-income participants expected, outpacing the relative returns of securities with longer maturities.

The aggressive Fed easings have had a dramatic impact on the shape of the interest rate yield curve(4). At the beginning of the year, the two-year U.S. Treasury note yielded 4.86% and the 30-year Treasury bond yielded 5.34%, resulting in a spread of 48 basis points (0.48%). At the end of December, the yields had dropped to 3.03% on the two-year U.S. Treasury note and 5.47% on the 30-year Treasury bond, resulting in a spread of 244 basis points (2.44%).

For 2001, most corporate bonds outperformed U.S. Treasuries. In general, corporate spreads tightened relative to U.S. Treasuries, as the fixed-income markets looked ahead to an economic recovery in 2002. We expect corporate bonds to outperform again in 2002 as the economic recovery takes hold.

---------------

(1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
(2) These performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
(4) The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

                                                                               1
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

We believe the Fed may hold the federal funds rate(5) steady for most of the year. In addition, we believe the large rise in the unemployment rate and the low level of capacity utilization in the manufacturing sector means the U.S. economy has plenty of excess capacity that will enable it to grow without triggering inflationary pressures. Our view is that the Fed will want to ensure that it does not raise rates and restrict the economic recovery before it is on firm footing, and that the Fed will continue to err on the side of easier monetary policy to accomplish this goal.

APPRECIATION PORTFOLIO

For the year ended December 31, 2001, the Appreciation Portfolio ("Portfolio") returned negative 3.97%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(6) returned negative 11.88% for the same period. Past performance is not indicative of future results.

To no one's regret, 2001 is behind us. For the second consecutive year, the major U.S. indices experienced significant declines with the S&P 500 down 11.88% and the Nasdaq Composite Index ("NASDAQ")(7) down 21.05%. Although the Portfolio suffered a loss of 3.97% for the year, it was a difficult year to completely avoid all losses. We always have believed in, and worked hard to achieve, capital preservation during difficult times. The math of avoiding major losses is compelling in reaching long-term financial goals. When losses are small during down markets, the need to push harder for "make-up" performance is diminished.

Before discussing the outlook for the year ahead, we are doing something a bit different. Immediately after the World Trade Center and Pentagon attacks, we were asked by our firm to try to make sense of the investment implications. A series of conference calls ensued, and we also wrote a brief synopsis of our views for internal use by financial consultants. Out of fear of trivializing the events of September 11th, we chose not to send these brief paragraphs to clients. The comments written on September 14th are still applicable. They are presented below:

     The nation has suffered a tragic set of events that will have far-reaching effects on the way we live. For all of us who worked in the epicenter of the tragedy, it is especially poignant. Although it is difficult to think about the financial markets immediately in the aftermath, we have several observations to share.

     First, the financial strength of the United States should not be underestimated. The resilience of our people and industries has been demonstrated time and again. We feel confident that the initial burst of patriotic togetherness apparent over the past days will continue, as it has after prior national tragedies.

     Second, while the psychological impact could exacerbate the unfolding consumer slowdown, there will be compensating factors that will not only mitigate the downturn, but also possibly provide an important economic stimulus. For example, the Federal Reserve, along with central bankers from other countries, has already started to inject massive amounts of liquidity into the banking system. We also expect that the Federal Reserve will continue to lower short-term interest rates. Additionally, a much-needed fiscal stimulus will come from huge government spending to repair infrastructure and bolster consumer confidence.

     Finally, while history does not provide a perfect guide, it is worth noting that like other market manias this century, the technology mania ended with a crash. The ensuing rally in April and May was almost precisely what followed prior crashes, and the decline since then is similar to what happened in 1962, 1970, 1974 and 1987. Those bear markets ended in one of two ways. Either a precipitating incident caused a steep decline followed by a reversal, or the markets' selling pressures tended to dry up. Obviously, one cannot predict a terrible event, such as the Cuban Missile Crisis, or the recent concerted domestic terrorist attacks. However, coming as it does after a protracted market slump, it is not unreasonable to postulate a market bottom as the coalescence of fiscal and monetary stimulus, coupled with a national determination to bridge political differences, creates a climate of hope.

Three and a half months later, we would go one step further, and propose that the market bottom made on September 21st will prove to be a benchmark low, comparable to the bottoms made in the years mentioned above.

---------------

(5) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The Federal funds rate often points to the direction of U.S. interest rates.
(6) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(7) The NASDAQ is a market-value weighted index, which measures all domestic and non-U.S. securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

 2
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

From our mid-year letter, you might recall that we felt that the technology stock mania had been largely washed out by the yearlong series of declines that culminated in a selling climax in March 2001. The rally into May, and the ensuing downward drift through the summer, were consistent with the idea of a bear market bottom. By the end of August, we felt that the antecedent conditions were in place for the completion of an important low. Sentiment regarding stocks was becoming more pessimistic -- an important reversal of two years earlier, when wild optimism offered signals of a market top. Our belief was that the market needed only a few more weeks to finish its test of the March lows. It seemed as if the bear market would end with a whimper. However, following the tragic events of September 11th, an analogy to the Cuban Missile Crisis seemed more appropriate. The fear factor skyrocketed, selling pressures cascaded through the market, and Wall Street took its worst weekly hit since The Great Depression. Still, by September 24th, despite the palpable fear, prices had gone only 10% below the lows of March. That, in our opinion, marked the end of the bear market of 2000-2001.

During the year, the Portfolio's decision to underweight the technology sector, based on our expectation that profits would continue to erode and our belief that the excesses were still unwinding, helped performance on a relative basis. Ironically, two technology stocks, Microsoft Corp. and First Data Corp., were the Portfolio's largest positive contributors to performance. We added to these positions early in the year, believing that negative concerns were already reflected in the stock valuations and would likely ameliorate as the year progressed. Although we remain underweight in the technology sector, we are looking to add to our holdings as valuations become more rational and expectations for growth become more realistic. In the aftermath of September 11th, we purchased a small package of beaten down technology stocks.

Our biggest disappointment in 2001 was the performance of some of our holdings in the pharmaceutical sector. Despite modest expectations for the year, large holdings such as Merck & Co. and Bristol-Myers Squibb Co. continued to reduce profit projections as the pressure of near-term patent expirations, in the absence of major new products, was too big to overcome. Going forward, we believe that expectations have been reset, new products will be forthcoming, and that attractive valuations coupled with solid dividends will once again start to attract investor interest in 2002.

In our opinion, the insurance sector may provide attractive returns in the year ahead. Rapidly rising insurance rates can cause profits to rebound significantly over the next two years for the blue chip insurance companies. Our major insurance holdings include Berkshire Hathaway, American International Group, Chubb Corp. and St. Paul's Cos. (These holdings are included under the Diversified Conglomerates and Financial Services sector listings later in this report.)

Finally, we should mention our preference for industrial stocks, where we believe operating leverage, aided by enormous cost cutting and productivity improvements, should lead to positive surprises as the economy gains traction over the next few years. Our favorite stock is Minnesota Mining and Manufacturing (3M), where we feel new management has energized the company and has positioned it for accelerated growth.

Looking forward, in our opinion, it does not seem unreasonable to think of a market that can move in line with earnings increases over the next several years. When, not if, the economy responds to the huge fiscal and monetary stimuli, we believe earnings surprises are more likely to be to the upside, considering how drastically many companies have cut costs.

We continue to believe, as we have for several years, that inflation is not an issue. Therefore, interest rates should behave decently. One could make the case that deflation represents a greater risk than inflation, as price cuts become endemic. Stocks cannot be expected to repeat the outsized returns of the late 1990s, when price-earnings ratios were driven higher by a new legion of speculators. We believe stocks should continue to perform as they have done historically -- better than fixed-income investments over the long term.

If we are correct that the mania was washed out in March and a major bottom was reached in September, we believe that periods of market weakness should be viewed as opportunities to employ capital.

The last two years saw major damage to the market indexes, with NASDAQ falling 70% from its high, and the S&P 500 declining by more than a third from top to bottom. Many investors suffered huge losses. We have always believed in managing money for wealth protection as well as wealth creation, and although no one is thrilled about investment results during this bear market, we feel good about having kept assets generally intact.

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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

FUNDAMENTAL VALUE PORTFOLIO

For the year ended December 31, 2001, the Fundamental Value Portfolio ("Portfolio") returned negative 5.27%, compared to negative 11.88% for the S&P
500. Past performance is not indicative of future results.

The Portfolio seeks long-term capital growth. Current income is a secondary consideration. The Portfolio invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

Probably the most important factor affecting the Portfolio's performance over the last year was the continuing after-effects of the speculative boom in capital spending in 1999 and early 2000. The market's enthusiasm for "new economy" stocks and the extremely high level of speculative capital expenditures meant that many companies, in effect, borrowed sales from future time periods. In 2001, this behavior had significant consequences. Technology and telecommunications companies suffered most dramatically, but the economic fallout was much broader, affecting almost every segment of the U.S. economy. Inevitably, consumer confidence eroded, and unemployment increased. This weakness was so pervasive that 11 rate reductions by the Fed had little effect on the economy in 2001.

Several strategies that we employed in 2001 helped our relative performance. In the two periods during which the market was extremely weak, March and September, stock prices for many companies touched levels we believed were very attractive. There was a heavy emphasis on buying stocks during these periods, including those that are typically sensitive to the economy. It was and continues to be our belief that the economy will recover in 2002-2003, and we felt that these two periods offered us the chance to buy leading companies in many sectors at attractive prices.

A second approach was to buy additional stocks in the small- and mid-cap areas of the market. We believe that small and mid-cap stocks will outperform large-cap stocks in the next few years. Currently, small- and mid-cap stocks account for 43% of the Portfolio's assets.

Looking forward, we anticipate a slow recovery for the U.S. and world economies, commencing in the first half of 2002. We believe monetary and fiscal stimulus should begin to be felt in the coming months, and a slow recovery in the first half may be followed by much stronger growth in the last six months of the year. We believe economic activity in 2003 may be characterized as "strong" for the entire year. The stock market has tended to discount events well in advance, which means the market may improve sooner than many economic indicators may show.

We are grateful for your continued confidence, and our ongoing relationship.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

January 25, 2002

The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 7 through 16 for a list and percentage breakdown of each of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of December 31, 2001, and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/01 (UNAUDITED)

         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Year Ended 12/31/01                      7.39%
     Five Years Ended 12/31/01                5.68
     Ten Years Ended 12/31/01                 5.70

         CUMULATIVE TOTAL RETURN
--------------------------------------------------

     12/31/91 through 12/31/01               74.02%


The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on December 31, 1991 through December 31, 2001 with that of a similar investment in the Lehman Brothers Government/Corporate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years, and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

[INTERMEDIATE HIGH GRADE PORTFOLIO LINE
GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
12/91                                                                $   10000.00                         $  10000.00
12/92                                                                    10528.00                            10758.00
12/93                                                                    11370.00                            11945.00
12/94                                                                    11023.00                            11525.00
12/95                                                                    12981.00                            13743.00
12/96                                                                    13201.00                            14141.00
12/97                                                                    14346.00                            15107.00
12/98                                                                    15320.00                            15876.00
12/99                                                                    14754.00                            15534.00
12/00                                                                    16594.00                            17375.00
12/01                                                                    17402.00                            18853.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/01 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/01                     (3.97)%
     Five Years Ended 12/31/01               10.25
     Ten Years Ended 12/31/01                10.95


        CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/31/91 through 12/31/01              182.58%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on December 31, 1991 through December 31, 2001 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[APPRECIATION PORTFOLIO LINE GRAPH]

                                                                   APPRECIATION PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
12/91                                                                  $  10000.00                        $  10000.00
12/92                                                                     10613.00                           10765.00
12/93                                                                     11369.00                           11851.00
12/94                                                                     11241.00                           12005.00
12/95                                                                     14483.00                           16513.00
12/96                                                                     17347.00                           20303.00
12/97                                                                     21925.00                           27076.00
12/98                                                                     26122.00                           34819.00
12/99                                                                     29550.00                           42143.00
12/00                                                                     29428.00                           38306.00
12/01                                                                     28258.00                           33756.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FUNDAMENTAL VALUE PORTFOLIO AS OF 12/31/01
(UNAUDITED)

           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/01                    (5.27)%
     Five Years Ended 12/31/01                11.30
     12/3/93* through 12/31/01                14.38

           CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 12/31/01              196.07%
     * Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Fundamental Value Portfolio on December 3, 1993 (commencement of operations) through December 31, 2001 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[FUNDAMENTAL VALUE PORTFOLIO LINE GRAPH]

                                                                FUNDAMENTAL VALUE PORTFOLIO        STANDARD & POOR'S 500 INDEX
                                                                ---------------------------        ---------------------------
12/3/93                                                                 $ 10000.00                        $  10000.00
12/93                                                                     10300.00                           10121.00
12/94                                                                     11062.00                           10253.00
12/95                                                                     13832.00                           14103.00
12/96                                                                     17335.00                           17340.00
12/97                                                                     20255.00                           21109.00
12/98                                                                     21260.00                           27146.00
12/99                                                                     25943.00                           32855.00
12/00                                                                     31253.00                           29865.00
12/31/01                                                                  29607.00                           26317.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 59.6%
                                    U.S. Treasury Notes:
     $        350,000               3.875% due 7/31/03..........................................  $  356,617
              150,000               7.875% due 11/15/04.........................................     166,834
              300,000               6.750% due 5/15/05..........................................     326,274
              150,000               6.500% due 10/15/06.........................................     163,412
              200,000               6.000% due 8/15/09..........................................     213,274
                                    Federal Home Loan Mortgage Bank:
              400,000               5.125% due 3/6/06...........................................     407,039
              275,000               Debentures, 5.000% due 1/15/04..............................     283,924
              750,000               Notes, 6.875% due 9/15/10...................................     810,301
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $2,621,013)........................................   2,727,675

------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 16.7%
BANKS/SAVINGS AND LOANS -- 2.3%
              100,000     A+        Wells Fargo & Co., Notes, 6.625% due 7/15/04................     106,169
------------------------------------------------------------------------------------------------------------
COMPUTERS -- 2.2%
              100,000     A+        IBM Corp., Notes, 5.400% due 10/1/08........................      98,740
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 2.4%
              100,000     AA-       The Procter & Gamble Co., 6.875% due 9/15/09................     108,215
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 4.5%
              200,000     BBB+      Ford Motor Credit Co., Notes, 7.600% due 8/1/05.............     205,460
------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.9%
              125,000     A+        Anheuser-Busch Cos., Inc., Notes, 7.100% due 6/15/07........     133,749
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 2.4%
              100,000     AAA       Quebec Province, Notes, 8.625% due 1/19/05..................     111,007
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES (Cost -- $762,814)..........     763,340
------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 21.7%
                                    Federal National Mortgage Association (FNMA):
              260,048               7.000% due 1/1/13...........................................     270,207
              123,027               7.000% due 2/1/13...........................................     127,756
              588,353               6.000% due 6/1/13...........................................     593,869
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $973,205).........     991,832
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $4,357,032)..................   4,482,847
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
     $         90,000               Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
                                      maturity -- $90,008;
                                      (Fully collateralized by U.S. Treasury Bills, Notes, Bonds and Inflation-Indexed Notes, 0.000% to 14.250% due
                                      1/10/02 to 8/15/27; Market value -- $92,249)
                                      (Cost -- $90,000).........................................  $   90,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $4,447,032**)............  $4,572,847
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.







    See page 17 for definitions of ratings.


                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

-------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 86.3%
BASIC MATERIALS -- 6.0%
    128,200  Alcoa Inc. .................................................  $  4,557,510
    220,100  The Dow Chemical Co. .......................................     7,434,979
     81,800  Florida East Coast Industries, Inc., Class A Shares.........     1,893,670
     26,869  Florida East Coast Industries, Inc., Class B Shares.........       561,562
    159,550  Forest City Enterprises, Inc., Class A Shares...............     6,174,585
     24,000  International Paper Co. ....................................       968,400
     38,500  Nucor Corp. ................................................     2,038,960
    121,800  PPG Industries, Inc. .......................................     6,299,496
    310,600  Solutia Inc. ...............................................     4,354,612
    127,900  The St. Joe Co. ............................................     3,549,225
---------------------------------------------------------------------------------------
                                                                             37,832,999
---------------------------------------------------------------------------------------
CABLE, MEDIA AND BROADCASTING -- 8.5%
    232,225  AOL Time Warner, Inc.*......................................     7,454,422
     60,700  Arbitron Inc. ..............................................     2,072,905
     77,600  Cablevision Systems Corp., Class A Shares*..................     3,682,120
     42,300  Cablevision Systems Corp., RainbowMedia Group*..............     1,044,810
    215,400  Comcast Corp., Class A Shares*..............................     7,754,400
    140,100  Dow Jones & Co., Inc. ......................................     7,667,674
     64,700  Gannett Co., Inc. ..........................................     4,349,781
    167,100  Liberty Media Corp., Class A shares*........................     2,339,400
    102,800  Meredith Corp. .............................................     3,664,820
    136,900  SBS Broadcasting S.A.*......................................     2,477,890
     38,000  Shaw Communications Inc. ...................................       805,600
    155,657  Viacom Inc., Class B Shares*................................     6,872,257
    193,400  The Walt Disney Co. ........................................     4,007,248
---------------------------------------------------------------------------------------
                                                                             54,193,327
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.4%
    128,350  Canadian Pacific Ltd. ......................................     2,502,825
     32,000  Deere & Co. ................................................     1,397,120
     89,500  Dover Corp. ................................................     3,317,765
     24,500  Emerson Electric Co. .......................................     1,398,950
    179,200  Pall Corp. .................................................     4,311,553
     50,000  Republic Services, Inc.*....................................       998,500
    246,400  Waste Management, Inc. .....................................     7,862,624
---------------------------------------------------------------------------------------
                                                                             21,789,337
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.3%
    387,153  Delphi Automotive Systems Corp. ............................     5,288,510
    125,000  Masco Corp. ................................................     3,062,500
---------------------------------------------------------------------------------------
                                                                              8,351,010
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 6.6%
    101,035  The Coca-Cola Co. ..........................................  $  4,763,800
     13,000  The Gap, Inc. ..............................................       181,220
    256,480  The Gillette Co. ...........................................     8,566,432
    140,000  H.J. Heinz Co. .............................................     5,756,800
    176,400  Kimberly-Clark Corp. .......................................    10,548,720
    103,380  PepsiCo, Inc. ..............................................     5,033,572
     56,400  The Procter & Gamble Co. ...................................     4,462,932
     45,200  Wm. Wrigley Jr. Co. ........................................     2,321,925
---------------------------------------------------------------------------------------
                                                                             41,635,401
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.1%
     88,000  Costco Wholesale Corp. .....................................     3,905,440
     64,175  Fairmont Hotels & Resorts Inc. .............................     1,533,782
     65,100  First Data Corp. ...........................................     5,107,095
     68,635  The Home Depot, Inc. .......................................     3,501,071
    131,600  United Parcel Service, Inc., Class B Shares.................     7,172,200
    153,000  Walgreen Co. ...............................................     5,149,980
    107,248  Wal-Mart Stores, Inc. ......................................     6,172,122
---------------------------------------------------------------------------------------
                                                                             32,541,690
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 12.2%
        507  Berkshire Hathaway Inc., Class A Shares*....................    38,329,200
    462,219  General Electric Co. .......................................    18,525,738
     90,100  Minnesota Mining and Manufacturing Co. .....................    10,650,721
    168,200  Tyco International Ltd. ....................................     9,906,980
---------------------------------------------------------------------------------------
                                                                             77,412,639
---------------------------------------------------------------------------------------
ENERGY AND UTILITIES -- 11.5%
     64,000  Allegheny Energy, Inc. .....................................     2,318,080
     40,000  Ameren Corp. ...............................................     1,692,000
     64,000  American Electric Power Co., Inc. ..........................     2,785,920
     62,200  Anadarko Petroleum Corp. ...................................     3,536,070
     88,600  BP PLC ADR..................................................     4,120,786
     21,500  CH Energy Group, Inc. ......................................       934,605
    154,100  ChevronTexaco Corp. ........................................    13,808,901
    129,800  Conoco Inc., Class A Shares.................................     3,673,340
    411,218  Exxon Mobil Corp. ..........................................    16,160,867
    128,600  Nabors Industries, Inc.*....................................     4,414,838
    175,582  PanCanadian Energy Corp. ...................................     4,565,132
    499,300  Parker Drilling Co.*........................................     1,842,418
     25,000  Phillips Petroleum Co. .....................................     1,506,500
    102,900  Schlumberger Ltd. ..........................................     5,654,355
    126,600  TXU Corp. ..................................................     5,969,190
---------------------------------------------------------------------------------------
                                                                             72,983,002
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.2%
    179,395  American International Group, Inc. .........................    14,243,963
    116,500  Bank One Corp. .............................................     4,549,325
    167,100  The Chubb Corp. ............................................    11,529,900
     15,000  EChapman.com, Inc.*.........................................        27,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.2% (CONTINUED)
     64,600  Household International, Inc. ..............................  $  3,742,924
     38,700  J.P. Morgan Chase & Co. ....................................     1,406,745
    138,200  Merrill Lynch & Co., Inc. ..................................     7,202,984
     64,000  MetLife, Inc. ..............................................     2,027,520
     31,600  The PMI Group, Inc. ........................................     2,117,516
     15,750  Prudential Financial, Inc.* ................................       522,743
     70,200  Radian Group Inc. ..........................................     3,015,090
    206,000  The St. Paul Cos., Inc. ....................................     9,057,820
    129,200  Wells Fargo & Co. ..........................................     5,613,740
---------------------------------------------------------------------------------------
                                                                             65,058,170
---------------------------------------------------------------------------------------
HEALTHCARE -- 8.1%
     25,100  Abgenix, Inc.*..............................................       844,364
     49,475  American Home Products Corp. ...............................     3,035,786
     51,650  Amgen Inc.*.................................................     2,915,126
     20,800  Applera Corp. -- Applied Biosystems Group...................       816,816
    140,510  Bristol-Myers Squibb Co. ...................................     7,166,010
     57,000  Chiron Corp.*...............................................     2,498,880
     25,395  Curagen Corp.*..............................................       568,086
     26,377  Eli Lilly and Co. ..........................................     2,071,650
     51,000  Genentech, Inc.*............................................     2,766,750
     97,808  Johnson & Johnson...........................................     5,780,453
    109,660  Merck & Co., Inc. ..........................................     6,448,008
    322,136  Pfizer Inc. ................................................    12,837,120
     64,200  Pharmacia Corp. ............................................     2,738,130
     35,000  Sybron Dental Specialties, Inc.*............................       755,300
     15,345  Versicor, Inc.*.............................................       312,271
      6,000  Vertex Pharmaceuticals Inc.*................................       147,540
---------------------------------------------------------------------------------------
                                                                             51,702,290
---------------------------------------------------------------------------------------
TECHNOLOGY -- 10.9%
     38,500  Amdocs Ltd.*................................................     1,307,845
     76,500  AVX Corp. ..................................................     1,804,635
     20,000  Check Point Software Technologies Ltd.*.....................       797,800
    105,450  Cisco Systems, Inc.*........................................     1,909,700
    158,126  Corning Inc.................................................     1,410,484
     90,000  Dell Computer Corp.*........................................     2,446,200
    282,529  Intel Corp. ................................................     8,885,537
     89,850  International Business Machines Corp. ......................    10,868,256
    321,000  Lucent Technologies Inc. ...................................     2,019,090
    255,000  Maxtor Corp.*...............................................     1,616,700
    102,231  Mettler-Toledo International Inc.*..........................     5,300,677
    256,868  Microsoft Corp.*............................................    17,017,505
     75,000  Molex Inc. .................................................     2,028,750
    192,000  Motorola, Inc. .............................................     2,883,840
     45,000  RSA Security Inc.*..........................................       785,700
    103,000  SanDisk Corp.*..............................................     1,483,200
    110,000  Sybase, Inc.*...............................................     1,733,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
TECHNOLOGY -- 10.9% (CONTINUED)
    114,100  Texas Instruments Inc. .....................................  $  3,194,800
     75,500  Vishay Intertechnology, Inc.*...............................     1,472,250
---------------------------------------------------------------------------------------
                                                                             68,966,569
---------------------------------------------------------------------------------------
TELECOMMUNICATION -- 2.5%
    255,476  SBC Communications Inc. ....................................    10,006,995
     66,036  Verizon Communications, Inc. ...............................     3,134,063
    193,000  WorldCom, Inc.*.............................................     2,717,440
---------------------------------------------------------------------------------------
                                                                             15,858,498
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $458,361,697)...................   548,324,932
---------------------------------------------------------------------------------------
     FACE
    AMOUNT                             SECURITY                               VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.0%
FINANCIAL SERVICES -- 0.0%
$    40,000  Pemex Finance Ltd., Notes, 9.030% due 2/15/11
             (Cost -- $42,363)...........................................        43,557
---------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS (Cost -- $458,404,060)................   548,368,489
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.7%
 86,823,000  Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
             maturity -- $86,831,103;
             (Fully collateralized by U.S. Treasury Bills, Notes, Bonds and Inflation-Indexed Notes,
             0.000% to 14.250% due 1/10/02 to 8/15/27; Market
             value -- $88,992,719)
             (Cost -- $86,823,000).......................................    86,823,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $545,227,060**)..........  $635,191,489
---------------------------------------------------------------------------------------

 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 86.2%
BASIC MATERIALS -- 10.7%
         278,500        Alcoa Inc. (a)..............................................  $  9,900,675
         330,750        Archer-Daniels-Midland Co. .................................     4,746,262
         327,200        Brush Engineered Materials Inc..............................     4,659,328
         175,500        The Dow Chemical Co. .......................................     5,928,390
         180,000        IMC Global Inc. ............................................     2,340,000
         136,900        Kaiser Aluminum Corp. (b)...................................       221,778
          58,000        Newell Rubbermaid Inc. .....................................     1,599,060
         200,000        Ocean Energy Inc. ..........................................     3,840,000
          95,000        Rohm and Haas Co. ..........................................     3,289,850
         180,000        RTI International Metals, Inc. (b)..........................     1,791,000
         215,000        USX-U.S. Steel Group........................................     3,893,650
         145,700        Weyerhaeuser Co. ...........................................     7,879,456
          81,300        Wolverine Tube, Inc. (b)....................................       922,755
--------------------------------------------------------------------------------------------------
                                                                                        51,012,204
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.1%
          26,000        Caterpillar Inc. (a)........................................     1,358,500
          64,000        Deere & Co. ................................................     2,794,240
         174,000        Delphi Automotive Systems Corp. ............................     2,376,840
         125,000        Fleetwood Enterprises, Inc. (a).............................     1,416,250
         150,000        Honeywell International Inc. ...............................     5,073,000
          26,000        PACCAR Inc. ................................................     1,706,120
--------------------------------------------------------------------------------------------------
                                                                                        14,724,950
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 9.2%
          85,000        AT&T Corp. .................................................     1,541,900
         375,000        AT&T Corp. -- Liberty Media Corp. (b).......................     5,250,000
         146,000        Corning Inc. (a)............................................     1,302,320
          35,000        Mobile Telesystems, Sponsored ADR...........................     1,248,100
         200,000        The News Corp., Ltd., Sponsored ADR (a).....................     6,362,000
         184,000        Nippon Telegraph & Telephone Corp., Sponsored ADR...........     2,980,800
         250,000        Nokia Oyj, Sponsored ADR (a)................................     6,132,500
          57,000        PT Indosat (Persero) Tbk, Sponsored ADR.....................       504,450
         275,000        Qwest Communications International Inc. (a).................     3,885,750
         136,750        Rostelecom, Sponsored ADR (a)...............................       715,203
          91,500        Verizon Communications Inc. ................................     4,342,590
          90,000        Vodafone Group PLC, Sponsored ADR (a).......................     2,311,200
         500,000        WorldCom, Inc. -- WorldCom Group (b)........................     7,040,000
--------------------------------------------------------------------------------------------------
                                                                                        43,616,813
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.6%
         350,000        Carnival Corp. (a)..........................................  $  9,828,000
          30,000        Federated Department Stores, Inc. (b).......................     1,227,000
         218,000        The Gap, Inc. (a)...........................................     3,038,920
         269,600        Hasbro, Inc. (a)............................................     4,375,608
         250,000        Mattel, Inc. ...............................................     4,300,000
         125,000        Royal Caribbean Cruises Ltd. (a)............................     2,025,000
         242,500        Toys "R" Us, Inc. (a)(b)....................................     5,029,450
         300,000        The Walt Disney Co. ........................................     6,216,000
--------------------------------------------------------------------------------------------------
                                                                                        36,039,978
--------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.2%
          30,000        Fluor Corp. (a).............................................     1,122,000
         140,000        Waste Management, Inc. .....................................     4,467,400
--------------------------------------------------------------------------------------------------
                                                                                         5,589,400
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.8%
         175,000        Callaway Golf Co............................................     3,351,250
         135,000        Coca-Cola Enterprises Inc. (a)..............................     2,556,900
         200,000        McDonald's Corp. ...........................................     5,294,000
         144,500        PepsiCo, Inc. ..............................................     7,035,705
--------------------------------------------------------------------------------------------------
                                                                                        18,237,855
--------------------------------------------------------------------------------------------------
ENERGY -- 8.9%
         100,000        Anadarko Petroleum Corp. (a)................................     5,685,000
          55,000        Baker Hughes Inc. ..........................................     2,005,850
         300,000        BJ Services Co. (b).........................................     9,735,000
          86,100        ChevronTexaco Corp. ........................................     7,715,421
         254,100        GlobalSantaFe Corp. ........................................     7,246,932
          30,000        Murphy Oil Corp. (a)........................................     2,521,200
         132,500        Transocean Sedco Forex Inc. (a).............................     4,481,150
         200,000        Varco International, Inc. (b)...............................     2,996,000
--------------------------------------------------------------------------------------------------
                                                                                        42,386,553
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.6%
         167,800        The Allstate Corp. .........................................     5,654,860
          99,400        Ambac Financial Group, Inc. ................................     5,751,284
         150,000        American Express Co. .......................................     5,353,500
         180,600        The Bank of New York Co., Inc. (a)..........................     7,368,480
         200,000        Bank One Corp. (a)..........................................     7,810,000
          70,000        Chubb Corp. (a).............................................     4,830,000
         202,400        Countrywide Credit Industries, Inc. ........................     8,292,328
         100,000        J.P. Morgan Chase & Co. (a).................................     3,635,000
         185,050        MBIA, Inc. .................................................     9,924,231
         185,100        Mellon Financial Corp. .....................................     6,963,462
         135,500        MGIC Investment Corp. ......................................     8,363,060
         230,000        Radian Group Inc. ..........................................     9,878,500
--------------------------------------------------------------------------------------------------
                                                                                        83,824,705
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 10.7%
         186,200        Aphton Corp. (b)............................................  $  2,718,520
          94,900        Bristol-Myers Squibb Co. ...................................     4,839,900
          15,600        Bruker AXS Inc. (a)(b)......................................       102,024
          49,900        Columbia Laboratories, Inc. (b).............................       172,155
         123,500        Enzo Biochem, Inc. (a)(b)...................................     2,902,250
         351,300        Health Net Inc. (b).........................................     7,651,314
          35,000        ICN Pharmaceuticals, Inc. (a) ..............................     1,172,500
          50,000        Johnson & Johnson...........................................     2,955,000
         200,000        McKesson Corp. .............................................     7,480,000
          25,000        Novartis AG, Sponsored ADR..................................       912,500
          35,000        Pharmacia Corp. ............................................     1,492,750
         200,000        Schering-Plough Corp. ......................................     7,162,000
          21,000        Scios Inc. (a)(b)...........................................       499,170
         150,000        UnitedHealth Group Inc. ....................................    10,615,500
--------------------------------------------------------------------------------------------------
                                                                                        50,675,583
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.9%
          50,000        Marriott International, Inc., Class A Shares................     2,032,500
          80,600        The St. Joe Co. (a).........................................     2,236,650
--------------------------------------------------------------------------------------------------
                                                                                         4,269,150
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 12.5%
         190,000        Adobe Systems Inc. .........................................     5,899,500
       1,000,000        Agere Systems Inc. (b)......................................     5,690,000
         175,000        Agilent Technologies, Inc. (a)(b)...........................     4,989,250
         100,000        Electronics for Imaging, Inc. (b)...........................     2,231,000
          50,000        Emerson Electric Co. (a)....................................     2,855,000
         140,000        Hewlett-Packard Co. ........................................     2,875,600
          70,000        Lattice Semiconductor Corp. (a)(b)..........................     1,439,900
         200,000        LSI Logic Corp. (a)(b)......................................     3,156,000
         678,000        Lucent Technologies Inc. (a)................................     4,264,620
          35,000        Micromuse Inc. (b)..........................................       525,000
         292,500        Motorola, Inc. .............................................     4,393,350
         125,000        Raytheon Co., Class B Shares................................     4,058,750
         485,000        RealNetworks, Inc. (b)......................................     2,880,900
          75,000        S1 Corp. (b)................................................     1,213,500
         516,500        Solectron Corp. (a)(b)......................................     5,826,120
          40,000        Symantec Corp. (a)(b).......................................     2,653,200
         162,900        Texas Instruments Inc. .....................................     4,561,200
--------------------------------------------------------------------------------------------------
                                                                                        59,512,890
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $342,640,553)...................   409,890,081
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
         200,000        DECS Trust IV, Exchangeable 7.000% (Cost -- $1,317,500).....  $  1,260,000
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 2.7%
         800,000        Cable & Wireless............................................     3,839,325
         825,000        ScottishPower PLC...........................................     4,559,653
         100,000        Sony Corp. .................................................     4,570,426
--------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN STOCK (Cost -- $14,104,600)...................    12,969,404
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $358,062,653)................   424,119,485
--------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                    SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.8%
     $51,157,000        Morgan Stanley Dean Witter & Co., 1.500% due 1/2/02;
                          Proceeds at maturity -- $51,161,263; (Fully collateralized by U.S. Treasury Bonds and Notes, 6.000% to 6.500% due
                          5/31/03 to 8/15/09; Market value -- $52,436,011)
                          (Cost -- $51,157,000).....................................    51,157,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $409,219,653*)...........  $475,276,485
--------------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 12).
(b) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC, CC and C are regarded, on balance,
CCC,              as predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba" where 1 is the highest and 3 the lowest rating within its generic category.
Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................   $4,357,032    $458,404,060   $358,062,653
  Repurchase agreements, at cost............................       90,000      86,823,000     51,157,000
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................   $4,482,847    $548,368,489   $424,119,485
  Repurchase agreements, at value...........................       90,000      86,823,000     51,157,000
  Cash......................................................          888           9,983             --
  Dividends and interest receivable.........................       67,112         711,662        369,760
  Receivable for securities sold............................           --       6,380,957        183,169
  Receivable for Fund shares sold...........................           --         534,732      1,291,774
  Collateral for securities on loan (Note 12)...............           --              --     88,616,814
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................    4,640,847     642,828,823    565,738,002
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................       37,896         344,309        177,240
  Investment advisory fees payable..........................       10,253         294,030        207,627
  Administration fees payable...............................        4,937         106,879         77,982
  Payable for securities purchased..........................           --       3,564,027      3,180,502
  Payable for securities on loan (Note 12)..................           --              --     88,616,814
  Payable to bank...........................................           --              --         13,802
  Accrued expenses..........................................       16,565          88,244         48,798
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       69,651       4,397,489     92,322,765
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $4,571,196    $638,431,334   $473,415,237
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................   $      476    $     29,471   $     24,809
  Capital paid in excess of par value.......................    4,929,570     570,251,966    397,040,288
  Undistributed net investment income.......................      264,662       5,095,209      2,390,581
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and options............     (749,327)    (26,909,741)     7,902,727
  Net unrealized appreciation of investments................      125,815      89,964,429     66,056,832
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $4,571,196    $638,431,334   $473,415,237
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      475,643      29,470,803     24,808,821
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.61          $21.66         $19.08
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                                               INTERMEDIATE                    FUNDAMENTAL
                                                                HIGH GRADE     APPRECIATION       VALUE
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................      $325,458      $  3,526,952    $    761,802
  Dividends................................................            --         6,342,257       4,722,844
  Less: Foreign withholding tax............................            --           (25,768)        (33,503)
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................................       325,458         9,843,441       5,451,143
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)........................        22,395         3,398,812       2,129,882
  Shareholder and system servicing fees....................        14,144            15,891          15,942
  Audit and legal..........................................        13,876            20,816          16,096
  Administration fees (Note 3).............................        11,198         1,235,932         774,503
  Trustees' fees...........................................         1,008            16,089          13,898
  Shareholder communications...............................           508            18,825             406
  Custody..................................................           304            29,158          16,657
  Other....................................................         3,004             9,409           4,567
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................................        66,437         4,744,932       2,971,951
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................       259,021         5,098,509       2,479,192
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, FUTURES
CONTRACTS AND OPTIONS
(NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).........................................        80,921       (13,318,269)      3,324,164
     Futures contracts.....................................            --        (1,722,327)             --
     Options written.......................................            --                --       5,441,515
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).................................        80,921       (15,040,596)      8,765,679
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year.....................................        58,814       105,861,600      95,769,790
     End of year...........................................       125,815        89,964,429      66,056,832
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION.......        67,001       (15,897,171)    (29,712,958)
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  OPTIONS..................................................       147,922       (30,937,767)    (20,947,279)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........      $406,943      $(25,839,258)   $(18,468,087)
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   259,021    $  5,098,509   $  2,479,192
  Net realized gain (loss)..................................       80,921     (15,040,596)     8,765,679
  Increase (decrease) in net unrealized appreciation........       67,001     (15,897,171)   (29,712,958)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      406,943     (25,839,258)   (18,468,087)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (418,417)     (6,937,257)    (2,642,014)
  Net realized gains........................................           --              --    (39,009,933)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (418,417)     (6,937,257)   (41,651,947)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................      338,779      73,256,287    158,044,483
  Net asset value of shares issued for reinvestment of
     dividends..............................................      418,417       6,937,257     41,651,947
  Net asset of shares issued in connections with the
     transfer of CitiSelect VIP Folio 200 Conservative and
     CitiSelect VIP Folio 300 Balanced (Note 14)............           --      19,975,331             --
  Cost of shares reacquired.................................   (2,732,944)    (39,462,979)   (24,008,885)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,975,748)     60,705,896    175,687,545
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,987,222)     27,929,381    115,567,511
NET ASSETS:
  Beginning of year.........................................    6,558,418     610,501,953    357,847,726
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,571,196    $638,431,334   $473,415,237
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $264,662      $5,095,209     $2,390,581
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   416,302    $  6,938,884   $  2,785,869
  Net realized gain (loss)..................................     (147,130)     (9,615,055)    36,708,138
  Increase in net unrealized appreciation...................      375,411       2,205,343     23,534,259
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      644,583        (470,828)    63,028,266
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (607,266)     (4,421,799)    (6,045,349)
  Net realized gains........................................           --      (8,236,665)   (17,355,208)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (607,266)    (12,658,464)   (23,400,557)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................      142,956     134,894,107     13,864,072
  Net asset value of shares issued for reinvestment of
     dividends..............................................      607,266      12,658,464     23,400,557
  Cost of shares reacquired.................................   (3,049,652)    (53,340,399)   (49,341,449)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (2,299,430)     94,212,172    (12,076,820)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (2,262,113)     81,082,880     27,550,889
NET ASSETS:
  Beginning of year.........................................    8,820,531     529,419,073    330,296,837
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $417,127      $6,933,957     $2,669,006
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Fundamental Value and Appreciation Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, formerly known as Equity Income Portfolio, Equity Index Portfolio, Salomon Brothers Variable Growth and Income Fund, formerly known as Growth and Income Portfolio, Salomon Brothers Variable Emerging Growth Fund, formerly known as Emerging Growth Portfolio and Salomon Brothers Variable International Equity Fund, formerly known as International Equity Portfolio. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Intermediate High Grade and Fundamental Value Portfolios, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Intermediate High Grade Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Intermediate High Grade Portfolio adopted this requirement effective January 1, 2001. This change does not affect the Intermediate High Grade Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, interest income decreased by $24,045, net realized gain increased by $45,189 and the change in net unrealized appreciation of investments decreased by $21,144. In addition, the Intermediate High Grade Portfolio recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $39,367 to reflect the cumulative effect of this change up to the date of the adoption.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Smith Barney Fund Management LLC ("SBFM"). SBFM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Fundamental Value Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the year ended December 31, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $38,568.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

     No officer, Director or employee of Citigroup or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  3,074,371   $  4,806,889
Appreciation................................................   395,014,306    309,284,001
Fundamental Value...........................................   207,881,709    113,817,736
-----------------------------------------------------------------------------------------

     At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                         PORTFOLIO                           APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $   139,683    $   (13,868)    $   125,815
Appreciation...............................................  102,051,919    (12,087,490)     89,964,429
Fundamental Value..........................................   88,729,291    (22,672,459)     66,056,832
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered written call option transactions occurred in the Fundamental Value Portfolio during the year ended December 31, 2001:

                                                              NUMBER OF
                                                              CONTRACTS      PREMIUMS
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2000...........        --      $         0
Options written.............................................    14,958        2,314,666
Options cancelled in closing purchase transactions..........   (13,058)      (1,346,648)
Options expired.............................................    (1,900)        (968,018)
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2001...........        --      $         0
-----------------------------------------------------------------------------------------

     During the year ended December 31, 2001, the Intermediate High Grade Portfolio did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2001, the Portfolios did not hold any TBA securities.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 2001, the Portfolio did not have any open mortgage roll transactions.

     11.  SHORT SALES AGAINST THE BOX

     The Fundamental Value Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2001, the Portfolio did not have any open short sale transactions.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2001, the Fundamental Value Portfolio loaned common stocks having a value of $84,568,234 and received cash collateral for loaned securities which was invested as follows:

FUNDAMENTAL VALUE PORTFOLIO

SECURITY DESCRIPTION                                             VALUE
-------------------------------------------------------------------------
FLOATING RATE NOTES:
  American Century, 3.60% due 8/16/02.......................  $   286,613
  First Union National Bank, 4.07% due 5/21/02..............      839,757
  Links Finance Corp., 3.76% due 1/25/02....................    2,328,363
  Morgan Stanley Dean Witter & Co., 2.52% due 2/11/02.......    1,133,017
  Sigma Finance, 3.47% due 2/13/02..........................    5,151,673
REPURCHASE AGREEMENT:
  Morgan Stanley Dean Witter & Co., 1.35% due 1/2/02........   17,335,543
TRI-PARTY REPURCHASE AGREEMENT:
  UBS Warburg LLC, 1.80% due 1/2/02.........................   10,802,040
TIME DEPOSITS:
  Bank Brussels London:
     1.94% due 1/2/02.......................................    3,734,180
     2.88% due 1/2/02.......................................   16,975,631
  Chase Manhattan Bank, 1.13% due 1/2/02....................      905,583
  KBC Bank N.V., 2.50% due 1/2/02...........................   29,124,414
-------------------------------------------------------------------------
TOTAL.......................................................  $88,616,814
-------------------------------------------------------------------------

     Income earned by the Appreciation and Fundamental Value Portfolios from securities loaned for the year ended December 31, 2001 were $77,313 and $61,176, respectively.

     At December 31, 2001, the Intermediate High Grade and Appreciation Portfolios did not have any securities on loan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     13.  CAPITAL LOSS CARRYFORWARDS
     At December 31, 2001, the Intermediate High Grade and Appreciation Portfolios had, for Federal income tax purposes, capital loss carryforwards of approximately $749,000 and $22,077,000, respectively, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                            2002      2004     2005      2006       2007        2008         2009
---------------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio.......  $259,000   $5,000   $25,000   $84,000   $110,000   $  266,000            --
Appreciation Portfolio..................        --       --        --        --         --    7,978,000   $14,099,000
---------------------------------------------------------------------------------------------------------------------

     14.  TRANSFER OF NET ASSETS
     On April 20, 2001, the Appreciation Portfolio acquired the assets and liabilities of the CitiSelect VIP Folio 200 Conservative and 300 Balanced Portfolios ("CitiSelect Portfolios") pursuant to a plan or reorganization approved by the CitiSelect Portfolios' shareholders. Total shares issued by the Appreciation Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Appreciation Portfolio on the date of the transfer are as follows:

                                                                       TOTAL NET ASSETS
                                              SHARES ISSUED BY THE     OF THE CITISELECT    TOTAL NET ASSETS OF THE
ACQUIRED PORTFOLIOS                          APPRECIATION PORTFOLIO       PORTFOLIOS        APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 200 Conservative....           379,246               $ 8,605,094            $610,126,655
CitiSelect VIP Folio 300 Balanced........           501,112                11,370,237             610,126,655
-------------------------------------------------------------------------------------------------------------------

     Total net assets of the Appreciation Portfolio immediately after the transfer were $630,101,986. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

     15.  SHARES OF BENEFICIAL INTEREST
     At December 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2001   DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................         35,148              15,015
Shares issued on reinvestment...............................         44,846              66,806
Shares reacquired...........................................       (277,727)           (318,696)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (197,733)           (236,875)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      3,358,348           5,902,038
Shares issued on reinvestment...............................        318,515             556,171
Net asset value of shares issued in connection with the
  transfer of CitiSelect VIP Folio 200 Conservative and
  CitiSelect VIP Folio 300 Balanced (Note 15)...............        880,358                  --
Shares reacquired...........................................     (1,845,708)         (2,335,510)
---------------------------------------------------------------------------------------------------
Net Increase................................................      2,711,513           4,122,699
---------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE PORTFOLIO
Shares sold.................................................      7,972,119             650,370
Shares issued on reinvestment...............................      2,144,797           1,167,110
Shares reacquired...........................................     (1,175,717)         (2,346,802)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      8,941,199            (529,322)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

INTERMEDIATE HIGH GRADE PORTFOLIO                    2001(1)        2000(1)         1999         1998(1)         1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............         $9.74          $9.69        $10.90        $10.89         $10.70
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).....................          0.46           0.54          0.77          0.65           0.72
  Net realized and unrealized gain (loss)(2)...          0.23           0.35         (1.17)         0.07           0.21
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............          0.69           0.89         (0.40)         0.72           0.93
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................         (0.82)         (0.84)        (0.81)        (0.71)         (0.74)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions............................         (0.82)         (0.84)        (0.81)        (0.71)         (0.74)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................         $9.61          $9.74         $9.69        $10.90         $10.89
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................          7.39%          9.83%        (3.69)%        6.79%          8.67%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s).................        $4,571         $6,558        $8,821       $13,242        $15,100
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................          1.19%          0.98%         1.22%         0.93%          0.95%
  Net investment income(2).....................          4.63           5.72          5.46          5.82           6.28
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................            57%            42%           71%           60%            66%
-----------------------------------------------------------------------------------------------------------------------

APPRECIATION PORTFOLIO                               2001(1)        2000(1)         1999        1998(1)         1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............        $22.81         $23.39        $21.16        $18.73        $15.86
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................          0.18           0.27          0.13          0.27          0.24
  Net realized and unrealized gain (loss)......         (1.09)         (0.37)         2.62          3.24          3.90
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............         (0.91)         (0.10)         2.75          3.51          4.14
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................         (0.24)         (0.17)        (0.16)        (0.22)        (0.21)
  Net realized gains...........................            --          (0.31)        (0.36)        (0.86)        (1.06)
----------------------------------------------------------------------------------------------------------------------
Total Distributions............................         (0.24)         (0.48)        (0.52)        (1.08)        (1.27)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................        $21.66         $22.81        $23.39        $21.16        $18.73
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................         (3.97)%        (0.41)%       13.12%        19.15%        26.39%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s).................      $638,431       $610,502      $529,419      $245,680      $144,134
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................          0.77%          0.78%         0.79%         0.80%         0.80%
  Net investment income........................          0.83           1.18          1.18          1.36          1.68
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................            59%            64%           53%           22%           34%
----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, those amounts would have been $0.50, $0.19 and 5.06% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

FUNDAMENTAL VALUE PORTFOLIO                        2001        2000        1999       1998(1)       1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $22.55      $20.14      $17.55      $17.62       $15.73
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.08        0.20        0.42        0.49         0.37
  Net realized and unrealized gain (loss)......     (1.22)       3.73        3.37        0.38         2.26
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     (1.14)       3.93        3.79        0.87         2.63
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.15)      (0.39)      (0.48)      (0.43)       (0.21)
  Net realized gains...........................     (2.18)      (1.13)      (0.72)      (0.51)       (0.53)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (2.33)      (1.52)      (1.20)      (0.94)       (0.74)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $19.08      $22.55      $20.14      $17.55       $17.62
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     (5.27)%     20.47%      22.02%       4.97%       16.84%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S).................  $473,415    $357,848    $330,297    $298,215     $274,006
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................      0.77%       0.79%       0.79%       0.79%        0.79%
  Net investment income........................      0.64        0.83        2.07        2.79         3.24
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        32%         36%         41%         72%          75%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation and Fundamental Value Portfolios ("Portfolios") of Greenwich Street Series Fund ("Fund") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  [KPMG LLP SIGNATURE]

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolios, each a series of the Trust, is set forth below. The Statement of Additional Information includes additional information about trustees and is available, without charge, upon request by calling the Trust's transfer agent PFPC Global Fund Services at 1-800-451-2010.

                                                                                            NUMBER OF
                                               TERM OF                                      INVESTMENT
                                             OFFICE* AND                                   COMPANIES IN
                              POSITION(S)      LENGTH                                      FUND COMPLEX             OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          DIRECTORSHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Herbert Barg                  Trustee         Since        Retired                              16        N/A
1460 Drayton Lane                              1995
Wynnewood, PA 19096
Age 78

Dwight B. Crane               Trustee         Since        Professor - Harvard Business         23        N/A
Harvard Business School                        1995        School; Self-Employed
Soldiers Field                                             Consultant; Director of
Morgan Hall #375                                           Vendquest, Inc.; Customer
Boston, MA 02163                                           Dialogue Systems, Inc.;
Age 64                                                     Microforum, Inc.

Burt N. Dorsett               Trustee         Since        President - Dorsett McCabe           11        N/A
201 East 62nd Street                           1991        Capital Management Inc.; Chief
Apt. 3C                                                    Investment Officer - Leeb
New York, NY 10021                                         Capital Management, Inc.
Age 71                                                     1999-Present; Director of
                                                           Research Corporation
                                                           Technologies

Elliot S. Jaffe               Trustee         Since        Chairman & Chief Executive           11        The Dress Barn Inc.;
The Dress Barn Inc.                            1991        Officer of The Dress Barn Inc.                 Zweig Total Return Fund;
Executive Office                                                                                          Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 75

Stephen E. Kaufman            Trustee         Since        Attorney                             13        N/A
Stephen E. Kaufman PC                          1995
277 Park Avenue
47th Floor
New York, NY
Age 70

Joseph J. McCann              Trustee         Since        Retired                              11        N/A
200 Oak Park Place                             1995
Suite One
Pittsburgh, PA 15243
Age 71

Cornelius C. Rose, Jr.        Trustee         Since        Chief Executive Officer -            11        N/A
8 McGee Road                                   1991        Performance Learning Systems;
Woodstock, NY 12498                                        President - Rose Associates;
Age 69                                                     Director of UVTI

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                            NUMBER OF
                                               TERM OF                                      INVESTMENT
                                             OFFICE* AND                                   COMPANIES IN
                              POSITION(S)      LENGTH                                      FUND COMPLEX             OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          DIRECTORSHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

Alfred Bianchetti**           Trustee         Since        Retired; Member of Advisory          11        N/A
19 Circle End Drive                            1995        Board - Catholic Big Brothers
Ramsey, NJ 07446
Age 79

Heath B. McLendon             Trustee/        Since        Managing Director of Salomon         74        N/A
Salomon Smith Barney, Inc.    Chairman         1991        Smith Barney Inc. ("SSB");
125 Broad Street, 9th Floor                                President and Director of SBFM
New York, NY 10004                                         and Travelers Investment
Age 68                                                     Adviser, Inc ("TIA"); Director
                                                           of The Travelers Investment
                                                           Management Company ("TIMCO")
    -------------------
     * Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

    ** Mr. Bianchetti is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because his son-in-law is an officer of an SBFM affiliate.

OFFICERS

Lewis E. Daidone              Senior Vice     Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        1993        Director and Senior Vice
125 Broad Street, 11th Floor  and                          President of SBFM and TIA
New York, NY 10004            Treasurer
Age 44

Paul A. Brook                 Controller      Since        Director of SSB; Managing           N/A        N/A
Salomon Smith Barney Inc.                      1999        Director - AMT Capital
125 Broad Street, 9th Floor                                1997-1998; Prior to 1997,
New York, NY 10004                                         Partner - Ernst & Young LLP
Age 48

Irving P. David               Controller      Since        Director of SSB                     N/A        N/A
Salomon Smith Barney Inc.                      1995
125 Broad Street, 10th Floor
New York, NY 10004
Age 40

Christina T. Sydor            Secretary       Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.                      1993        General Counsel and Secretary
300 First Stamford Place                                   of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

Sandip A. Bhagat, CFA         Vice            Since        Managing Director of SSB;           N/A        N/A
Travelers Investment          President        1994        President of TIMCO; Investment
Management Company            and                          Officer of SBFM
100 First Stamford Place      Investment
Stamford CT 06902             Officer
Age 41

John Bianchi                  Vice            Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        1991        Investment Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 46                        Officer

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                            NUMBER OF
                                               TERM OF                                      INVESTMENT
                                             OFFICE AND                                    COMPANIES IN
                              POSITION(S)      LENGTH                                      FUND COMPLEX             OTHER
       NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY          DIRECTORSHIPS
          AND AGE                 FUND         SERVED             PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Harry D. Cohen                Vice            Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        1991        Investment Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 61                        Officer

James E. Conroy               Vice            Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        1991        Investment Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 51                        Officer

Denis Doherty                 Vice            Since        Director of SSB; Investment         N/A        N/A
Salomon Smith Barney Inc.     President        1998        Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 38                        Officer

Scott Glasser                 Vice            Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        1996        Investment Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 36                        Officer

John G. Goode                 Vice            Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        1993        Chairman and Chief Investment
One Sansone Street,           and                          Officer of Davis Skaggs
San Francisco, CA 94104       Investment                   Investment Management, a
Age 57                        Officer                      division of SBFM; Investment
                                                           Officer of SBFM

Martin Hanley                 Vice            Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        2001        Investment Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 37                        Officer

Simon Hildreth                Vice            Since        Managing Director of SSB;           N/A        N/A
Smith Barney Global           President        1995        Investment Officer of SBFM
Capital Management Inc.       and
Hays Lane, London,            Investment
SE1 2QT, U.K.                 Officer
Age 46

Michael Kagan                 Vice            Since        Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.     President        2000        Investment Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 41                        Officer

John Lau                      Vice            Since        Investment Officer of TIMCO         N/A        N/A
Travelers Investment          President        2000
Management Company            and
100 First Stamford Place      Investment
Stamford CT 06902             Officer
Age 35

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

On April 12, 2001, a special meeting of the shareholders of the Fundamental Value Portfolio was held for the purpose of voting on the following matter:

     1. To approve a modification in the investment objective of the Fundamental Value Portfolio.

The results of the vote on Proposal 1 were as follows:

                     % OF          VOTES          % OF          VOTES          % OF
  VOTES FOR      SHARES VOTED     AGAINST     SHARES VOTED    ABSTAINED    SHARES VOTED
--------------   ------------   -----------   ------------   -----------   ------------
14,414,429.257      89.95%      682,660.570       4.26%      927,778.849       5.79%

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

- Percentages of ordinary dividends paid as qualifying for the dividends received deduction:
     Appreciation Portfolio.................................        85.35%
     Fundamental Value Portfolio............................        31.24
- Total long-term capital gain distributions paid:
     Fundamental Value Portfolio............................  $27,883,909

A total of 32.79% of the ordinary dividends paid by the Intermediate High Grade Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6223-1 G (2/02)

                  Greenwich Street Series Fund Annual Report





                                                          Equity Index Portfolio

                                                          Money Market Portfolio

                                          Diversified Strategic Income Portfolio

                                    Salomon Brothers Variable All Cap Value Fund

                                  Salomon Brothers Variable Emerging Growth Fund

                             Salomon Brothers Variable International Equity Fund

                                Salomon Brothers Variable Growth and Income Fund



                                                               December 31, 2001
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for Greenwich Street Series Fund -- Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund (formerly known as Equity Income Portfolio), Equity Index Portfolio, Salomon Brothers Variable Growth and Income Fund (formerly known as Growth and Income Portfolio), Salomon Brothers Variable Emerging Growth Fund (formerly known as Emerging Growth Portfolio) and Salomon Brothers Variable International Equity Fund (formerly known as International Equity Portfolio) ("Portfolio(s)")(1) for the year ended December 31, 2001. This letter briefly discusses general economic and market conditions. We hope you find this report to be useful and informative.

The Performance of the Greenwich Street Series Fund* (for the Year Ended December 31, 2001)
--------------------------------------------------------------------------------------------
Money Market Portfolio...........................................                 2.91%
Diversified Strategic Income Portfolio...........................                 3.17
Salomon Brothers Variable All Cap Value Fund.....................               (16.39)
Equity Index Portfolio
  Class I Shares.................................................               (12.12)
  Class II Shares................................................               (12.36)
Salomon Brothers Variable Growth and Income Fund.................               (13.14)
Salomon Brothers Variable Emerging Growth Fund...................                (5.32)
Salomon Brothers Variable International Equity Fund..............               (30.80)

* The performance returns noted above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolios. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

MARKET AND ECONOMIC REVIEW

The year 2001 has been characterized by investment challenges stemming from a combination of circumstances that included: a slowing global economy, terrorist attacks in the U.S. and swings in consumer confidence. To help stimulate U.S. economic activity, the U.S. Federal Reserve Board ("Fed") reduced its target for the short-term federal funds rate ("fed funds rate")(2) 11 times throughout the year. Although stock markets proved to be volatile in 2001, they showed stronger signs of strength during the fourth quarter relative to prior periods throughout the year.

The Fed began to aggressively reduce short-term rates in 2001 as early as January 3rd. The monetary maneuvers helped fuel equity rallies during January and April, although a series of downward earnings revisions led to lower stock prices during February, March and May. Despite rate reductions, U.S. stock markets posted weak overall performances during the first half of 2001.

Consumer confidence measures dipped sharply in August, following a generally weak earnings season. During the remainder of the third quarter, equity markets experienced considerable volatility attributable in part to the September 11th terrorist attack, amid other considerations.

During the final quarter of 2001, prices of many U.S. stocks rebounded to some extent to levels above those prior to September 11th. From our perspective, the rise in the markets occurred amid growing hopes that the monetary and fiscal stimulus measures would help reinvigorate U.S. economic activity.

---------------

(1) Each Portfolio is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
(2) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

In terms of the fixed-income markets, bond prices and yields fluctuated significantly throughout the year, although the Lehman Brothers Aggregate Bond Index(3) returned 8.44% for 2001 (on a total-return basis). Granted, past performance is not indicative of future results and we cannot forecast for certain the direction of interest rates. However, given that inflation appears subdued, the recent state of the U.S. economy and our perceptions of the recent pricing of fixed-income securities markets, it's our view that the credit markets are not anticipating that the Fed will raise its target for short-term interest rates during the first half of 2002.

It remains to be seen when the current recessionary economic environment will be followed by a recovery, as the U.S. economy has shown little signs of growth since this past March. However, it's our view that the economy will gradually recover, although we anticipate that stock markets will continue to remain volatile along the way. For this reason, we feel that the services of experienced, professional investment managers in today's market environment offer serious potential value to the investor seeking to build wealth over the long-term.

MONEY MARKET PORTFOLIO

INVESTMENT STRATEGY

The primary investment objective of the Money Market Portfolio ("Portfolio") is to obtain maximum current income with the preservation of capital and maintenance of liquidity. Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio generated a seven-day effective yield(4) of 0.66% ended as of December 31, 2001. For the year ended December 31, 2001, the Portfolio returned 2.91%. (The returns and yield fluctuate and are subject to change.) Past performance is not indicative of future results.

MARKET AND PORTFOLIO REVIEW

The Fed once again was the dominant player in the marketplace during 2001. The Federal Open Market Committee ("FOMC")(5) lowered the fed funds rate 11 times from 6.50% to 1.75%, or 475 basis points(6) (4.75%), as of the close of the year. The early aggressiveness of the Fed (in terms of rate cuts), in our view, gave investors optimism that the U.S. economy would narrowly escape recession. However, essential characteristics of the economy, such as manufacturing and consumer confidence, continued to post poor results.

By the middle of the year, corporations were tightening their belts via cutting expenses as profits fell. Global weakness further dampened demand for U.S. goods and services. Domestic growth remained in positive territory and low mortgage rates spurred more sales and refinancings in the housing sector.

The tragic events of September 11th paralyzed our nation and the U.S. economy. The equity markets fell dramatically and corporations further slashed capital spending and jobs. Unemployment was on the rise and the Fed continued to lower short-term interest rates with the hope of providing liquidity and stability to the marketplace. The economy most likely bottomed at this point as Gross Domestic Product ("GDP")(7) fell 1.3% in the third quarter.

MARKET AND PORTFOLIO OUTLOOK

For 2002, we anticipate a much less active Fed as recent economic news has shown less weakness and even some signs of strength in the U.S. economy. We anticipate that it will rebound modestly in the second half of 2002. In our opinion, this recovery will be powered by higher real incomes developed from lower taxes and energy prices. We also anticipate a boost from increased U.S. Government spending and low interest rates as the Fed waits to ensure the economy is on solid footing.

In the coming months, we anticipate maintaining a neutral portfolio weighting, with an average maturity target of 25 to 30 days in the Portfolio.

---------------

(3) The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.
(4) The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in a Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the effect of the assumed reinvestment.
(5) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(6) A basis point is 0.01% or one one-hundredth of a percent.
(7) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
 2
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DIVERSIFIED STRATEGIC INCOME PORTFOLIO

INVESTMENT STRATEGY

The Diversified Strategic Income Portfolio ("Portfolio") seeks to provide investors with a high level of current income. We follow a flexible investment approach that emphasizes both diversification and balance. Based on our analysis of current economic and market conditions, we allocate assets across various classes of bonds.

In terms of asset allocation, the portfolio currently expects to maintain approximately 50% of its assets in government and mortgage-related securities, 25% in foreign government securities and 25% in below-investment-grade corporate debt (e.g., "high-yield securities").(8) However, these percentages may vary significantly over time.

In terms of maturity, the portfolio will invest primarily in intermediate-term and long-term securities. As a result, the weighted average maturity of the fund's portfolio is normally expected to be from four years to twelve years.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, the Portfolio returned 3.17%. In comparison, the Lehman Brothers Aggregate Bond Index returned 8.44% for the same period. Past performance is not indicative of future results.

MARKET AND PORTFOLIO REVIEW

During 2001, following a series of rate cuts, the federal funds rate dropped to a historic low of 1.75% in December 2001. Furthermore, after registering a quarterly year-over-year high of 5.2% in the second quarter of 2000, economic growth (as measured by GDP), continued to post moderate readings throughout 2001. Many economists declared the U.S. economy to be in a recession in the third quarter of 2001.

Interest rates during 2001 followed a two-dimensional pattern. Yields on U.S. Treasuries with short maturities (i.e., 3 months to 2 years) trended downward, following the Fed's short-term interest rate reductions. Prices of longer-term U.S. Treasuries (5 to 30 years in maturity) experienced unprecedented levels of volatility. For example, the yield on the 5-year U.S. Treasury note reached a high of 5.05% and a low of 3.46% for the period. The yield on the 3-month Treasury bill reached a high of 5.89% and low of 1.67% during the period. The U.S. Treasury also abolished the 30-year U.S. Treasury bond auction.

While the U.S. Government has reportedly received high marks for its handling of the war on terrorism, in our opinion, the public's desire and willingness to conduct "business as usual" will be difficult. It is this reluctance that leads us to believe that interest rates are likely to remain historically low in the near future. A meaningful economic recovery, in our view, will not likely begin until the third quarter of 2002. We believe that mortgage-backed securities and corporate bonds will potentially be the stellar performers in 2002. However, we believe it will be imperative for investment managers to scrutinize a company's creditworthiness on a more frequent basis as economic conditions remain uncertain. Performance barometers fluctuated dramatically in line with interest rate movements during the year. Mortgage-backed securities and corporate bonds in general outperformed U.S. Treasuries with similar maturities.

The difficulties of the high-yield market directly impacted the Portfolio in 2001. Over the past twelve months, the best-performing sectors have been consumer non-cyclical, energy, consumer cyclical and basic materials. Technology and telecommunications issues posted dramatically weaker performances. We were more negatively impacted by higher-than-average exposure to the telecommunications sector, especially during the first half of 2001.

In the second half of this year, we shifted our investment strategy to an increasingly more defensive credit posture. We continued to reduce our exposure to lower-rated issues and continued to add higher-rated issues with credit ratings of BB/Ba and higher into the Portfolio. At the same time, we also continued to avoid significant exposure to the more cyclical industries and became increasingly more selective in our investment additions to the Portfolio, as we emphasized the better quality and more defensive companies in health care, cable television, media, operating utilities and regional gaming. The net result of this near-term cautious strategy has been the buildup of cash in the Portfolio. In the short term, this strategy had cost us current income because the higher-quality issues and cash generate a lower amount of income. We began to see stronger performance from these more cyclical sectors in November; the best-performing sectors included consumer cyclical, technology, basic materials and wireless telecommunications.

---------------

(8) Investments in high-yield securities commonly known as "junk bonds," involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.
                                                                               3
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MARKET OUTLOOK

We are not expecting a dramatic improvement in corporate profits and overall economic growth but, rather, a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be extremely positive for the high-yield market.

After recent price declines, we believe the high-yield market is trading at recessionary valuations; as of this writing, yield spreads(9) over U.S. Treasuries exceeded 8.50% (850 basis points). These are spread levels that were last approached in the recessionary environment of 1990. Cumulative 12-month default rates have recently risen to approximately 10% and, in terms of our projections, they should be nearing a peak during the next three months, as of this writing. However, we believe that the high-yield market in general has already discounted this higher default rate into its current valuation levels. Consequently, we believe the high-yield market, on a longer-term basis, offers attractive value at current pricing levels.

We are now repositioning allocations within the Portfolio in a broad cross section of better quality industrial and consumer bonds that are providing generous yield premiums over other fixed-income securities, such as U.S. Treasuries and Agency securities. Our goal is to be well diversified across a number of economically sensitive sectors to take advantage of an eventual potential economic recovery in 2002. We have now started to redeploy cash back into the high-yield market by gradually adding to some of the better-quality BB and higher-rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrial and consumer cyclical sectors. We will continue to redeploy cash back into the market through the end of this year in anticipation of a recovery in 2002. As we develop more confidence in the 2002 economic outlook, we will look to increase the Portfolio's yield by increasing its exposure to securities in some of the more economically sensitive sectors that are rated B.

In summary, we remain confident the high-yield market has finally reached a meaningful bottom after several false starts and that it will gradually recover over the next two to three years. We remain focused on generating upside price performance after three difficult years and we will continue to position the Portfolio in bonds that we believe to have the most upside price potential. We strongly believe that, despite the near-term difficulties and challenges of today's markets, we remain confident that we can generate improving performance over time given our current strategy.

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

INVESTMENT STRATEGY

SPECIAL NOTICE TO SHAREHOLDERS

On December 17, 2001, shareholders approved the following changes for the Salomon Brothers Variable All Cap Value Fund ("Portfolio"): The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective.

In addition, the Portfolio's name was changed from Equity Income Portfolio to Salomon Brothers Variable All Cap Value Fund and the investment adviser was changed to Salomon Brothers Asset Management Inc ("Adviser"). The Portfolio's performance will be compared to the Russell 3000 Index ("Russell 3000")(10), an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

The principal investment strategy of the Portfolio is to invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the Adviser selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Adviser believes smaller companies offer more attractive value opportunities.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, the Portfolio generated a total return of negative 16.39%. In comparison, the (new) benchmark Russell 3000 returned negative 11.46% and the Standard & Poor's 500 Index ("S&P 500")(11) returned negative 11.88% for the same period. Given the change of the investment objective, it's our opinion that the Russell 3000

---------------

(9) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
(10) The Russell 3000 measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
(11) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 4
more accurately reflects the current composition of the Portfolio than the S&P 500, the Portfolio's former benchmark. Past performance is not indicative of future results.

MARKET AND PORTFOLIO REVIEW

The U.S. economy entered a recession in March 2001 and accelerated its decline following the tragic terrorist attacks of September 11th. Given these events, we view the market's performance as remarkably resilient. We believe that despite weaker fundamentals and the unwinding of the technology bubble, valuations were high at the beginning of the year and remain high. From our perspective, it appears that the stock market, which is forward looking, is predicting an imminent and potentially vibrant economic recovery in the U.S.

As of December 31, 2001, approximately 25.7% of the Portfolio's holdings were in finance-sector issues in stocks such as Allstate Corp., American International Group, Inc. and Countrywide Credit Industries, Inc. About 15.5% of the Portfolio was invested in holdings in the semiconductors industry in stocks such as Texas Instruments, Inc. and LSI Logic Corp., and 4.3% in the technology sector. Approximately 9.8% of the Portfolio was invested in the healthcare-drugs sector, in stocks such as Pharmacia Corp. and Schering-Plough Corp.

MARKET OUTLOOK

We believe that an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus the Fed and U.S. Government have provided. However, it does not seem likely that we will return to the heady days of the Internet-technology stocks.

Investors may be looking for a level of earnings recovery that will most probably not happen for a long time. To further complicate the matter, if earnings snap back sharply due to economic strength, interest rates will likely rise significantly given this scenario, which would pressure the stock market.

Whether or not the market appreciates this coming year, we believe there will be individual winners and losers in the market. Instead of counting on the economy to lift many stocks or for the market to rise to even higher valuations, we are going to try to identify key winners in a variety of industries as a strategy for seeking returns.

In our view, in the 1990s, it could seem that simply being invested in the stock market was more important than the specific security selections that investors owned (assuming investors were appropriately diversified). Buoyant growth appeared in cases to have lifted the market and economy. It is important to have a diversified group of investments to help serve as a hedge against this risk.

We believe that to generate good returns in the current decade, companies will have to focus on market share gains, consolidation, more rational pricing, and the use of technology (such as the Internet) to increase efficiency. We believe that reasonably valued companies that can produce double-digit earnings growth have potential to be good performers in 2002.

EQUITY INDEX PORTFOLIO

INVESTMENT STRATEGY

The Equity Index Portfolio ("Portfolio") is managed to provide investment results that, before expenses, match the price and yield performance of the S&P
500. The Portfolio is designed to provide reliable exposure to the large-capitalization segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500, owning each constituent stock at the appropriate index weight. The Portfolio, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth(12) and value(13) styles of investing.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, Class I shares and Class II shares of the Portfolio returned negative 12.12% and negative 12.36%, respectively. In comparison, the S&P 500 returned negative 11.88% for the same period.

MARKET AND PORTFOLIO REVIEW

The performance of the U.S. equity market in 2001, in our view, reflected a tug-of-war between the pessimism of an unfolding recession and the optimism for a quick recovery based on substantial monetary and fiscal stimulus measures. The U.S. stock markets got off to a good start in January as the Fed lowered its target for short-term rates, although the barrage of earnings disappointments and profit warnings, especially in the technology sector, hit the stock market hard later in the first quarter of 2001. Despite more interest rate cuts, U.S. stocks continued their steep slide.

---------------

(12) Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
(13) Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

Given recent P/E ratios,(14) in our view it appears that investors' stock market woes have been further compounded as investors appeared to have grown increasingly skeptical of sustainable profit growth in the future. The market also experienced significant volatility from forces related to the September 11th terrorist attack, but rebounded during the fourth quarter.

Small-cap stocks typically performed better than their large-cap counterparts in 2001, while growth stocks generally performed worse than value equities. During the twelve-month period ending in December 2001, the Russell 2000 Index ("Russell 2000")(15) generated a return of 2.49%, while the S&P 500 produced a return of negative 11.88%. For example, the Russell 2000 Growth Index ("Russell 2000 Growth")(16) declined by negative 9.23% and significantly underperformed the Russell 2000 Value Index ("Russell 2000 Value"),(17) which returned 14.02%.

We believe the outperformance of small-cap stocks was likely related to the increased focus on relative valuation and the monetary and fiscal stimulus. As investors grew increasingly nervous of high valuations in a slowing economy, we feel that they shifted their attention to smaller-cap stocks that have been generally undervalued for several years. Although past performance does not guarantee similar future results, small-cap stocks have tended to perform well in the early stages of an economic recovery. It is our view that many investors now believe that the aggressive easing by the Fed has set the stage for an economic rebound in the year 2002.

As of December 31, 2001, approximately 19% of the Portfolio was invested in the financial services sector, 13.4% was invested in consumer services, 13.6% in the technology and 13.4% in healthcare.

MARKET OUTLOOK

The U.S. economy has shown little growth since March and, in our view, is currently in a mild recession. The combination of the ongoing cyclical correction, restructuring and downsizing in the technology and telecommunications sectors and the lingering effects of the September 11th terrorist attacks are the major negative influences on the U.S. economy. On the other hand, consumers have responded positively to strong incentives from auto companies and have boosted spending significantly since October. The pace of deterioration in business activity has slowed, and there are even some signs of sales stabilization. Consumer incomes, however, are barely growing and labor market prospects point toward continued flat income growth.

The recent recovery in stock prices has been inspired by bursts of optimism based on stimulative policy, but we feel it has also been characterized by big swings on bouts of pessimism based on prospects of weaker earnings and economic growth in the short term. We have observed several stock market rallies in 2001 in anticipation of a quick economic recovery, which have subsequently stalled for lack of real evidence of improvement. It remains to be seen if the current expectation of a short recession -- followed by a recovery -- turns into reality. We expect to maintain our investment focus during this difficult market environment.

SALOMON BROTHERS VARIABLE GROWTH AND INCOME FUND

INVESTMENT STRATEGY

The objective of the Salomon Brothers Variable Growth and Income Fund ("Portfolio"), formerly Growth and Income Portfolio, is to seek income and long-term capital growth. The portfolio emphasizes U.S. stocks with large market capitalizations. The portfolio may purchase below-investment-grade convertible securities (commonly known as "junk bonds"). The Portfolio invests primarily in equity securities, including convertible securities that provide dividend or interest income. However, it may also invest in non-income paying stocks for potential appreciation in value. The Portfolio will own a mixture of growth and value stocks.

---------------

(14) The price-to-earnings (P/E) ratio is the price of a stock divided by its earnings per share.
(15) The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(16) The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
(17) The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
 6

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, the Portfolio returned negative 13.14%. In comparison, the S&P 500 and the Russell 1000 Index ("Russell 1000")(18) returned negative 11.88% and negative 12.45%, respectively, for the period.

MARKET AND PORTFOLIO REVIEW

Following a volatile year in the stock markets, economic fundamentals seemed to stabilize in the fourth quarter. Consumer confidence figures, which were lower in August, started to increase in November and December. Retail sales in December were a little better than expected, especially at the discount-store and consumer-electronics chains. Although auto sales levels in November and December declined, sales remained robust.

Technology companies consistently reported that November sales improved sequentially over October's levels. The personal computer companies had the most encouraging reports in the sector, while the telecommunications suppliers had the weakest.

Bond prices suffered throughout November and December as better economic news emerged. We believe mortgage rates and long bond rates (i.e., U.S. Treasury securities that have longer maturities) need to be monitored carefully in 2002, as further increases could temper an economic recovery. We've taken a more aggressive posture in terms of the Portfolio in anticipation of a better economy in 2002.

The significant rise in the Nasdaq Composite Index(19) since September 23rd has made technology valuations prohibitively pricey once again, in our view. As of December 31, 2001, approximately 17.6% of the Portfolio was in the technology sector.

MARKET OUTLOOK

We maintain exposure in telecommunications services and believe valuations of stocks in the retail sector offer attractive potential, as retailers have historically been strong performers coming out of recessions. However, we have begun to pare back the Portfolio's retail sector holdings after the large stock price increases in the fourth quarter of 2001. Rising healthcare costs make the hospital sector attractive, in our view, while we believe that HMO's and ethical pharmaceutical companies may prove to be unattractive investments. As of December 31, 2001, we held a large position in HCA Inc., the largest hospital company, but do not favor HMOs. We believe that ethical drug prices will be pressured by recent state laws reducing Medicaid reimbursement. There is also a patent litigation about to go before the Supreme Court that could damage the business models of the ethical pharmaceutical companies.

Now that energy stock valuations have declined, we have found many stocks in the sector that we believe are attractively priced. We have added to positions in Exxon Mobil Corp. As of the end of the period, the energy sector represented approximately 5% and the financial services sector represented approximately 18.2% of the Portfolio's value. We anticipate possibly increasing our exposure in cyclical stocks. Historically, the first year of an economic recovery has typically proved to be a good year for stock market returns. Because we believe that a recovery will be moderate and our view that the stock market is valued on the expensive side, we are looking for positive, albeit modest, returns in 2002.

SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

INVESTMENT STRATEGY

The Salomon Brothers Emerging Growth Fund ("Portfolio"), formerly Emerging Growth Portfolio, seeks capital appreciation by investing primarily in common stocks of emerging-growth companies without regard to market capitalization. The Portfolio focuses on domestic and foreign(20) companies that we believe are in the early stages of their life cycles and have the potential to become major enterprises.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, the Portfolio, returned negative 5.32%. In comparison, the Nasdaq Composite Index and the Russell 2500 Growth Index ("Russell 2500 Growth")(21) returned negative 21.05% and negative 10.83%, respectively, for the period.

---------------

18 The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note than an investor cannot invest directly in an index.
19 The Nasdaq Composite Index is a market value-weighed index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
20 Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.
21 The Russell 2500 Growth measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

MARKET AND PORTFOLIO REVIEW

Our underperformance over the period was primarily a result of our holdings in technology, which was the worst-performing sector in a difficult market environment. Even outside the technology sector, the market was particularly brutal for aggressive-growth investors across all sectors. We remained true to our mandate at a time when our investment style was out of favor. Although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

One view of what happened in the market during 2001 is that technology sector was analogous to a massive bubble in 1999 and 2000 that burst. We believe, however, that technology companies have been growing their earnings at a much faster rate than the overall market for years, so this unwinding of technology stocks was not a two-year phenomenon.

More importantly, we think the outperformance by technology companies is likely to resume after this downturn. Our portfolio management speaks with chief executive officers ("CEOs") in almost every conceivable industry on a routine basis, and a common theme we hear is that companies that are successful within their given industry, whether it be retail, healthcare, financial services or another sector, are those that are leveraging technology better than their competitors. CEOs today tell us that they view technology as an absolute necessity for growing their businesses and staying competitive -- as a driver of earnings, not just as a means of reducing costs. Technology has remained a large weighting in the Portfolio because we're long-term investors, and we think the corporate appetite for technology has not been diminished. Rather, we believe it has only been temporarily put on hold. We would suggest that the market rally we witnessed at the end of the period seemed to support this view, as reflected in the recent, strong gains in the technology sector.

That being said, our approach toward technology has changed over the period. A year or two ago, the companies that were growing faster and were performing better as investments were some of the smaller, newer companies that had niche products. Today, we believe a company such as Microsoft Corp. may be better positioned because it offers a full product set that's more of a turnkey solution -- pull it out of the box, and plug it in. So, to a large degree, we've repositioned our technology holdings into companies we view as having established customer bases, established brands and a comprehensive set of products.

Another area in which we found opportunity was healthcare. Our research uncovered a number of smaller, specialty pharmaceutical companies that we believe have attractive product pipelines or have gotten products approved or launched that we're excited about.

In terms of key common stock sector allocations, as of December 31, 2001, approximately 19.3% of the Portfolio was invested in the biotechnology sector, 10.4% in broadcasting/cable and 16.9% in pharmaceuticals.

MARKET OUTLOOK

The human dimensions of September 11th have rightfully overshadowed any economic considerations. However, from a market perspective, we think investors have generally looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the equity markets and the Portfolio experienced strong performance in the final quarter of 2001. We do not think September 11th changed the long-term outlook for many of the companies in the Portfolio, so there has not been any significant change in our strategy or in the way in which we invest.

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Salomon Brothers Variable International Equity Fund ("Portfolio"), formerly International Equity Portfolio, seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing primarily in equity securities of foreign companies (i.e., companies whose securities trade in non-U.S. markets).

Our strategy is to follow a disciplined investment process that emphasizes individual security selection. Our investment focus is on companies that participate in growth industries and that are deemed to be able to deliver sustainable, above-average growth in earnings per share over a two to three-year time horizon. Final security selection is a function of detailed industry and company-specific analysis and ongoing interviews with a particular company's senior management. Our primary focus is on sustainable growth companies that show strong earnings growth visibility. However, we tend to seek out those companies that are not selling at what we feel is an excessive premium to the market.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2001, the Portfolio returned negative 30.80%.(22) In comparison, the Morgan Stanley Capital International Europe Australia Far East Index ("MSCI EAFE Index")(23) returned negative 21.44 % for the same period. Past performance is not indicative of future results.

MARKET AND PORTFOLIO REVIEW

In several key aspects, 2001 was a studied contrast to trends that prevailed during 2000. The Fed began a series of key short-term interest rate cuts, designed to reinvigorate the slowing U.S. economy, which brought inflation adjusted short-term yields to multi-decade lows. The trading value of the new European currency, the Euro, stabilized versus the U.S. dollar, compared with sharp falls last year. Energy prices fell sharply toward the end of the year, a welcome from the increases a year before. The price falls occurred as expectations of global energy demand slid precipitously in the aftermath of the September atrocities and weakening industrial production. The reduction in energy prices served as a massive tax cut for consumers and businesses in most of the developed international economies. International growth stocks rallied at the very end of the period, after 18 months of outperformance by international value stocks. We believe the sustainability of that trend will depend on the depth and duration of the global economic slowdown.

The U.S. slide into recession also slowed Europe's export-oriented economies. The European Central Bank ("ECB") was slow to recognize and act upon the contractionary risk, in our opinion. Subsequent to the September attacks, the ECB has reduced interest rates with far greater urgency. The sharp decline in inflation has given the ECB latitude to trim short-term interest rates.

The European equity markets are heavily weighted towards financial services stocks, especially banks and insurance companies. European banks have been aggressive acquirers of investment banking and capital market activities, and those equities suffered from the cyclical downturn of the financial markets. The insurance stocks also suffered from the decline of equities, which represent a far greater proportion of assets compared with U.S. insurers. The liabilities from the terrorist attacks weighed on these stocks. The telecommunications stocks, which we favor in the Portfolio, were pariahs during much of the fiscal year due to concerns over indebtedness in the aftermath of the wireless license auctions. These stocks appear to have returned to investor favor given that the corporate balance sheets benefit from lower interest rates and their operations are primarily regionally focused rather than dependant on exports.

The Asian equity markets also suffered during the year. Many of these markets have a high representation of technology and technology-related stocks. As the global technology depression came into clear focus, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to significant forecast downgrades. With capital spending intentions of multinationals in clear decline, we believe the overall prospect for technology spending at this writing is not bright.

Japan's population voted in a reform-minded Prime Minister with extraordinary popularity and mandate for change. Nevertheless, Japan's financial system has still been under pressure. Emerging markets were not exempt from the global equity market downturn. Falling commodity prices in many sectors pressured earnings in these generally commodity-dependent export economies.

In terms of our international allocations in the Portfolio, as of December 31, 2001, approximately 23.2% of the Portfolio was invested in the United Kingdom, 11.2% in Japan, 11.5% in Singapore and 7.2% in Sweden.

MARKET OUTLOOK

Investors in European markets have begun a significant reallocation of pension and personal portfolio assets away from fixed-income instruments into equities in the preceding five years. The bear market of the past 18 months has resulted in redemptions of equity mutual funds by investors in Europe, which exacerbated volatility in the markets. We continue to believe that long-term asset allocations toward equities will continue given the structurally lowered nominal yields available from bonds. However, the bear market continues to test the resolve of the European markets.

---------------

(22) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.
(23) The MSCI EAFE Index consists of the equity total returns for Europe, Australasia, New Zealand and the Far East. Please note that an investor cannot invest directly in an index.

A combination of events contributed toward the equity and bond market fluctuations throughout 2001. Looking ahead into 2002, we feel that market volatility has become part of the financial landscape. However, in our opinion, this consideration clearly demonstrates the value of seeking investment services from experienced portfolio managers. We feel that the experience of our investment-management teams and their quality approaches can help investors prudently pursue their investment-management objectives.

We thank you for your investment in the Greenwich Street Series Fund and for your confidence in our investment approach. We look forward to serving your investment needs by using our comprehensive research services to help you seek investment opportunities available in today's global economy.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 14, 2002

The information in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 51 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is as of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/01 (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------
Year Ended 12/31/01                   3.17%
Five Years Ended 12/31/01             4.42
Ten Years Ended 12/31/01              5.93

          CUMULATIVE TOTAL RETURN
          -----------------------
12/31/91 through 12/31/01            77.89%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on December 31, 1991 through December 31, 2001, with that of a similar investment in the Lehman Brothers Aggregate Bond Index. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


                                                                DIVERSIFIED STRATEGIC INCOME      LEHMAN BROTHERS AGGREGATE BOND
                                                                         PORTFOLIO                            INDEX
                                                                ----------------------------      ------------------------------
12/91                                                                      10000                              10000

12/92                                                                      10142                              10740

12/93                                                                      11416                              11788

12/94                                                                      11095                              11444

12/95                                                                      12981                              13558

12/96                                                                      14330                              14222

12/97                                                                      15498                              15594

12/98                                                                      16489                              16950

12/99                                                                      16773                              16811

12/00                                                                      17243                              18767

12/01                                                                      17789                              20352


--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND AS OF 12/31/01 (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------
Year Ended 12/31/01                   (16.39)%
Five Years Ended 12/31/01               6.41
Ten Years Ended 12/31/01                7.82

         CUMULATIVE TOTAL RETURN
         -----------------------
12/31/91 through 12/31/01             112.34%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable All Cap Value Fund on December 31, 1991 through December 31, 2001, with that of a similar investment in the Variable Annuity Lipper Utility Funds Peer Group Average and Standard & Poor's 500 Index ("S&P 500 Index"). The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

The Variable Annuity Lipper Utility Funds Peer Group Average is composed of 22 utility funds as of December 31, 2001, which underlie variable annuities.

                                   VARIABLE
                                    ANNUITY
                        SALOMON     LIPPER
                       BROTHERS     UTILITY
                       VARIABLE      FUNDS                 STANDARD
                        ALL CAP      PEER       RUSSELL    & POOR'S
                         VALUE       GROUP       3000         500
                         FUND       AVERAGE     INDEX*       INDEX
                       --------    --------     -------    -------
12/91                  10000.00    10000.00    10000.00    10000.00

12/92                  11174.00    11103.00    10959.00    10765.00

12/93                  12337.00    12483.00    12151.00    11851.00

12/94                  11088.00    11422.00    12174.00    12005.00

12/95                  14685.00    14552.00    16655.00    16513.00

12/96                  15565.00    16160.00    20289.00    18442.00

12/97                  19225.00    20410.00    26736.00    24594.00

12/98                  22491.00    24037.00    33191.00    31628.00

12/99                  21422.00    27878.00    40127.00    38280.00

12/00                  25398.00    28277.00    37134.00    34798.00

12/01                  21234.00    21790.00    32878.00    30663.00

* It is the opinion of management that the Russell 3000 Index more accurately reflects the current composition of the Salomon Brothers Variable All Cap Value Fund than the S&P 500 Index. In future reporting, the Russell 3000 Index will be used as a basis of comparison of total return performance rather than the S&P 500 Index.

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 12/31/01 (UNAUDITED)


      AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------
Year Ended 12/31/01                   (12.12)%
Five Years Ended 12/31/01              10.35
Ten Years Ended 12/31/01               12.21

         CUMULATIVE TOTAL RETURN
         -----------------------
12/31/91 through 12/31/01             216.33%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on December 31, 1991 through December 31, 2001, with that of a similar investment in the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the- counter markets. The performance of the Portfolio's other class may be greater or less than the Class I share's performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                  STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------

12/91                                                                      10000                              10000

12/92                                                                      10674                              10765

12/93                                                                      11597                              11851

12/94                                                                      11696                              12005

12/95                                                                      15885                              16513

12/96                                                                      19328                              20303

12/97                                                                      25543                              27076

12/98                                                                      32318                              34819

12/99                                                                      39597                              42143

12/00                                                                      35995                              38306

12/01                                                                      31633                              33756


--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE GROWTH AND INCOME FUND AS OF 12/31/01 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------
Year Ended 12/31/01                   (13.14)%
Five Years Ended 12/31/01               6.68
Ten Years Ended 12/31/01                9.48

         CUMULATIVE TOTAL RETURN
         -----------------------
12/31/91 through 12/31/01             147.40%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Growth and Income Fund on December 31, 1991 through December 31, 2001, with that of a similar investment in the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average and Standard & Poor's 500 Index ("S&P 500 Index"). During the second quarter of 2001, the Portfolio changed its Lipper Peer Group category from the Variable Annuity Lipper Growth & Income Funds Peer Group Average to the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average. The Variable Annuity Lipper Growth & Income Funds Peer Group no longer exists. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

The Variable Annuity Lipper Large-Cap Core Funds Peer Group Average is composed of 126 large-cap funds as of December 31, 2001, which underlie variable annuities.

                                                                             VARIABLE ANNUITY LIPPER
                                                SALOMON BROTHERS VARIABLE     LARGE-CAP CORE FUNDS        STANDARD & POOR'S 500
                                                 GROWTH AND INCOME FUND        PEER GROUP AVERAGE                 INDEX
                                                -------------------------    -----------------------      ---------------------

12/91                                                     10000                       10000                       10000

12/92                                                     10844                       10749                       10765

12/93                                                     11830                       11913                       11851

12/94                                                     11451                       11766                       12005

12/95                                                     14943                       15367                       16513

12/96                                                     17906                       16947                       18442

12/97                                                     22013                       21356                       24594

12/98                                                     24627                       24744                       31628

12/99                                                     27252                       27892                       38280

12/00                                                     28483                       28280                       34796

12/01                                                     24740                       24643                       30663


--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND AS OF 12/31/01 (UNAUDITED)


       AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------
Year Ended 12/31/01                 (5.32)%
Five Years Ended 12/31/01            32.91
12/3/93* through 12/31/01            26.61

          CUMULATIVE TOTAL RETURN
          -----------------------
12/3/93* through 12/31/01           572.54%
* Commencement of operations.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Emerging Growth Fund on December 3, 1993 (commencement of operations) through December 31, 2001, with that of a similar investment in the Nasdaq Composite Index ("Nasdaq"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

                                                                 SALOMON BROTHERS VARIABLE
                                                                    EMERGING GROWTH FUND              NASDAQ COMPOSITE INDEX
                                                                 -------------------------            ----------------------

12/3/93                                                                    10000                              10000

12/93                                                                      10410                              10297

12/94                                                                       9631                               9968

12/95                                                                      13761                              13947

12/96                                                                      16215                              17115

12/97                                                                      19646                              20819

12/98                                                                      26943                              29071

12/99                                                                      55810                              53949

12/00                                                                      71031                              32750

12/31/01                                                                   67254                              25856


--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND AS OF 12/31/01 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------
Year Ended 12/31/01                   (30.80)%
Five Years Ended 12/31/01               1.63
12/3/93* through 12/31/01               3.48

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 12/31/01              31.87%
* Commencement of operations.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable International Equity Fund on December 3, 1993 (commencement of operations) through December 31, 2001, with that of a similar investment in the Morgan Stanley EAFE Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East.

                                                                 SALOMON BROTHERS VARIABLE
                                                                 INTERNATIONAL EQUITY FUND          MORGAN STANLEY EAFE INDEX
                                                                 -------------------------          -------------------------

12/3/93                                                                    10000                              10000

12/93                                                                      10050                              10724

12/94                                                                       9210                              10850

12/95                                                                      10020                              12103

12/96                                                                      12163                              12873

12/97                                                                      11897                              13120

12/98                                                                      14138                              15744

12/99                                                                      23498                              19989

12/00                                                                      19056                              17158

12/31/01                                                                   13187                              13479


--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001

                             MONEY MARKET PORTFOLIO

        FACE                                                                           ANNUALIZED
       AMOUNT                                      SECURITY                              YIELD        VALUE
--------------------------------------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 14.8%
      $100,000           Federal Farm Credit Bank matures 2/5/02.....................     1.91%     $   99,815
       105,000           Federal Home Loan Bank matures 2/6/02.......................     1.83         104,809
       100,000           Federal Home Loan Mortgage Corp. matures 2/14/02............     1.80          99,780
       110,000           Federal National Mortgage Association matures 1/10/02.......     2.05         109,944
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. AGENCIES AND INSTRUMENTALITIES
                           (Cost -- $414,348)........................................                  414,348
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 61.7%
       100,000           ABN AMRO N.A. matures 3/20/02...............................     1.81          99,610
       100,000           BNP Paribas Finance Inc. matures 2/19/02....................     2.00          99,729
       100,000           Canadian Wheat Board matures 2/6/02.........................     2.03          99,798
       100,000           ChevronTexaco Corp. matures 1/28/02.........................     1.72          99,871
       125,000           Danske Corp. matures 1/10/02................................     1.92         124,940
       100,000           Dexia Delaware LLC matures 3/7/02...........................     1.79          99,679
       100,000           General Electric Capital Corp. matures 2/25/02..............     1.81          99,725
       100,000           Halifax PLC matures 2/5/02..................................     1.90          99,816
       100,000           Kraft Foods Inc. matures 1/31/02............................     1.80          99,850
       100,000           Morgan Stanley Dean Witter & Co. matures 1/29/02............     2.05          99,841
       100,000           National Australia Funding Inc. matures 1/10/02.............     1.79          99,955
       100,000           Oesterreichische Kontrollbank matures 2/12/02...............     1.74          99,797
       100,000           Rabobank Nederland N.V. matures 1/14/02.....................     1.77          99,936
       100,000           Svenska Handelsbanken matures 1/14/02.......................     1.76          99,936
       100,000           UBS Finance Inc. matures 1/2/02.............................     1.80          99,995
       100,000           Verizon Network Funding Corp. matures 1/8/02................     2.03          99,961
       100,000           Wells Fargo and Co. matures 2/19/02.........................     1.76          99,762
--------------------------------------------------------------------------------------------------------------
                         TOTAL COMMERCIAL PAPER (Cost -- $1,722,201).................                1,722,201
--------------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 14.3%
       100,000           Banca Intesa matures 2/1/02.................................     2.11         100,006
       100,000           Canadian Imperial Bank Commerce matures 2/14/02.............     2.12         100,160
       100,000           Credit Suisse First Boston Corp. matures 1/11/02............     1.82         100,000
       100,000           Royal Bank of Scotland matures 1/4/02.......................     2.50         100,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN CERTIFICATES OF DEPOSIT (Cost -- $400,166)....                  400,166
--------------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 7.2%
       100,000           Chase Manhattan Bank Corp. matures 1/2/02...................     1.75         100,000
       100,000           HSBC Bank USA matures 1/2/02................................     1.69         100,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL TIME DEPOSITS (Cost -- $200,000)......................                  200,000
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
        56,000           Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
                           maturity -- $56,005; (Fully collateralized by U.S.
                           Treasury Bills, Notes, Bonds and Inflation Index Notes,
                           0.000% to 14.250% due 1/10/02 to 8/15/27; Market
                           value -- $57,399) (Cost -- $56,000).......................                   56,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $2,792,715*).............               $2,792,715
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 46.7%
                           Federal Home Loan Bank:
$ 1,500,000                  5.375% due 1/5/04.........................................  $ 1,559,357
  2,900,000                  4.875% due 4/16/04 (a)....................................    2,985,451
                           Federal Home Loan Mortgage Corp. (FHLMC):
    400,000                  5.750% due 7/15/03........................................      417,635
  1,200,000                  7.000% due 2/1/15 through 5/1/16..........................    1,242,734
  1,994,894                  6.500% due 9/1/31 (a).....................................    2,000,505
                           Federal National Mortgage Association (FNMA):
    500,000                  4.625% due 5/15/03........................................      513,500
  2,800,000                  5.250% due 1/15/09 (a)....................................    2,775,945
    600,000                  5.500% due 12/1/16........................................      590,625
    316,091                  7.000% due 5/1/30 through 1/1/31..........................      322,609
  6,681,779                  6.000% due 8/1/16 through 5/1/31..........................    6,604,827
  5,260,163                  6.500% due 3/1/16 through 10/1/31 (a).....................    5,300,025
                           Government National Mortgage Association (GNMA):
  2,390,993                  7.000% due 7/15/27 through 2/15/31........................    2,447,019
  3,220,854                  6.500% due 9/15/28 through 2/15/31........................    3,238,961
                           U.S. Treasury Notes:
  2,600,000                  5.875% due 11/15/04 (a)...................................    2,753,767
  2,500,000                  7.875% due 11/15/04 (a)...................................    2,780,568
----------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT SECTOR (Cost -- $35,658,612)..........   35,533,528
----------------------------------------------------------------------------------------------------



   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 31.2%
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 29.7%
----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
     25,000     B          BE Aerospace Inc., Sr. Sub. Notes, Series B, 8.000% due
                             3/1/08....................................................       21,063
    185,000     B-         Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due
                             5/15/09...................................................      187,775
     80,000     CCC+       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............       45,200
----------------------------------------------------------------------------------------------------
                                                                                             254,038
----------------------------------------------------------------------------------------------------
AIRLINE -- 0.5%
    230,000     B          Air Canada, Sr. Notes, 10.250% due 3/15/11..................      148,063
                           Continental Airlines, Inc.:
     30,972     BBB          8.312% due 4/2/11.........................................       28,212
     38,869     A            6.900% due 1/2/17.........................................       32,614
     16,647     A            6.748% due 3/15/17........................................       13,462
     39,184     AA-          6.703% due 6/15/21........................................       34,161
                           United Air Lines, Inc.:
     45,000     BBB          6.831% due 9/1/08.........................................       30,217
     24,083     A-           8.030% due 7/1/11.........................................       20,399
     50,000     A-           Secured Notes, 7.811% due 10/1/09.........................       41,726
     42,919     A-         US Airways Pass-Through Trust, Secured Notes, 8.360% due
                             1/20/19...................................................       34,905
----------------------------------------------------------------------------------------------------
                                                                                             383,759
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ALTERNATIVE POWER GENERATION -- 1.4%
                           AES Corp.:
$    90,000     Ba1*         Sr. Notes, 8.750% due 12/15/02............................  $    89,100
    480,000     Ba2*         Sr. Sub. Notes, 10.250% due 7/15/06.......................      424,800
     40,000     BB-        AES Drax Energy Ltd., Sr. Sub Notes, Series B, Company
                             Guaranteed, 11.500% due 8/30/10...........................       27,000
     50,000     BB+        Calpine Canada Energy Finance ULC, Sr. Sub. Notes, Company
                             Guaranteed, 8.500% due 5/1/01.............................       45,785
                           Calpine Corp., Sr. Notes:
    275,000     BB+          10.500% due 5/15/06.......................................      258,500
     40,000     BB+          8.750% due 7/15/07........................................       36,150
    160,000     BB+          8.625% due 8/15/10........................................      145,558
                           Covanta Energy Corp.:
     25,000     BBB          9.250% due 3/1/22.........................................       15,032
     35,000     B1*          Sub. Notes, 6.000% due 6/1/02.............................       24,405
----------------------------------------------------------------------------------------------------
                                                                                           1,066,330
----------------------------------------------------------------------------------------------------
ALUMINUM -- 0.2%
                           Kaiser Aluminum & Chemical Corp., Sr. Notes:
     50,000     B            Series B, 10.875% due 10/15/06............................       45,750
     75,000     B            Series D, 10.875% due 10/15/06............................       68,625
----------------------------------------------------------------------------------------------------
                                                                                             114,375
----------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR -- 0.5%
                           Levi Strauss & Co.:
     90,000     BB-          7.000% due 11/1/06........................................       68,850
     35,000     BB-          Sr. Notes, 11.625% due 1/15/08............................       31,150
     60,000     BBB-       Tommy Hilfiger USA Inc., Company Guaranteed, 6.500% due
                             6/1/03....................................................       61,127
    165,000     B-         Tropical Sportswear International Corp., Sr. Sub. Notes,
                             Series A, Company Guaranteed, 11.000% due 6/15/08.........      165,412
     50,000     B-         William Carter Co., Sr. Sub. Notes,
                             10.875% due 8/15/11 (c)...................................       53,750
----------------------------------------------------------------------------------------------------
                                                                                             380,289
----------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR - RETAIL -- 0.1%
     25,000     BBB+       Gap Inc., 8.800% due 12/15/08 (c)...........................       21,902
     10,000     CCC+       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                             10/15/07..................................................        8,250
     82,000     BB         Saks Inc., 9.875% due 10/1/11 (c)...........................       77,080
----------------------------------------------------------------------------------------------------
                                                                                             107,232
----------------------------------------------------------------------------------------------------
AUTO PARTS - OEM -- 0.1%
     70,000     B1*        Collins & Aikman Products, Sr. Notes, 10.750% due 12/31/11
                             (c).......................................................       70,525
     35,000     Ba1*       Dana Corp., Sr. Notes, 9.000% due 8/15/11 (c)...............       32,593
----------------------------------------------------------------------------------------------------
                                                                                             103,118
----------------------------------------------------------------------------------------------------
AUTOMOTIVE AFTERMARKET -- 0.0%
     35,000     BB-        The Pep Boys - Manny, Moe & Jack, Sr. Notes, 6.520% due
                             7/16/07...................................................       34,781
----------------------------------------------------------------------------------------------------
BEVERAGES - NON-ALCOHOLIC -- 0.1%
     80,000     B+         Cott Beverages Inc., Sr. Sub. Notes, Company Guaranteed,
                             8.000% due 12/15/11 (c)...................................       78,400
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
BROADCASTING -- 0.6%
$   225,000     B3*        Emmis Communications Corp., Sr. Discount Notes, step bond to
                             yield 12.489% due 3/15/11.................................  $   137,250
     45,000     NR         LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                             12.476% due 3/1/08 (c)....................................       23,400
     70,000     B-         Paxson Communications Corp., Sr. Sub. Notes, Company
                             Guaranteed, 10.750% due 7/15/08...........................       73,763
     60,000     B          Sinclair Broadcast Group, Sr. Sub. Notes, 8.750% due
                             12/15/11 (c)..............................................       60,300
     35,000     B-         Spanish Broadcasting Systems, Inc., Sr. Sub. Notes,
                             9.625% due 11/1/09 (c)....................................       34,825
     30,000     CCC+       XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due
                             3/15/10...................................................       23,887
     70,000     B          Young Broadcasting Inc., Sr. Notes,
                             8.500% due 12/15/08 (c)...................................       70,700
----------------------------------------------------------------------------------------------------
                                                                                             424,125
----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.6%
    190,000     B          Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due
                             2/15/08...................................................      171,950
    170,000     B-         Atrium Cos. Inc., Sr. Sub. Notes, Series B, 10.500% due
                             5/1/09....................................................      158,950
    100,000     B-         Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09......       88,500
----------------------------------------------------------------------------------------------------
                                                                                             419,400
----------------------------------------------------------------------------------------------------
CABLE/SATELLITE TV -- 3.4%
                           Adelphia Communications Corp.:
    585,000     B+           Sr. Discount Notes, Series B, zero coupon bond to yield
                                11.625% due 1/15/08....................................      284,456
                             Sr. Notes:
     40,000     B+              10.250% due 11/1/06....................................       41,000
     75,000     B+              8.750% due 10/1/07.....................................       70,219
     35,000     B+              10.250% due 6/15/11....................................       35,088
     30,000     B+              Series B, 9.875% due 3/1/07............................       29,888
    220,000     B-         Callahan Nordrhein-Westfalen, Sr. Discount Notes, step bond
                             to yield 16.976% due 7/15/10..............................       51,700
                           Charter Communications Holdings:
                             Sr. Discount Notes:
    295,000     B+              Step bond to yield 11.715% due 1/15/10.................      213,138
    575,000     B+              Step bond to yield 12.122% due 1/15/11.................      382,375
    220,000     B+              Step bond to yield 11.747% due 5/15/11.................      136,400
    105,000     B+           Sr. Notes, 11.125% due 1/15/11............................      111,825
    305,000     B1*        Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07....      321,012
                           Echostar DBS Corp., Sr. Notes:
     80,000     B+           9.375% due 2/1/09.........................................       82,800
    140,000     B+           Company Guaranteed, 9.125% due 1/15/09 (c)................      141,050
     75,000     B-         Insight Communications Co., Inc., Sr. Discount Notes, step
                             bond to yield 12.241% due 2/15/11.........................       44,625
     60,000     B+         Mediacom Broadband LLC, Sr. Notes, Company Guaranteed,
                             11.000% due 7/15/13.......................................       66,150
    365,000     Ba1*       Rogers Cablesystems Ltd., Sr. Sub. Debentures, Company
                             Guaranteed, 11.000% due 12/1/15...........................      416,100
    200,000     B          Telewest Communication PLC, step bond to yield 11.389% due
                             10/1/07...................................................      145,000
----------------------------------------------------------------------------------------------------
                                                                                           2,572,826
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CASINOS/GAMING -- 1.6%
$    55,000     B-         Alliance Gaming Corp., Sr. Sub. Notes, Series B, Company
                             Guaranteed, 10.000% due 8/1/07............................  $    57,475
     40,000     B-         Ameristar Casinos Inc., Sr. Sub. Notes, Company Guaranteed,
                             10.750% due 2/15/09.......................................       43,400
     35,000     B+         Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11........       36,750
    230,000     B          Hollywood Casino Corp., Company Guaranteed, 11.250% due
                             5/1/07....................................................      249,838
                           Mandalay Resort Group:
    145,000     BB-          Sr. Sub. Debentures, 7.625% due 7/15/13...................      125,063
     80,000     BB-          Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............       83,400
     60,000     BB+        MGM Mirage Inc., Sr. Sub. Notes, Company Guaranteed,
                             8.375% due 2/1/11.........................................       59,550
    225,000     BB+        Park Place Entertainment, Sr. Sub. Notes, 8.125% due
                             5/15/11...................................................      221,063
                           Sun International Hotels Ltd., Sr. Sub. Notes, Company
                             Guaranteed:
     55,000     Ba3*         9.000% due 3/15/07........................................       53,212
    270,000     Ba3*         8.625% due 12/15/07.......................................      255,150
     60,000     B-         Venetian Casino Resort LLC, Company Guaranteed, 12.250% due
                             11/15/04..................................................       60,300
----------------------------------------------------------------------------------------------------
                                                                                           1,245,201
----------------------------------------------------------------------------------------------------
CHEMICALS - AGRICULTURAL -- 0.5%
    220,000     NR         IMC Global Inc., Sr. Notes, 11.250% due 6/1/11 (c)..........      235,400
    160,000     BB-        Terra Capital Inc., Sr. Secured Notes, Company Guaranteed,
                             12.875% due 10/15/08 (c)..................................      159,200
----------------------------------------------------------------------------------------------------
                                                                                             394,600
----------------------------------------------------------------------------------------------------
CHEMICALS - MAJOR DIVERSIFIED -- 0.3%
    870,000     B-         Huntsman ICI Chemicals LLC, Sr. Discount Notes, zero coupon
                             bond to yield 13.539% due 12/31/09........................      221,850
----------------------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.7%
     45,000     Ba1*       Airgas Inc., Sr. Sub. Notes, Company Guaranteed, 9.125% due
                             10/1/11...................................................       47,700
    205,000     B2*        Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09....      196,800
                           ISP Chemco, Sr. Sub. Notes:
     75,000     BB-          10.250% due 7/1/11 (c)....................................       78,750
     70,000     BB-          Series B, Company Guaranteed, 10.250% due 7/1/11..........       73,500
     75,000     B+         ISP Holdings Inc., Sr. Secured Notes,
                              10.625% due 12/15/09 (c).................................       75,375
     20,000     BB         Lyondell Chemical Co., Secured Notes,
                              9.500% due 12/15/08 (c)..................................       19,900
     45,000     B+         OM Group Inc., Sr. Sub. Notes, Company Guaranteed,
                             9.250% due 12/15/11 (c)...................................       46,125
----------------------------------------------------------------------------------------------------
                                                                                             538,150
----------------------------------------------------------------------------------------------------
COAL -- 0.1%
     60,000     BB         Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 (c)........       62,400
----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.2%
     65,000     B-         Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11...       64,675
     70,000     NR         Schuler Homes Inc., Sr. Sub. Notes,
                             10.500% due 7/15/11 (c)...................................       73,325
----------------------------------------------------------------------------------------------------
                                                                                             138,000
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CONSUMER SPECIALTIES -- 0.4%
                           American Greetings Corp.:
$    45,000     BBB-         Sr. Notes, 6.100% due 8/1/28..............................  $    38,075
    190,000     BB+          Sr. Sub. Notes, 11.750% due 7/15/08 (c)...................      196,650
     75,000     BB         Sola International Inc., Sr. Notes, 6.875% due 3/15/08......       71,920
----------------------------------------------------------------------------------------------------
                                                                                             306,645
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 1.3%
     10,000     B-         Huntsman Packaging, Sr. Sub. Notes, Company Guaranteed,
                             13.000% due 6/1/10........................................       10,100
    170,000     B+         Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05.........      160,650
                           Sealed Air Corp.:
    125,000     BBB          6.950% due 5/15/09 (c)....................................      116,436
     10,000     BBB          Sr. Notes, Company Guaranteed, 8.750% due 7/1/08 (c)......       10,339
    485,000     B          Stone Container Corp., Sr. Notes, Company Guaranteed,
                             11.500% due 8/15/06 (c)...................................      518,950
    150,000     B-         Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due
                             9/1/03....................................................      147,000
     40,000     B-         Tekni-Plex Inc., Sr. Sub. Notes, Series B, Company
                             Guaranteed,
                             12.750% due 6/15/10.......................................       39,000
----------------------------------------------------------------------------------------------------
                                                                                           1,002,475
----------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.2%
    155,000     BB+        Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....      168,950
----------------------------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.3%
                           J.C. Penney Co., Inc., Sr. Notes:
    125,000     BBB-         6.125% due 11/15/03.......................................      123,587
    125,000     BBB-         6.900% due 8/15/26........................................      122,620
----------------------------------------------------------------------------------------------------
                                                                                             246,207
----------------------------------------------------------------------------------------------------
DISCOUNT CHAINS -- 0.1%
                           Kmart Corp., Sr. Notes:
     75,000     BB           12.500% due 3/1/05#.......................................       67,410
     53,281     BB           8.540% due 1/2/15#........................................       43,367
----------------------------------------------------------------------------------------------------
                                                                                             110,777
----------------------------------------------------------------------------------------------------
DRUGSTORE CHAINS -- 0.3%
                           Rite Aid Corp., Sr. Notes:
    100,000     B-           7.625% due 4/15/05........................................       87,500
     10,000     B-           6.000% due 12/15/05 (c)...................................        8,150
     30,000     B-           4.750% due 12/1/06 (c)....................................       28,913
    145,000     B-           7.125% due 1/15/07........................................      117,450
----------------------------------------------------------------------------------------------------
                                                                                             242,013
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.1%
$   165,000     BB+        Avista Corp., Sr. Notes, 9.750% due 6/1/08..................  $   172,313
                           CMS Energy Corp., Sr. Notes:
     30,000     BB           7.625% due 11/15/04.......................................       29,884
     80,000     BB           9.875% due 10/15/07.......................................       84,975
    150,000     Ba2*       Mission Energy Holdings, Secured Notes, 13.500% due
                             7/15/08...................................................      164,250
    315,000     Ba3*       Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10...      379,575
----------------------------------------------------------------------------------------------------
                                                                                             830,997
----------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.1%
    115,000     Baa2*      Thomas & Betts Corp., Sr. Notes, 6.625% due 5/7/08..........       98,972
----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT INSTRUMENTS -- 0.1%
     85,000     Ba1*       Xerox Corp., 5.250% due 12/15/03............................       78,413
----------------------------------------------------------------------------------------------------
ELECTRONICS/APPLIANCES -- 0.1%
     55,000     B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............       55,275
----------------------------------------------------------------------------------------------------
ELECTRONICS DISTRIBUTORS -- 0.0%
     25,000     Baa1*      Arrow Electronic Inc., Sr. Notes, 6.875% due 6/1/18.........       19,122
----------------------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.2%
    165,000     BB-        Foster Wheeler Ltd., Sr. Notes, 6.750% due 11/15/05.........      128,700
----------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.6%
    115,000     BB-        Allied Waste North America Inc., Sr. Notes, 8.500% due
                             12/1/08 (c)...............................................      116,725
    315,000     B+         URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09.....      324,056
----------------------------------------------------------------------------------------------------
                                                                                             440,781
----------------------------------------------------------------------------------------------------
FINANCE/RENTAL/LEASING -- 0.6%
    135,000     BBB-       Avis Group Holdings, Inc., Sr. Sub. Notes, Company
                             Guaranteed, 11.000% due 5/1/09............................      143,775
    145,000     BB         United Rentals Inc., Sr. Notes, Company Guaranteed,
                             10.750% due 4/15/08 (c)...................................      156,600
    170,000     B-         Williams Scotsman Inc., Sr. Notes, Company Guaranteed,
                             9.875% due 6/1/07.........................................      168,300
----------------------------------------------------------------------------------------------------
                                                                                             468,675
----------------------------------------------------------------------------------------------------
FINANCIAL CONGLOMERATES -- 0.5%
                           Amresco Inc., Sr. Sub. Notes:
      5,000     Caa3*        10.000% due 3/15/04 (d)...................................        1,275
    135,000     Caa3*        9.875% due 3/15/05 (d)....................................       34,425
    809,111     NR         Finova Group Inc., 7.500% due 11/15/09......................      343,872
----------------------------------------------------------------------------------------------------
                                                                                             379,572
----------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 1.1%
                           Aurora Foods Inc., Sr. Sub. Notes:
                             Series B:
    170,000     CCC+            9.875% due 2/15/07.....................................      164,050
     90,000     CCC+            8.750% due 7/1/08......................................       82,350
     30,000     CCC+         Series D, 9.875% due 2/15/07..............................       28,950
    165,000     B-         Carrols Corp., Sr. Sub. Notes, Company Guaranteed, 9.500%
                             due 12/1/08...............................................      160,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 1.1% (CONTINUED)
                           Fleming Cos., Inc.:
                             Series B:
$    15,000     B+              10.500% due 12/1/04....................................  $    14,887
    335,000     B+              10.625% due 7/31/07....................................      321,600
     70,000     BB-          Sr. Notes, Company Guaranteed, 10.125% due 4/1/08.........       71,050
     40,000     BB+        SC International Services Inc., Sr. Sub. Notes, Series B,
                             Company Guaranteed, 9.250% due 9/1/07.....................       26,800
----------------------------------------------------------------------------------------------------
                                                                                             870,562
----------------------------------------------------------------------------------------------------
FOOD RETAIL -- 0.2%
                           Great Atlantic & Pacific Tea Co.:
     45,000     BB           7.750% due 4/15/07........................................       43,200
     80,000     BB           9.125% due 12/15/11.......................................       80,600
----------------------------------------------------------------------------------------------------
                                                                                             123,800
----------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.4%
     45,000     Baa2*      Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17............       35,953
     65,000     BB         Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11 (c)......       63,050
    185,000     B2*        Michael Foods, Inc., Sr. Sub. Notes, Series B, 11.750% due
                             4/1/11....................................................      200,725
----------------------------------------------------------------------------------------------------
                                                                                             299,728
----------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.1%
     40,000     Ba2*       Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due
                             11/15/08..................................................       38,600
----------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.2%
    195,000     B3*        Remington Products Co. LLC, Sr. Sub. Notes, Series D,
                             11.000% due 5/15/06.......................................      150,150
----------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.5%
     60,000     Ba2*       D.R. Horton Inc., Sr. Sub. Notes, Company Guaranteed,
                             9.375% due 3/15/11........................................       61,800
     30,000     BB-        KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11.................       30,750
    140,000     BB+        Lennar Corp., Sr. Notes, Series B, Company Guaranteed,
                             9.950% due 5/1/10.........................................      155,050
     40,000     B1*        Meritage Corp., Sr. Notes, Company Guaranteed, 9.750% due
                             6/1/11....................................................       41,450
     60,000     BB         The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10........       64,800
----------------------------------------------------------------------------------------------------
                                                                                             353,850
----------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.1%
     80,000     B-         Magellan Health Services, Sr. Sub. Notes, 9.000% due
                             2/15/08...................................................       71,600
----------------------------------------------------------------------------------------------------
HOTELS/RESORTS/CRUISELINES -- 1.3%
    270,000     Ba3*       Courtyard by Marriott, Sr. Secured Notes, Series B, 10.750%
                             due 2/1/08................................................      275,400
     70,000     BBB-       Hilton Hotels Corp., Sr. Notes, 7.950% due 4/15/07..........       69,617
    100,000     BB-        HMH Properties Inc., Sr. Notes, Series A, Company
                             Guaranteed,
                             7.875% due 8/1/05.........................................       95,500
    520,000     B+         Intrawest Corp., Sr. Notes, 10.500% due 2/1/10..............      523,250
     10,000     BBB-       Starwood Hotels & Resorts, Company Guaranteed, 6.750% due
                             11/15/05..................................................        9,713
     25,000     Ba3*       Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09 (c)...       24,375
----------------------------------------------------------------------------------------------------
                                                                                             997,855
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
HOUSEHOLD/PERSONAL CARE -- 0.2%
$   130,000     B-         Revlon Consumer Products, Sr. Secured Notes, 12.000% due
                             12/1/05 (c)...............................................  $   129,838
----------------------------------------------------------------------------------------------------
MEDIA CONGLOMERATES -- 0.1%
     40,000     B3*        Ackerley Group Inc., Sr. Sub. Notes, Series B, 9.000% due
                             1/15/09...................................................       42,650
----------------------------------------------------------------------------------------------------
MEDICAL DISTRIBUTORS -- 0.2%
    125,000     B          Physician Sales & Services, Company Guaranteed, 8.500% due
                             10/1/07...................................................      125,625
----------------------------------------------------------------------------------------------------
MEDICAL/NURSING SERVICES -- 0.3%
                           HEALTHSOUTH Corp.:
     80,000     BBB-         8.375% due 10/1/11 (c)....................................       82,800
     75,000     BBB-         Sr. Notes, 6.875% due 6/15/05.............................       74,481
     75,000     B          Pre-Se Technologies, Inc., Sr. Notes, Series B, Company
                             Guaranteed, 9.500% due 2/15/05............................       67,125
----------------------------------------------------------------------------------------------------
                                                                                             224,406
----------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.4%
                           ALARIS Medical Systems:
     40,000     B+           Sr. Secured Notes, 11.625% due 12/1/06 (c)................       43,400
    105,000     B-           Sr. Sub. Notes, Company Guaranteed, 9.750% due 12/1/06....      100,275
     20,000     B3*        Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                             6/15/09...................................................       18,600
     80,000     B          Res-Care Inc., Sr. Notes, 10.625% due 11/15/08 (c)..........       80,000
     45,000     B-         Universal Hospital Services, Sr. Notes, 10.250% due
                             3/1/08....................................................       44,100
----------------------------------------------------------------------------------------------------
                                                                                             286,375
----------------------------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES -- 0.2%
     10,000     B2*        Intertek Finance PLC, Sr. Sub. Notes, Series B, Company
                             Guaranteed, 10.250% due 11/1/06...........................       10,050
    180,000     B-         Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due
                             11/1/06...................................................      117,900
----------------------------------------------------------------------------------------------------
                                                                                             127,950
----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.3%
     95,000     B          Applied Extrusion Technologies, Inc., Sr. Notes, Series B,
                             Company Guaranteed, 10.750% due 7/1/11....................      101,650
     75,000     BBB+       Cooper Tire & Rubber Co., Sr. Notes, 7.625% due 3/15/27.....       65,438
    125,000     B2*        Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due
                             12/1/07...................................................       77,500
----------------------------------------------------------------------------------------------------
                                                                                             244,588
----------------------------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT -- 0.6%
                           AMC Entertainment Inc., Sr. Sub. Notes:
    110,000     CCC          9.500% due 3/15/09........................................      108,212
     70,000     CCC          9.500% due 2/1/11.........................................       68,338
    345,000     B          Premier Parks, Inc., Sr. Discount Notes, step bond to yield
                             9.290% due 4/1/08.........................................      295,838
----------------------------------------------------------------------------------------------------
                                                                                             472,388
----------------------------------------------------------------------------------------------------
OIL AND GAS PIPELINES -- 0.0%
     20,000     BB-        Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series
                             B, Company Guaranteed, 10.375% due 6/1/09.................       21,300
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTION -- 0.5%
$   125,000     B+         Canadian Forest Oil Corp., Company Guaranteed, 10.500% due
                             1/15/06...................................................  $   133,125
     80,000     B+         Nuevo Energy Corp., Sr. Sub. Notes, Series B, 9.500% due
                             6/1/08....................................................       75,000
     75,000     B-         Range Resources Corp., Sr. Sub. Notes, Company Guaranteed,
                             8.750% due 1/15/07........................................       71,625
    125,000     B+         Stone Energy Corp., Sr. Sub. Notes, Company Guaranteed,
                             8.750% due 9/15/07........................................      128,125
----------------------------------------------------------------------------------------------------
                                                                                             407,875
----------------------------------------------------------------------------------------------------
OIL REFINING MARKETING -- 0.2%
     65,000     BB-        Pennzoil-Quaker State Co., Sr. Notes,
                             10.000% due 11/1/08 (c)...................................       68,250
     85,000     BB-        Tesoro Petroleum Corp., Sr. Sub. Notes,
                             9.625% due 11/1/08 (c)....................................       88,612
----------------------------------------------------------------------------------------------------
                                                                                             156,862
----------------------------------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 0.2%
    100,000     BB         Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625%
                             due 11/15/07..............................................      102,500
     40,000     BB-        Superior Energy Services Inc., LLC, Sr. Notes, Company
                             Guaranteed, 8.875% due 5/15/11............................       37,800
----------------------------------------------------------------------------------------------------
                                                                                             140,300
----------------------------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.4%
                           Service Corp. International:
     70,000     BB-          Debentures, 7.875% due 2/1/13.............................       61,250
                             Sr. Notes:
     70,000     BB-             6.875% due 10/1/07.....................................       61,250
    195,000     BB-             6.500% due 3/15/08.....................................      166,725
     40,000     B+         Stewart Enterprises, Inc., Sr. Sub. Notes, Company
                             Guaranteed,
                             10.750% due 7/1/08........................................       43,800
----------------------------------------------------------------------------------------------------
                                                                                             333,025
----------------------------------------------------------------------------------------------------
OTHER METALS/MINERALS -- 0.0%
     25,000     B          Compass Minerals Group, Sr. Sub. Notes,
                             10.000% due 8/15/11 (c)...................................       26,063
----------------------------------------------------------------------------------------------------
PRECIOUS METALS -- 0.1%
     95,000     BBB        Newmont Mining Corp., Sr. Notes, 8.625% due 5/15/11.........       97,513
----------------------------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.1%
     65,000     Ba1*       Markel Capital Trust I, Jr. Sub. Notes, Series B, 8.710% due
                             1/1/46....................................................       42,003
     35,000     BB+        PXRE Capital Trust I, Company Guaranteed, 8.850% due
                             2/1/27....................................................       18,313
----------------------------------------------------------------------------------------------------
                                                                                              60,316
----------------------------------------------------------------------------------------------------
PUBLISHING - BOOKS/MAGAZINES -- 0.6%
    425,000     BB-        Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11.........      455,813
----------------------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS -- 0.2%
     65,000     B+         Garden State Newspapers Inc., Sr. Sub. Notes, Series B,
                             8.750% due 10/1/09........................................       64,431
     75,000     B          Hollinger Participation Trust, Sr. Notes, 12.125% due
                             11/15/10 (c)..............................................       62,719
----------------------------------------------------------------------------------------------------
                                                                                             127,150
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
PULP AND PAPER -- 0.2%
$    80,000     BBB        Bowater Canada Finance Co., Sr. Notes,
                             7.950% due 11/15/11 (c)...................................  $    82,175
     95,000     BB-        Buckeye Technologies Inc., Sr. Sub. Notes, 8.000% due
                             10/15/10..................................................       87,875
----------------------------------------------------------------------------------------------------
                                                                                             170,050
----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
    130,000     BB-        Host Marriott LP, Sr. Notes, 9.500% due 1/15/07 (c).........      130,813
    140,000     BB-        Meditrust Inc., Sr. Notes, 7.114% due 8/15/04 (c)...........      135,450
----------------------------------------------------------------------------------------------------
                                                                                             266,263
----------------------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.3%
    250,000     BB         Hasbro Inc., Sr. Debentures, 6.600% due 7/15/28.............      191,250
----------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.0%
     15,000     Ba3*       Sbarro, Inc., Sr. Sub. Notes, Company Guaranteed, 11.000%
                             due 9/15/09...............................................       14,475
----------------------------------------------------------------------------------------------------
SAVINGS BANKS -- 0.1%
    100,000     B3*        Ocwen Capital Trust I, Jr. Sub. Notes, Company Guaranteed,
                             10.875% due 8/1/27........................................       80,500
----------------------------------------------------------------------------------------------------
STORES - SPECIALTY -- 0.0%
     25,000     B-         Advance Stores Co., Inc., Sr. Sub. Notes, Series B, Company
                             Guaranteed, 10.250% due 4/15/08...........................       25,500
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.1%
    130,000     B-         American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........      105,300
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.5%
     70,000     B2*        FLAG Telecom Holdings Ltd., Sr. Notes, 11.625% due
                             3/30/10...................................................       29,750
     50,000     B-         GT Group Telecom Inc., Sr. Discount Notes, step bond to
                             yield
                             15.233% due 2/1/10........................................        6,750
    155,000     NR         Metromedia Fiber Network, Inc., Sr. Notes, 14.000% due
                             3/15/07...................................................      104,625
    180,000     Caa1*      Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09...........       65,700
    165,000     B2*        Time Warner Telecom Inc., Sr. Notes, 9.750% due 7/15/08.....      133,238
----------------------------------------------------------------------------------------------------
                                                                                             340,063
----------------------------------------------------------------------------------------------------
TOBACCO -- 0.3%
     25,000     BB         Dimon Inc., Sr. Notes, 9.625% due 10/15/11 (c)..............       26,000
    180,000     BB         Standard Commercial Corp., Company Guaranteed, 8.875% due
                             8/1/05....................................................      180,900
----------------------------------------------------------------------------------------------------
                                                                                             206,900
----------------------------------------------------------------------------------------------------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.2%
    135,000     B          Columbus McKinnon Corp., Sr. Sub. Notes, Company Guaranteed,
                             8.500% due 4/1/08.........................................      126,225
     50,000     BBB-       Navistar International Corp., Sr. Sub. Notes, Series B,
                             Company Guaranteed, 9.375% due 6/1/06.....................       52,750
----------------------------------------------------------------------------------------------------
                                                                                             178,975
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 2.0%
$   205,000     Caa1*      AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to
                             yield 15.232% to 10/1/09..................................  $   156,825
    150,000     Caa1*      Alamosa PCS Holdings, Inc., Sr. Discount Notes, Company
                             Guaranteed, step bond to yield 17.473% due 2/15/10........       93,750
     90,000     B-         Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                             12/15/08..................................................       76,050
                           Crown Castle International Corp.:
    140,000     B            Sr. Discount Notes, step bond to yield 11.365% due
                                5/15/11................................................       87,500
    160,000     B            Sr. Notes, 10.750% due 8/1/11.............................      157,200
     65,000     Caa1*      Horizon PCS, Inc., Sr. Discount Notes, Company Guaranteed,
                             step bond to yield 15.121% due 10/1/10 (c)................       33,800
     50,000     Caa1*      IWO Holdings, Inc., Sr. Notes, Company Guaranteed, 14.000%
                             due 1/15/11...............................................       51,750
    150,000     B-         Millicom International Cellular S.A., Sr. Discount Notes,
                             step bond to yield 24.738% due 6/1/06.....................       99,750
                           Nextel Communications, Inc., Sr. Discount Notes:
    265,000     B1*          Step bond to yield 13.951% due 9/15/07....................      203,387
    700,000     B1*          Step bond to yield 13.932% due 2/15/08....................      483,000
                           VoiceStream Wireless Corp.:
     36,000     A-           Sr. Discount Notes, step bond to yield 12.251% due
                                11/15/09...............................................       31,230
     42,475     A-           Sr. Notes, 10.375% due 11/15/09...........................       48,422
----------------------------------------------------------------------------------------------------
                                                                                           1,522,664
----------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES (Cost -- $22,992,633).......   22,604,570
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 1.1%
----------------------------------------------------------------------------------------------------
COMPUTER PROCESSING HARDWARE -- 0.2%
    165,000     B2*        Vitesse Semiconductor Corp., Sr. Sub. Notes, 4.000% due
                             3/15/05...................................................      128,906
----------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.0%
     10,000     B-         Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04..........        8,938
----------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.5%
                           Celestica Inc., Sr. Sub. Notes:
    100,000     Ba2*         10.500% due 12/31/06......................................      106,000
     90,000     Ba2*         Zero coupon bond to yield 5.485% due 8/1/20...............       38,588
    110,000     Ba3*       LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05..............       93,225
        200     A3*        Motorola Inc., Equity Security Units, 7.000% due 11/16/04...        9,348
    260,000     Ba2*       Sanmina Corp., Sr. Notes, zero coupon bond to yield 10.305%
                             due 9/12/20...............................................       98,150
     80,000     BB+        Solectron Corp., Sr. Notes, zero coupon bond to yield 3.632%
                             due 5/8/20................................................       42,800
----------------------------------------------------------------------------------------------------
                                                                                             388,111
----------------------------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.1%
    150,000     B-         Amkor Technologies, Inc., Sr. Notes, 5.000% due 3/15/07.....      102,750
----------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
     75,000     B2*        Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due
                             5/15/09...................................................       76,687
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(b)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.2%
$    45,000     Ba3*       Cypress Semiconductors Corp., Sub. Notes, 3.750% due
                             7/1/05....................................................  $    36,787
     75,000     B          Transwitch Corp., 4.500% due 9/12/05........................       44,250
     80,000     B-         TriQuint Semiconductor Inc., Sub. Notes, 4.000% due
                             3/1/07....................................................       58,800
----------------------------------------------------------------------------------------------------
                                                                                             139,837
----------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE NOTES (Cost -- $840,697)........      845,229
----------------------------------------------------------------------------------------------------
  SHARES                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
----------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.0%
      3,630                Aurora Foods Inc. (e).......................................       18,332
----------------------------------------------------------------------------------------------------
SPECIALTY TELECOMMUNICATIONS -- 0.0%
      1,143                McLeodUSA Inc. (e)..........................................          423
      5,226                Song Networks Holdings ADR (e)..............................        4,285
----------------------------------------------------------------------------------------------------
                                                                                               4,708
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
        133                Crown Castle International Corp. (e)........................        1,422
----------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK (Cost -- $9,830).........................       24,462
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.0%
         50                Northrop Grumman Corp., Equity Security Units, 7.250% due
                             11/1/04...................................................        5,570
----------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.3%
      1,750                Fresenius Medical Care Preferred Capital Trust, 9.000%......      180,688
----------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 0.1%
        100                Broadwing Communications, 12.500%...........................       65,250
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.0%
        872                Global Crossing Ltd., 6.750% due 4/15/12+...................        4,796
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
        700                Crown Castle International Corp., 6.250%....................       18,200
          7                Dobson Communications Corp., Payment-in-kind, 13.000%.......          664
----------------------------------------------------------------------------------------------------
                                                                                              18,864
----------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK (Cost -- $440,860)....................      275,168
----------------------------------------------------------------------------------------------------
 WARRANTS                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
WARRANTS (e) -- 0.0%
----------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
        450                UIH Australia Inc., Expire 5/15/06..........................            0
----------------------------------------------------------------------------------------------------
COMMERCIAL PRINTING/FORMS -- 0.0%
         60                Merrill Corp., Expire 5/1/09................................            6
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10                Pliant Corp., Expire 6/1/10.................................           18
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

 WARRANTS                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.0%
         60                Cybernet Internet Services International, Inc., Expire
                             7/1/09 (c)................................................  $         0
         90                WAM!NET Inc., Expire 3/1/05.................................            1
----------------------------------------------------------------------------------------------------
                                                                                                   1
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.0%
         50                GT Group Telecom Inc., Expire 2/1/10 (c)....................          275
        150                RSL Communications Ltd., Expire 11/15/06....................           21
----------------------------------------------------------------------------------------------------
                                                                                                 296
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
         40                Horizon PCS, Inc., Expire 10/1/10...........................        1,605
        100                Iridium World Communications Ltd., Expire 7/15/05 (c).......            1
         50                IWO Holdings Inc., Expire 1/15/11...........................        3,006
----------------------------------------------------------------------------------------------------
                                                                                               4,612
----------------------------------------------------------------------------------------------------
                           TOTAL WARRANTS (Cost -- $22,109)............................        4,933
----------------------------------------------------------------------------------------------------
                           TOTAL HIGH YIELD SECTOR (Cost -- $24,306,129)...............   23,754,362
----------------------------------------------------------------------------------------------------
   FACE
 AMOUNT++                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 20.7%
----------------------------------------------------------------------------------------------------
BONDS -- 20.7%
----------------------------------------------------------------------------------------------------
AUSTRIA -- 1.2%
  1,000,000 (EUR)          Republic of Austria, 3.400% due 10/20/04....................      872,443
----------------------------------------------------------------------------------------------------
BELGIUM -- 0.0%
     35,000 (EUR)          FLAG Telecom Holdings Ltd., 11.625% due 3/30/10.............       13,397
----------------------------------------------------------------------------------------------------
CANADA -- 2.8%
  3,000,000                Canada Government, 5.000% due 9/1/04 (a)....................    1,944,470
    300,000                KFW International Finance, 9.500% due 5/13/02...............      193,278
----------------------------------------------------------------------------------------------------
                                                                                           2,137,748
----------------------------------------------------------------------------------------------------
DENMARK -- 4.0%
 25,000,000                Kingdom of Denmark, 5.000% due 11/15/03.....................    3,038,342
----------------------------------------------------------------------------------------------------
GERMANY -- 3.7%
  3,000,000 (EUR)          Bundesobligation, 5.000% due 8/19/05 (a)....................    2,736,456
    100,000 (EUR)          Messer Griesheim Holdings AG, Sr. Notes, 10.375% due
                             6/1/11....................................................       94,195
----------------------------------------------------------------------------------------------------
                                                                                           2,830,651
----------------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.8%
  1,500,000                New Zealand Government, 5.500% due 4/15/03..................      630,849
----------------------------------------------------------------------------------------------------
SUPERNATIONAL -- 3.9%
    500,000 (GBP)          European Investment Bank, 7.000% due 12/8/03................      750,290
    500,000 (GBP)          Inter-American Development Bank, 7.125% due 11/26/04........      761,513
  1,000,000 (GBP)          International Bank of Reconstruction & Development, 7.000%
                             due 6/7/02................................................    1,470,887
----------------------------------------------------------------------------------------------------
                                                                                           2,982,690
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
 AMOUNT++                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SWEDEN -- 3.2%
 27,000,000                Swedish Government, 3.500% due 4/20/06......................  $ 2,443,620
----------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.0%
                           COLT Telecom Group PLC, Sr. Notes:
     85,000 (EUR)            2.000% due 4/3/07.........................................       42,328
    250,000 (EUR)            2.000% due 4/3/07 (c).....................................      124,495
     65,000 (EUR)          Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10.............       46,100
    105,000                Telewest Communication PLC, 5.250% due 2/19/07 (c)..........       85,984
    500,000 (EUR)          U.K. Treasury, 2.750% due 1/28/02...........................      444,962
----------------------------------------------------------------------------------------------------
                                                                                             743,869
----------------------------------------------------------------------------------------------------
UNITED STATES -- 0.1%
     40,000 (EUR)          The Manitowoc Co. Inc., Sr. Sub. Notes,
                             10.375% due 5/15/11 (c)...................................       37,030
----------------------------------------------------------------------------------------------------
                           TOTAL INTERNATIONAL SECTOR (Cost -- $16,315,230)............   15,730,639
----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$ 1,085,000                CIBC Oppenheimer Corp., 1.500% due 1/2/02; Proceeds at
                             maturity -- $1,085,090; (Fully collateralized by U.S.
                             Treasury Bills, 0.000% due 5/2/02; Market
                             value -- $1,107,628) (Cost -- $1,085,000).................    1,085,000
----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $77,364,971*)............  $76,103,529
----------------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for open forward foreign currency contracts.
(b) All ratings are by Standard and Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Bond is currently in default.
(e)   Non-income producing security.
 # Subsequent to the reporting period, on January 22, 2002, the company filed for bankruptcy.
 + Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.
 ++ Face amount represents local currency, unless otherwise indicated.
 * Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      ------------------------------------------------------------
      EUR -- Euro.
      GBP -- British Pound.

      See page 52 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 94.4%
----------------------------------------------------------------------------------------
CHEMICALS -- 11.2%
   5,000      Dow Chemical Co. ...........................................    $  168,900
   6,100      Engelhard Corp. ............................................       168,848
----------------------------------------------------------------------------------------
                                                                                 337,748
----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.6%
   5,200      Hasbro, Inc. ...............................................        84,396
   3,200      McDonald's Corp. ...........................................        84,704
----------------------------------------------------------------------------------------
                                                                                 169,100
----------------------------------------------------------------------------------------
ENERGY -- 5.5%
     900      ChevronTexaco Corp. ........................................        80,649
   3,000      Conoco, Inc. ...............................................        84,900
----------------------------------------------------------------------------------------
                                                                                 165,549
----------------------------------------------------------------------------------------
FINANCE -- 25.7%
   5,200      Allstate Corp. .............................................       175,240
   2,100      American International Group, Inc. .........................       166,740
   1,300      The Chubb Corp. ............................................        89,700
   4,100      Countrywide Credit Industries, Inc. ........................       167,977
   1,700      Golden State Bancorp Inc. ..................................        44,455
   2,400      MBIA Inc. ..................................................       128,712
----------------------------------------------------------------------------------------
                                                                                 772,824
----------------------------------------------------------------------------------------
HEALTHCARE - DRUGS -- 9.8%
   4,000      Pharmacia Corp. ............................................       170,600
   3,500      Schering-Plough Corp. ......................................       125,335
----------------------------------------------------------------------------------------
                                                                                 295,935
----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 2.8%
   5,600      Varco International, Inc.+..................................        83,888
----------------------------------------------------------------------------------------
MULTIMEDIA -- 8.4%
   9,100      Liberty Media Corp., Class A Shares+........................       127,400
   6,100      The Walt Disney Co. ........................................       126,392
----------------------------------------------------------------------------------------
                                                                                 253,792
----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 15.5%
  15,700      Agere Systems Inc., Class A Shares+.........................        89,333
   4,100      Lattice Semiconductor Corp.+................................        84,337
   8,100      LSI Logic Corp.+............................................       127,818
   5,900      Texas Instruments, Inc. ....................................       165,200
----------------------------------------------------------------------------------------
                                                                                 466,688
----------------------------------------------------------------------------------------
TECHNOLOGY -- 4.3%
   2,700      Raytheon Co. ...............................................        87,669
   7,200      RealNetworks, Inc.+.........................................        42,768
----------------------------------------------------------------------------------------
                                                                                 130,437
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
UTILITIES -- 5.6%
  11,850      WorldCom, Inc. - WorldCom Group+............................    $  166,848
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $2,882,488).....................     2,842,809
----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.6%
$169,000      Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
                maturity -- $169,016;
                (Fully collateralized by U.S. Treasury Bills, Notes, Bonds and Inflation
                Index Notes, 0.000% to 14.250% due 1/10/02 to 8/15/27;
                Market value -- $173,223) (Cost -- $169,000)..............       169,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $3,051,488*).............    $3,011,809
----------------------------------------------------------------------------------------

 +    Non-income producing security.
 *    Aggregate cost for Federal income tax purposes is
      substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
COMMON STOCK -- 99.3%
--------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 3.6%
    21,339      Air Products and Chemicals, Inc. ...........................    $  1,001,012
    29,951      Alcan Inc. .................................................       1,076,139
    81,357      Alcoa, Inc. ................................................       2,892,241
     7,380      Allegheny Technologies, Inc. ...............................         123,615
    18,700      Allied Waste Industries, Inc.+..............................         262,922
    10,349      Avery Dennison Corp. .......................................         585,029
    50,708      Barrick Gold Corp. .........................................         808,793
     4,989      Bemis, Inc. ................................................         245,359
     5,285      Boise Cascade Corp. ........................................         179,743
    84,577      Dow Chemical Co. ...........................................       2,857,011
    98,351      E.I. du Pont de Nemours & Co. ..............................       4,180,901
    12,369      Engelhard Corp. ............................................         342,374
    13,398      Freeport-McMoRan Copper & Gold, Inc., Class B Shares+.......         179,399
    21,369      Georgia-Pacific Corp. ......................................         589,998
     4,855      Great Lakes Chemical Corp. .................................         117,879
     9,918      Hercules, Inc.+.............................................          99,180
    17,245      Inco Ltd.+..................................................         292,130
    45,432      International Paper Co. ....................................       1,833,181
     8,250      ITT Industries, Inc. .......................................         416,625
    50,162      Kimberly-Clark Corp. .......................................       2,999,688
    10,041      Louisiana Pacific Corp. ....................................          84,746
    30,885      Maxim Integrated Products, Inc.+............................       1,621,771
     9,414      The Mead Corp. .............................................         290,799
    18,512      Molex, Inc. ................................................         572,946
    18,526      Newmont Mining Corp. .......................................         354,032
     7,345      Nucor Corp. ................................................         388,991
     7,431      Phelps Dodge Corp. .........................................         240,764
    30,626      Placer Dome, Inc. ..........................................         334,130
    15,832      PPG Industries, Inc. .......................................         818,831
    15,144      Praxair, Inc. ..............................................         836,706
    10,993      Quintiles Transnational Corp.+..............................         176,767
    20,832      Rohm & Haas Co. ............................................         721,412
     7,227      Sigma-Aldrich Corp. ........................................         284,816
    18,774      Starwood Hotels & Resorts Worldwide, Inc. ..................         560,404
    44,397      United Technologies Corp. ..................................       2,869,378
     8,300      USX-U.S. Steel Group@.......................................         150,313
    58,902      Waste Management, Inc. .....................................       1,879,563
    12,200      Waters Corp.+...............................................         472,750
     9,518      Westvaco Corp. .............................................         270,787
    20,277      Weyerhaeuser Co. ...........................................       1,096,580
    10,354      Willamette Industries, Inc. ................................         539,650
     8,212      Worthington Industries, Inc. ...............................         116,610
--------------------------------------------------------------------------------------------
                                                                                  35,765,965
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.0%
     9,477      Vulcan Materials Co. .......................................    $    454,327
--------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.4%
    82,175      The Boeing Co. .............................................       3,186,747
    32,310      Caterpillar, Inc. ..........................................       1,688,198
     5,633      Centex Corp. ...............................................         321,588
     8,857      Cooper Industries, Inc. ....................................         309,286
     5,486      Crane Co. ..................................................         140,661
     3,838      Cummins Engine, Inc. .......................................         147,917
    13,918      Dana Corp. .................................................         193,182
    13,407      Danaher Corp. ..............................................         808,576
    22,092      Deere & Co. ................................................         964,537
    52,618      Delphi Automotive Systems Corp. ............................         718,761
    19,078      Dover Corp. ................................................         707,221
     6,507      Eaton Corp. ................................................         484,186
    40,440      Emerson Electric Co. .......................................       2,309,124
     7,465      Fluor Corp. ................................................         279,191
    18,947      General Dynamics Corp. .....................................       1,508,939
   936,116      General Electric Co.++......................................      37,519,529
     9,682      Goodrich Corp. .............................................         257,734
    28,653      Illinois Tool Works, Inc. ..................................       1,940,381
    15,828      Ingersoll Rand Co. .........................................         661,769
     8,172      Johnson Controls, Inc. .....................................         659,889
    40,971      Lockheed Martin Corp. ......................................       1,912,116
     5,652      Navistar International Corp.+...............................         223,254
    10,383      Northrop Grumman Corp. .....................................       1,046,710
     7,164      PACCAR, Inc. ...............................................         470,102
    11,108      Parker Hannifin Corp. ......................................         509,968
     7,235      Power-One Inc.+.............................................          75,316
     6,893      Progressive Corp. ..........................................       1,029,124
    36,112      Raytheon Corp., Class B Shares..............................       1,172,557
    17,064      Rockwell Collins, Inc. .....................................         332,748
    17,371      Rockwell International Corp. ...............................         310,246
     8,013      The Stanley Works...........................................         373,165
    13,262      Textron, Inc. ..............................................         549,842
    17,244      Thermo Electron Corp.+......................................         411,442
     5,300      Thomas & Betts Corp. .......................................         112,095
    11,675      TRW, Inc. ..................................................         432,442
--------------------------------------------------------------------------------------------
                                                                                  63,768,543
--------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.3%
     7,689      The Black & Decker Corp. ...................................         290,105
     6,795      Cooper Tire & Rubber Co. ...................................         108,448
    88,099      Corning, Inc. ..............................................         785,843
   172,062      Ford Motor Co. .............................................       2,704,815
    51,771      General Motors Corp. .......................................       2,516,070
    16,097      Genuine Parts Co. ..........................................         590,760
    15,128      Goodyear Tire & Rubber Co. .................................         360,197
     4,195      KB HOME.....................................................         168,220

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.3% (CONTINUED)
    18,390      Leggett & Platt, Inc. ......................................    $    422,970
    43,476      Masco Corp. ................................................       1,065,162
     7,023      Maytag Corp. ...............................................         217,923
    25,014      Newell Rubbermaid, Inc. ....................................         689,636
     5,538      Pulte Homes Inc. ...........................................         247,382
    42,534      Siebel Systems, Inc.+.......................................       1,190,101
     5,489      Snap-On, Inc. ..............................................         184,759
     8,827      Tektronix, Inc.+............................................         227,560
    13,830      Tiffany & Co. ..............................................         435,230
    12,471      Visteon Corp. ..............................................         187,564
     6,291      Whirlpool Corp. ............................................         461,319
--------------------------------------------------------------------------------------------
                                                                                  12,854,064
--------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 9.1%
     3,509      Adolph Coors Co., Class B Shares............................         187,380
    84,583      Anheuser-Busch Cos., Inc. ..................................       3,823,997
    62,245      Archer-Daniels-Midland Co. .................................         893,216
    10,544      AutoZone, Inc.+.............................................         757,059
    22,456      Avon Products, Inc. ........................................       1,044,204
     2,506      Ball Corp. .................................................         177,174
    27,055      Bed Bath & Beyond Inc.+.....................................         917,164
    19,762      Best Buy Co., Inc.+.........................................       1,471,874
     6,365      Brown-Forman Corp., Class B Shares..........................         398,449
    38,583      Campbell Soup Co. ..........................................       1,152,474
    16,007      Cintas Corp. ...............................................         774,578
    22,219      Clorox Co. .................................................         878,761
   234,331      The Coca Cola Co. ..........................................      11,048,707
    41,827      Coca Cola Enterprises, Inc. ................................         792,203
    52,802      Colgate Palmolive Co. ......................................       3,049,315
    50,492      ConAgra Foods, Inc. ........................................       1,200,195
     7,248      Eastman Chemical Co. .......................................         282,816
    27,312      Eastman Kodak Co. ..........................................         803,792
    14,353      Fortune Brands, Inc. .......................................         568,235
    34,193      General Mills, Inc. ........................................       1,778,378
    99,333      Gillette Co. ...............................................       3,317,722
    32,736      H.J. Heinz Co. .............................................       1,346,104
    16,137      Hasbro, Inc. ...............................................         261,903
    12,863      Hershey Foods Corp. ........................................         870,825
     9,017      International Flavors & Fragrances, Inc. ...................         267,895
    11,500      Jones Apparel Group, Inc.+..................................         381,455
    38,080      Kellogg Co. ................................................       1,146,208
     4,976      Liz Claiborne, Inc. ........................................         247,556
    40,858      Mattel, Inc. ...............................................         702,758
   121,815      McDonald's Corp. ...........................................       3,224,443
    37,237      Minnesota Mining & Manufacturing Co. .......................       4,401,785
    25,508      NIKE Inc., Class B Shares...................................       1,434,570
    27,830      Office Depot, Inc.+.........................................         515,968
    27,050      Pepsi Bottling Group Inc. ..................................         635,675

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 9.1% (CONTINUED)
   166,575      PepsiCo, Inc. ..............................................    $  8,110,536
   207,205      Philip Morris Cos. Inc. ....................................       9,500,349
   122,032      The Procter & Gamble Co. ...................................       9,656,392
     5,431      Reebok International Ltd.+..................................         143,922
    74,080      Sara Lee Corp. .............................................       1,646,798
    14,671      The Sherwin-Williams Co. ...................................         403,453
    35,660      Starbucks Corp.+............................................         679,323
    84,843      Target Corp. ...............................................       3,482,805
    13,767      Tricon Global Restaurants, Inc.+............................         677,336
     5,545      Tupperware Corp. ...........................................         106,741
    53,826      Unilever NV, NY Shares......................................       3,100,916
    15,367      UST, Inc. ..................................................         537,845
    10,530      VF Corp. ...................................................         410,775
    21,296      Wm. Wrigley Jr. Co. ........................................       1,093,975
--------------------------------------------------------------------------------------------
                                                                                  90,306,004
--------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 13.4%
     5,423      Alberto Culver Co., Class B Shares..........................         242,625
    38,047      Albertsons, Inc. ...........................................       1,198,100
     5,774      American Greetings Corp., Class A Shares....................          79,566
   417,603      AOL Time Warner, Inc.+......................................      13,405,056
    58,820      Automatic Data Processing, Inc. ............................       3,464,498
    10,837      Big Lots, Inc.+.............................................         112,704
     8,169      Brunswick Corp. ............................................         177,757
    55,250      Carnival Corp. .............................................       1,551,420
    91,143      Cendant Corp.+..............................................       1,787,314
    13,346      CenturyTel, Inc. ...........................................         437,748
    19,707      Circuit City Stores, Inc. ..................................         511,397
    55,456      Clear Channel Communications, Inc.+.........................       2,823,264
    88,932      Comcast Corp., Class A Shares+..............................       3,201,552
    16,196      Convergys Corp.+............................................         607,188
    42,350      Costco Cos., Inc.+..........................................       1,879,493
    37,171      CVS Corp. ..................................................       1,100,262
    11,154      Darden Restaurants, Inc. ...................................         394,852
     6,643      Deluxe Corp. ...............................................         276,215
     8,138      Dillard Department Stores, Inc., Class A Shares.............         130,208
    31,180      Dollar General Corp. .......................................         464,582
     8,242      Dow Jones & Co. Inc. .......................................         451,085
    12,062      Ecolab, Inc. ...............................................         485,495
   105,949      Eli Lilly & Co. ............................................       8,321,234
    13,610      Equifax, Inc. ..............................................         328,682
    38,300      Equity Office Properties Trust..............................       1,152,064
    24,900      Equity Residential Properties Trust.........................         714,879
    16,234      Family Dollar Stores, Inc. .................................         486,695
    18,651      Federated Department Stores, Inc.+..........................         762,825
    28,989      FedEx Corp.+................................................       1,503,949
    24,910      Gannett, Inc. ..............................................       1,674,699
    81,313      The Gap, Inc. ..............................................       1,133,503

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 13.4% (CONTINUED)
    10,913      Harrah's Entertainment, Inc.+...............................    $    403,890
    34,924      Hilton Hotels Corp. ........................................         381,370
   219,993      Home Depot, Inc. ...........................................      11,221,843
    35,484      The Interpublic Group of Cos., Inc. ........................       1,048,197
    24,652      J.C. Penney Co. ............................................         663,139
    47,106      Kmart Corp.+................................................         257,198
     6,890      Knight Ridder, Inc. ........................................         447,368
    31,355      Kohl's Corp.+...............................................       2,208,646
    76,347      Kroger Co. .................................................       1,593,361
    39,864      The Limited, Inc. ..........................................         586,798
    72,422      Lowe's Cos., Inc. ..........................................       3,361,105
    22,967      Marriott International, Inc. ...............................         933,608
    28,067      May Department Stores Co. ..................................       1,037,918
    18,360      McGraw Hill Cos., Inc. .....................................       1,119,592
     4,684      Meredith Corp. .............................................         166,985
    14,847      Moody's Corp. ..............................................         591,801
    15,139      New York Times Co., Class A Shares..........................         654,761
    12,635      Nordstrom, Inc. ............................................         255,606
    17,435      Omnicom Group, Inc. ........................................       1,557,817
    35,148      Paychex Inc. ...............................................       1,231,586
    11,080      R.R. Donnelley & Sons Co. ..................................         328,965
    17,402      RadioShack Corp. ...........................................         523,800
    16,677      Robert Half International Inc.+.............................         445,275
    12,582      Sabre Holdings Corp.+.......................................         532,848
    47,735      Safeway, Inc.+..............................................       1,992,936
     7,853      Sealed Air Corp.+...........................................         320,559
    31,057      Sears, Roebuck & Co. .......................................       1,479,555
    43,252      Staples, Inc.+..............................................         808,812
    12,268      SUPERVALU, Inc. ............................................         271,368
    63,339      SYSCO Corp. ................................................       1,660,748
     4,657      Temple Inland, Inc. ........................................         264,191
    26,301      TJX Cos., Inc. .............................................       1,048,358
    10,076      TMP Worldwide, Inc+.........................................         432,260
    18,450      Toys "R" Us, Inc.+..........................................         382,653
    28,071      Tribune Co. ................................................       1,050,698
    24,229      TXU Corp. ..................................................       1,142,397
   167,853      Viacom, Inc., Non-Voting Shares+............................       7,410,709
     8,990      W.W. Grainger, Inc. ........................................         431,520
    95,905      Walgreen Co. ...............................................       3,228,162
   421,365      Wal-Mart Stores, Inc. ......................................      24,249,556
   196,772      The Walt Disney Co. ........................................       4,077,115
    10,776      Wendy's International, Inc. ................................         314,336
    13,266      Winn Dixie Stores, Inc. ....................................         189,040
--------------------------------------------------------------------------------------------
                                                                                 133,169,361
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
ENERGY -- 7.9%
    50,186      AES Corp.+..................................................    $    820,541
    11,737      Allegheny Energy, Inc. .....................................         425,114
     8,447      Amerada Hess Corp. .........................................         527,938
    18,463      American Power Conversion Corp.+............................         266,974
    23,482      Anadarko Petroleum Corp. ...................................       1,334,952
    12,993      Apache Corp. ...............................................         648,100
     6,527      Ashland, Inc. ..............................................         300,764
    31,602      Baker Hughes, Inc. .........................................       1,152,525
    20,036      Burlington Resources, Inc. .................................         752,151
    28,361      Calpine Corp.+..............................................         476,181
   100,356      ChevronTexaco Corp. ........................................       8,992,901
    15,107      Cinergy Corp. ..............................................         505,027
    58,892      Conoco, Inc., Class B Shares................................       1,666,643
    15,430      Constellation Energy Group..................................         409,667
    12,266      Devon Energy Corp. .........................................         474,080
    30,771      Dynegy Inc. ................................................         784,661
    30,837      Edison International+.......................................         465,639
    47,843      El Paso Energy Co. .........................................       2,134,276
    11,064      EOG Resources Inc. .........................................         432,713
    30,158      Exelon Corp. ...............................................       1,443,965
   650,183      Exxon Mobil Corp.++.........................................      25,552,192
    28,004      First Energy Corp. .........................................         979,580
    40,506      Halliburton Co. ............................................         530,629
     9,367      Kerr-McGee Corp. ...........................................         513,312
    12,870      KeySpan Corp. ..............................................         445,946
    10,895      Kinder Morgan Inc. .........................................         606,743
    33,969      LSI Logic Corp.+............................................         536,031
     6,155      McDermott International, Inc.+..............................          75,522
    32,194      Mirant Corp.+...............................................         515,748
    13,846      Nabors Industries Inc.+.....................................         475,333
    19,475      NiSource, Inc. .............................................         449,094
    12,744      Noble Drilling, Corp.+......................................         433,806
    34,769      Occidental Petroleum Corp. .................................         922,422
    14,863      Pactiv Corp.+...............................................         263,818
    35,717      Phillips Petroleum Co. .....................................       2,152,306
    20,515      Progress Energy, Inc. ......................................         923,790
     9,019      Rowan Cos., Inc.+...........................................         174,698
   201,990      Royal Dutch Petroleum Co. ..................................       9,901,550
    11,254      Sapient Corp.+..............................................          86,881
    54,105      Schlumberger Ltd. ..........................................       2,973,070
    19,240      Sempra Energy...............................................         472,342
     7,774      Sunoco Inc. ................................................         290,281
    29,884      Transocean Sedco Forex, Inc. ...............................       1,010,677
    23,095      Unocal Corp. ...............................................         833,037
    29,053      USX-Marathon Group#.........................................         871,590
    48,610      Williams Cos., Inc. ........................................       1,240,527
    32,382      Xcel Energy, Inc. ..........................................         898,277
--------------------------------------------------------------------------------------------
                                                                                  78,144,014
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 19.0%
    13,313      Aetna, Inc. ................................................    $    439,196
    49,478      AFLAC, Inc. ................................................       1,215,180
    68,168      Allstate Corp. .............................................       2,297,262
     9,936      Ambac Financial Group, Inc. ................................         574,897
   124,610      American Express Co. .......................................       4,447,331
   246,829      American International Group, Inc. .........................      19,598,223
    34,783      AmSouth Bancorp.............................................         657,399
   150,989      Bank of America Corp. ......................................       9,504,758
    69,291      The Bank of New York Co., Inc. .............................       2,827,073
   109,831      Bank One Corp. .............................................       4,288,901
    41,326      BB&T Corp. .................................................       1,492,282
     8,881      Bear Stearns & Co. .........................................         520,782
    19,693      Capital One Financial Corp. ................................       1,062,437
   130,544      Charles Schwab Corp. .......................................       2,019,516
    20,444      Charter One Financial, Inc. ................................         555,055
    16,430      The Chubb Corp. ............................................       1,133,670
    14,097      CIGNA Corp. ................................................       1,306,087
    15,236      Cincinnati Financial Corp. .................................         581,253
   473,816      Citigroup Inc. .............................................      23,918,264
    16,825      Comerica, Inc. .............................................         964,073
    45,414      Concord EFS, Inc.+..........................................       1,488,671
    31,075      Conseco, Inc. ..............................................         138,595
    11,109      Countrywide Credit Industries, Inc. ........................         455,136
    94,359      Fannie Mae..................................................       7,501,541
    54,252      Fifth Third Bancorp.........................................       3,340,838
    36,964      First Data Corp. ...........................................       2,899,826
   102,005      FleetBoston Financial Corp. ................................       3,723,183
    25,025      Franklin Resources Inc. ....................................         882,632
    65,277      Freddie Mac.................................................       4,269,116
    14,889      Golden West Financial Corp. ................................         876,218
    17,239      H&R Block, Inc. ............................................         770,583
    22,398      The Hartford Financial Services Group, Inc. ................       1,407,266
    43,683      Household International Inc. ...............................       2,530,993
    23,385      Huntington Bancshares Inc. .................................         401,988
   187,115      J.P. Morgan Chase & Co. ....................................       6,801,630
    14,324      Jefferson Pilot Corp. ......................................         662,771
    29,156      John Hancock Financial Services, Inc. ......................       1,204,143
    39,984      KeyCorp ....................................................         973,211
    23,230      Lehman Brothers Holdings, Inc. .............................       1,551,764
    17,764      Lincoln National Corp. .....................................         862,797
    18,602      Loews Corp. ................................................       1,030,179
    25,954      Marsh & McLennan Cos., Inc. ................................       2,788,757
    14,014      MBIA, Inc. .................................................         751,571
    80,263      MBNA Corp. .................................................       2,825,258
    45,128      Mellon Financial Corp. .....................................       1,697,715
    79,037      Merrill Lynch & Co., Inc. ..................................       4,119,408
    70,521      MetLife, Inc. ..............................................       2,234,105
    10,209      MGIC Investment Corp. ......................................         630,099

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 19.0% (CONTINUED)
   104,857      Morgan Stanley Dean Witter & Co. ...........................    $  5,865,701
    56,603      National City Corp. ........................................       1,655,072
    20,910      Northern Trust Corp. .......................................       1,259,200
    27,233      PNC Financial Services Group................................       1,530,495
    25,960      Providian Corp. ............................................          92,158
    21,482      Regions Financial Corp. ....................................         645,319
    11,907      SAFECO Corp. ...............................................         370,903
    32,015      SouthTrust Corp. ...........................................         789,810
    20,242      St. Paul Cos., Inc. ........................................         890,041
    30,676      State Street Corp. .........................................       1,602,821
    20,480      Stillwell Financial, Inc. ..................................         557,466
    27,404      SunTrust Banks, Inc. .......................................       1,718,231
    27,285      Synovus Financial Corp. ....................................         683,489
    11,759      T. Rowe Price Group Inc. ...................................         408,390
    11,738      Torchmark Corp. ............................................         461,656
   182,509      Tyco International Ltd. ....................................      10,749,780
   179,729      U.S. BanCorp................................................       3,761,728
    12,904      Union Planters Corp. .......................................         582,358
    22,797      UnumProvident Corp. ........................................         604,348
    15,304      USA Education Inc. .........................................       1,285,842
   132,235      Wachovia Corp. .............................................       4,146,890
    82,645      Washington Mutual, Inc. ....................................       2,702,492
   161,637      Wells Fargo & Co............................................       7,023,128
    11,800      XL Capital Ltd., Class A Shares.............................       1,078,048
     8,632      Zions Bancorp...............................................         453,871
--------------------------------------------------------------------------------------------
                                                                                 189,142,870
--------------------------------------------------------------------------------------------
HEALTHCARE -- 13.4%
   146,054      Abbott Laboratories.........................................       8,142,511
    12,473      Allergan, Inc. .............................................         936,099
   123,840      American Home Products Corp. ...............................       7,598,822
     9,700      AmerisourceBergen Corp. ....................................         616,435
    98,273      Amgen, Inc.+................................................       5,546,528
    24,700      Aon Corp. ..................................................         877,344
    19,849      Applera Corp. - Applied Biosystems Group....................         779,470
     5,005      Bausch & Lomb, Inc. ........................................         188,488
    55,816      Baxter International Inc. ..................................       2,993,412
    24,378      Becton, Dickinson & Co. ....................................         808,131
    14,024      Biogen, Inc.+...............................................         804,276
    25,128      Biomet, Inc.................................................         776,455
    37,673      Boston Scientific Corp.+....................................         908,673
   183,065      Bristol-Myers Squibb Co. ...................................       9,336,315
     4,749      C.R. Bard, Inc. ............................................         306,311
    42,035      Cardinal Health, Inc. ......................................       2,717,983
    17,937      Chiron Corp.+...............................................         786,358
    16,523      Forest Laboratories, Inc., Class A Shares+..................       1,354,060
    19,600      Genzyme Corp.+..............................................       1,173,256
    28,895      Guidant Corp.+..............................................       1,438,971

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
HEALTHCARE -- 13.4% (CONTINUED)
    50,662      HCA Inc. ...................................................    $  1,952,513
    23,200      Health Management Associates Inc., Class A Shares+..........         426,880
    36,596      HEALTHSOUTH Corp.+..........................................         542,353
    15,780      Humana, Inc.+...............................................         186,046
    50,200      Immunex Corp.+..............................................       1,391,042
    27,497      IMS Health, Inc. ...........................................         536,466
   285,292      Johnson & Johnson...........................................      16,860,757
    23,076      King Pharmaceuticals, Inc.+.................................         972,192
     9,760      Manor Care, Inc.+...........................................         231,410
    26,886      McKesson HBOC, Inc. ........................................       1,005,536
    20,053      MedImunne, Inc.+............................................         929,457
   113,884      Medtronic, Inc. ............................................       5,832,000
   216,059      Merck & Co., Inc. ..........................................      12,704,269
     4,405      Millipore Corp. ............................................         267,384
    11,413      Pall Corp. .................................................         274,597
   594,840      Pfizer Inc. ................................................      23,704,374
   122,490      Pharmacia Corp. ............................................       5,224,199
   137,732      Schering-Plough Corp. ......................................       4,932,183
     8,008      St. Jude Medical, Inc.+ ....................................         621,821
    18,408      Stryker Corp. ..............................................       1,074,475
    30,680      Tenet Healthcare Corp.+.....................................       1,801,530
    29,822      United Health Group Inc. ...................................       2,110,503
    10,143      Watson Pharmaceutical, Inc.+................................         318,389
     5,955      Wellpoint Health Networks, Inc. ............................         695,842
    16,243      Zimmer Holdings, Inc.+......................................         496,061
--------------------------------------------------------------------------------------------
                                                                                 133,182,177
--------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 4.2%
    32,533      Advanced Micro Devices, Inc.+...............................         515,973
    36,520      Altera Corp.+...............................................         774,954
    33,940      Analog Devices, Inc.+.......................................       1,506,597
    76,722      Applied Materials, Inc.+....................................       3,076,552
    28,501      Applied Micro Circuits Corp.+...............................         322,631
    24,388      Broadcom Corp.+.............................................         999,420
    23,315      Conexant Systems, Inc.+.....................................         334,803
   633,856      Intel Corp. ................................................      19,934,771
    17,957      Jabil Circuit, Inc.+........................................         407,983
    17,438      KLA-Tencor Corp.+...........................................         864,227
    30,059      Linear Technology Corp. ....................................       1,173,503
    56,102      Micron Technology, Inc.+....................................       1,739,162
    16,439      National Semiconductor Corp.+...............................         506,157
    13,421      Novellus Systems, Inc.+.....................................         529,458
    13,100      NVIDIA Corp.+...............................................         876,390
    15,574      PMC-Sierra Inc.+............................................         331,103
     8,794      QLogic Corp.+...............................................         391,421
    49,016      Sanmina Corp.+..............................................         975,418
   163,728      Texas Instruments, Inc. ....................................       4,584,384

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 4.2% (CONTINUED)
    17,558      Vitesse Semiconductors Corp.+...............................    $    218,773
    31,298      Xilinx, Inc.+...............................................       1,222,187
--------------------------------------------------------------------------------------------
                                                                                  41,285,867
--------------------------------------------------------------------------------------------
TECHNOLOGY -- 13.6%
    74,644      ADC Telecommunications, Inc.+...............................         343,362
    22,633      Adobe Systems, Inc. ........................................         702,755
    43,102      Agilent Technologies, Inc.+.................................       1,228,838
     7,792      Andrew Corp.+...............................................         170,567
    32,673      Apple Computer, Inc.+.......................................         715,539
     5,019      Autodesk, Inc. .............................................         187,058
    27,147      Avaya Inc.+.................................................         329,836
    23,054      BMC Software, Inc.+.........................................         377,394
    30,800      CIENA Corp.+................................................         440,748
   689,610      Cisco Systems, Inc.+++......................................      12,488,837
    27,101      Citizen Communications Co.+.................................         288,897
    17,558      Citrix Systems, Inc.+.......................................         397,864
   158,872      Compaq Computer Corp. ......................................       1,550,591
    54,336      Computer Associates International, Inc. ....................       1,874,049
    15,893      Computer Sciences Corp.+....................................         778,439
    34,907      Compuware Corp.+............................................         411,554
    17,278      Comverse Technology, Inc.+..................................         386,509
   245,014      Dell Computer Corp.+........................................       6,659,481
    44,086      Electronic Data Systems Corp. ..............................       3,022,095
   207,783      EMC Corp.+..................................................       2,792,604
    17,607      Fiserv, Inc.+...............................................         745,128
    30,069      Gateway, Inc.+..............................................         241,755
   183,063      Hewlett-Packard Co. ........................................       3,760,114
    76,366      Honeywell International, Inc. ..............................       2,582,698
   163,670      International Business Machines Corp. ......................      19,797,523
     8,300      International Game Technology+..............................         566,890
    19,544      Intuit Inc.+................................................         835,701
   124,190      JDS Uniphase Corp.+.........................................       1,084,179
    12,112      Lexmark International Group, Inc., Class A Shares+..........         714,608
   320,965      Lucent Technologies, Inc. ..................................       2,018,870
     7,854      Mercury Interactive Corp.+..................................         266,879
   507,252      Microsoft Corp.+............................................      33,615,590
   206,746      Motorola, Inc. .............................................       3,105,325
     9,085      NCR Corp.+..................................................         334,873
    30,699      Network Appliance, Inc.+....................................         671,387
    71,633      Nextel Communications, Inc.+................................         785,098
   300,236      Nortel Networks Corp. ......................................       2,251,770
    34,494      Novell, Inc.+...............................................         158,327
   529,193      Oracle Corp.+...............................................       7,308,155
    53,821      Palm, Inc.+.................................................         208,825
    25,104      Parametric Technology Corp.+................................         196,062
    27,656      Peoplesoft, Inc.+...........................................       1,111,771
    11,422      Perkin-Elmer, Corp. ........................................         399,998

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
TECHNOLOGY -- 13.6% (CONTINUED)
    23,228      Pitney Bowes, Inc. .........................................    $    873,605
    71,359      QUALCOMM, Inc.+.............................................       3,603,630
   156,275      Qwest Communications International Inc. ....................       2,208,166
    15,477      Scientific-Atlanta, Inc. ...................................         370,519
    75,843      Solectron Corp.+............................................         855,509
   306,583      Sun Microsystems, Inc.+.....................................       3,783,234
    21,639      Symbol Technologies Inc. ...................................         343,627
    38,838      Tellabs, Inc.+..............................................         583,735
    16,352      Teradyne, Inc.+.............................................         492,849
    30,261      Unisys Corp.+...............................................         379,473
    19,658      Univision Communications, Inc.+.............................         795,363
    37,565      VERITAS Software Corp.+.....................................       1,683,663
    65,097      Xerox Corp. ................................................         678,311
    53,112      Yahoo! Inc.+................................................         942,207
--------------------------------------------------------------------------------------------
                                                                                 135,502,434
--------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
    14,439      AMR Corp.+..................................................         320,113
    36,809      Burlington Northern Santa Fe Corp. .........................       1,050,161
    20,008      CSX Corp. ..................................................         701,280
    11,583      Delta Air Lines, Inc. ......................................         338,919
    28,585      Harley-Davidson, Inc. ......................................       1,552,451
    36,085      Norfolk Southern Corp. .....................................         661,438
     5,777      Ryder Systems, Inc. ........................................         127,961
    71,876      Southwest Airlines Co. .....................................       1,328,268
    23,273      Union Pacific Corp. ........................................       1,326,561
     6,516      US Airways Group, Inc.+.....................................          41,311
--------------------------------------------------------------------------------------------
                                                                                   7,448,463
--------------------------------------------------------------------------------------------
UTILITIES -- 6.6%
    29,422      ALLTEL Corp. ...............................................       1,816,220
    12,767      Ameren Corp. ...............................................         540,044
    30,387      American Electric Power, Inc. ..............................       1,322,746
   325,339      AT&T Corp. .................................................       5,901,649
   238,520      AT&T Wireless Services+.....................................       3,427,532
   176,641      BellSouth Corp. ............................................       6,738,854
    12,312      CMS Energy Corp. ...........................................         295,857
    19,925      Consolidated Edison Co. of New York, Inc. ..................         804,173
    24,681      Dominion Resources, Inc. ...................................       1,483,328
    15,449      DTE Energy Co. .............................................         647,931
    72,777      Duke Energy Corp. ..........................................       2,857,225
    20,816      Entergy Corp. ..............................................         814,114
    16,532      FPL Group, Inc. ............................................         932,405
    14,867      Niagara Mohawk Holding, Inc. ...............................         263,592
     4,254      Nicor, Inc. ................................................         177,137
     3,325      Peoples Energy Corp. .......................................         126,117
    36,371      PG&E Corp. .................................................         699,778
     7,980      Pinnacle West Capital Corp. ................................         333,963

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
UTILITIES -- 6.6% (CONTINUED)
    13,597      PPL Corp. ..................................................    $    473,855
    19,542      Public Service Enterprise Group.............................         824,477
    27,881      Reliant Energy, Inc. .......................................         739,404
   317,271      SBC Communications, Inc. ...................................      12,427,505
    64,471      The Southern Co. ...........................................       1,634,340
    83,679      Sprint FON Group............................................       1,680,274
    88,235      Sprint PCS Group+...........................................       2,153,816
    12,700      TECO Energy, Inc. ..........................................         333,248
   254,821      Verizon Communications Inc. ................................      12,093,804
   271,888      WorldCom, Inc.+.............................................       3,828,183
--------------------------------------------------------------------------------------------
                                                                                  65,371,571
--------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK (Cost -- $1,082,470,153).................     986,395,660
--------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.4%
$4,250,000      U.S. Treasury Bill due 3/14/02++ (Cost -- $4,235,914).......       4,236,085
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
 2,494,000      Morgan Stanley Dean Witter & Co., 1.500% due 1/2/02;
                  Proceeds at maturity -- $2,494,208; (Fully collateralized
                  by U.S. Treasury Notes, 5.500% to 6.000% due 5/31/03 to
                  8/15/09; Market value -- $2,543,880)
                  (Cost -- $2,494,000)......................................       2,494,000
--------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100% (Cost -- $1,089,200,067*).........    $993,125,745
--------------------------------------------------------------------------------------------

 +  Non-income producing security.
 @ On January 2, 2002, USX-U.S. Steel Group changed its name to United States Steel Corp.
 # On January 2, 2002, USX-Marathon Group Inc. changed its name to Marathon Oil Corp.
 ++ All or a portion of this security is segregated for futures contracts commitments.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                SALOMON BROTHERS VARIABLE GROWTH AND INCOME FUND

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
----------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.4%
    800      Air Products and Chemicals, Inc. ...........................    $    37,528
  5,800      Alcoa, Inc. ................................................        206,190
  2,200      OM Group, Inc. .............................................        145,618
  7,500      PolyOne Corp. ..............................................         73,500
    900      UPM - Kymmene Oyj - Sponsored ADR...........................         30,060
----------------------------------------------------------------------------------------
                                                                                 492,896
----------------------------------------------------------------------------------------
CAPITAL GOODS -- 5.5%
    700      The Boeing Co. .............................................         27,146
  1,100      Cummins Inc. ...............................................         42,394
  1,800      Danaher Corp. ..............................................        108,558
  3,400      General Electric Co. .......................................        136,272
  5,384      General Motors Corp., Class H Shares........................         83,183
    500      Navistar International Corp. ...............................         19,750
  1,100      PACCAR Inc. ................................................         72,182
  1,900      United Technologies Corp. ..................................        122,797
----------------------------------------------------------------------------------------
                                                                                 612,282
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 7.0%
 11,900      AT&T Corp. .................................................        215,866
  8,366      AT&T Wireless Services, Inc.+...............................        120,219
 17,100      Genuity Inc.+...............................................         27,018
  2,300      SBC Communications Inc. ....................................         90,091
  2,300      UnitedGlobalCom, Inc.+......................................         11,500
  6,600      Verizon Communications Inc. ................................        313,236
----------------------------------------------------------------------------------------
                                                                                 777,930
----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 11.8%
  3,000      Circuit City Stores - Circuit City Group....................         77,850
  7,400      Costco Wholesale Corp.+.....................................        328,412
  1,500      Ecolab, Inc. ...............................................         60,375
  6,800      Federated Department Stores, Inc.+..........................        278,120
  3,700      Home Depot, Inc. ...........................................        188,737
  2,000      MGM Mirage Inc.+............................................         57,740
  2,000      SPX Corp. ..................................................        273,800
  2,000      Staples, Inc.+..............................................         37,400
----------------------------------------------------------------------------------------
                                                                               1,302,434
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.6%
    200      The Coca-Cola Co. ..........................................          9,430
    900      Comcast Corp., Special Class A Shares+......................         32,400
  2,500      ConAgra Foods, Inc. ........................................         59,425
  1,700      Kimberly-Clark Corp. .......................................        101,660
  1,000      Kraft Foods Inc., Class A Shares............................         34,030
  1,000      Kroger Co. .................................................         20,870
  7,600      Liberty Media, Class A Shares+..............................        106,400
  9,000      The News Corp. Ltd. - Sponsored ADR.........................        238,140

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                SALOMON BROTHERS VARIABLE GROWTH AND INCOME FUND

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.6% (CONTINUED)
  4,300      PepsiCo, Inc. ..............................................    $   209,367
  2,400      Philip Morris Cos. Inc. ....................................        110,040
  6,100      Safeway Inc.+...............................................        254,675
  1,200      Unilever NV, NY Shares......................................         69,132
  1,100      Unilever PLC - Sponsored ADR................................         36,597
----------------------------------------------------------------------------------------
                                                                               1,282,166
----------------------------------------------------------------------------------------
ENERGY -- 5.0%
    600      Amerada Hess Corp. .........................................         37,500
    600      Devon Energy Corp. .........................................         23,190
  7,100      Exxon Mobil Corp. ..........................................        279,030
    800      Royal Dutch Petroleum Co. - Sponsored ADR...................         39,216
  2,500      TotalFinaElf S.A. - Sponsored ADR...........................        175,600
----------------------------------------------------------------------------------------
                                                                                 554,536
----------------------------------------------------------------------------------------
FINANCIALS -- 18.2%
    800      American Express Co. .......................................         28,552
  3,710      American International Group, Inc. .........................        294,574
  2,200      Bank of America Corp. ......................................        138,490
  9,400      The Bank of New York Co., Inc. .............................        383,520
  2,200      Bank One Corp. .............................................         85,910
     23      Berkshire Hathaway Inc., Class B Shares.....................         58,075
  3,000      FleetBoston Financial Corp. ................................        109,500
  2,900      Freddie Mac.................................................        189,660
  1,300      The Goldman Sachs Group, Inc. ..............................        120,575
    900      The Hartford Financial Services Group, Inc. ................         56,547
  2,000      J.P. Morgan Chase & Co. ....................................         72,700
    300      Marsh & McLennan Cos., Inc. ................................         32,235
  2,000      Merrill Lynch & Co., Inc. ..................................        104,240
  1,900      Morgan Stanley Dean Witter & Co. ...........................        106,286
    800      PNC Financial Services Group................................         44,960
    200      Prudential Financial, Inc.+.................................          6,638
    500      Washington Mutual, Inc. ....................................         16,350
  2,700      Wells Fargo & Co. ..........................................        117,315
    500      XL Capital Ltd., Class A Shares.............................         45,680
----------------------------------------------------------------------------------------
                                                                               2,011,807
----------------------------------------------------------------------------------------
HEALTHCARE -- 13.2%
  1,600      Abbott Laboratories.........................................         89,200
    700      American Home Products Corp. ...............................         42,952
    900      Amersham PLC................................................         43,029
    500      Amgen, Inc.+................................................         28,220
    800      Baxter International Inc. ..................................         42,904
    400      Cephalon, Inc.+.............................................         30,234
    300      Genentech, Inc.+............................................         16,275
  5,500      HCA Inc. ...................................................        211,970
  1,000      Immunex Corp.+..............................................         27,710
    400      Invitrogen Corp.+...........................................         24,772
  1,100      Merck & Co., Inc. ..........................................         64,680

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                SALOMON BROTHERS VARIABLE GROWTH AND INCOME FUND

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
HEALTHCARE -- 13.2% (CONTINUED)
  6,400      Novartis AG - Sponsored ADR.................................    $   233,600
  8,000      Pfizer Inc. ................................................        318,800
  2,000      Pharmacia Corp. ............................................         85,300
    400      St. Jude Medical, Inc.+.....................................         31,060
  2,800      Teva Pharmaceutical Industries Ltd. - Sponsored ADR.........        172,564
----------------------------------------------------------------------------------------
                                                                               1,463,270
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
    900      BRE Properties, Inc., Class A Shares........................         27,864
    700      CarrAmerica Realty Corp. ...................................         21,070
----------------------------------------------------------------------------------------
                                                                                  48,934
----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.6%
  1,000      Agilent Technologies, Inc.+.................................         28,510
  3,800      AOL Time Warner Inc.+.......................................        121,980
  5,300      BEA Systems, Inc.+..........................................         81,673
  7,100      BMC Software, Inc.+.........................................        116,227
  1,000      Celestica Inc.+.............................................         40,390
  8,600      Compaq Computer Corp. ......................................         83,936
  2,500      Comverse Technology, Inc.+..................................         55,925
  5,300      Dell Computer Corp.+........................................        144,054
    500      First Data Corp. ...........................................         39,225
  8,800      Intel Corp. ................................................        276,760
    900      International Business Machines Corp. ......................        108,864
  1,100      Micron Technology, Inc. ....................................         34,100
  7,400      Microsoft Corp.+............................................        490,398
    900      National Semiconductor Corp.+...............................         27,711
  2,500      Nokia Oyj - Sponsored ADR...................................         61,325
  1,800      Oracle Corp.+...............................................         24,858
 11,100      Sun Microsystems, Inc.+.....................................        136,974
    700      Teradyne, Inc.+.............................................         21,098
  1,000      Texas Instruments Inc. .....................................         28,000
    600      VERITAS Software Corp.+.....................................         26,892
----------------------------------------------------------------------------------------
                                                                               1,948,900
----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%
  3,200      Canadian National Railway Co. ..............................        154,496
----------------------------------------------------------------------------------------
UTILITIES -- 2.0%
  2,200      El Paso Corp. ..............................................         98,142
    600      Exelon Corp. ...............................................         28,728
  3,900      The Southern Co. ...........................................         98,865
----------------------------------------------------------------------------------------
                                                                                 225,735
----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $10,179,490)....................     10,875,386
----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.7%
----------------------------------------------------------------------------------------
TECHNOLOGY -- 0.7%
  1,400      Electronic Data Systems Corp. (Cost -- $70,000).............         78,750
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                SALOMON BROTHERS VARIABLE GROWTH AND INCOME FUND

 FACE
AMOUNT                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
CORPORATE DEBENTURES -- 1.2%
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 1.2%
$48,000      Hutchison Whampoa International Ltd., Sr. Notes, 2.875% due
             9/15/03++...................................................    $    47,310
 62,000      NTL (Delaware), Inc., Sub. Notes, 5.750% due 12/15/09.......          6,898
 55,000      Teradyne, Inc., Notes, 3.750% due 10/15/06++................         74,593
----------------------------------------------------------------------------------------
             TOTAL CORPORATE DEBENTURES (Cost -- $155,178)...............        128,801
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $10,404,668*)............    $11,082,937
----------------------------------------------------------------------------------------

 +   Non-income producing security.
++   Security is exempt from registration under Rule 144A of the
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers.
 *   Aggregate cost for Federal income tax purposes is
     substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 19.3%
   6,420    Alkermes, Inc.+.............................................    $   169,231
   9,000    Amgen Inc.+.................................................        507,960
  12,525    Chiron Corp.+...............................................        549,096
   4,200    COR Therapeutics, Inc.+.....................................        100,506
   2,650    Genentech, Inc.+............................................        143,763
   4,848    Genzyme Corp. - Biosurgery Division+........................         25,743
   9,610    Genzyme Corp. - General Division+...........................        575,255
   7,228    ImClone Systems Inc.+.......................................        335,813
   5,900    Nabi+.......................................................         60,888
---------------------------------------------------------------------------------------
                                                                              2,468,255
---------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 10.4%
   2,200    Cablevision Systems Corp. - Rainbow Media Group+............         54,340
   3,900    Cablevision Systems New York Group, Class A Shares+.........        185,055
            Comcast Corp.:
     844    Class A Shares+.............................................         30,384
   9,125    Class A Special Shares+.....................................        328,500
  21,200    Liberty Media Corp., Class A Shares+........................        296,800
   8,253    Viacom Inc., Class B Shares+................................        364,370
   5,600    World Wrestling Federation Entertainment, Inc.+.............         73,640
---------------------------------------------------------------------------------------
                                                                              1,333,089
---------------------------------------------------------------------------------------
COMMUNICATIONS -- 4.7%
   6,000    AT&T Corp...................................................        108,840
   1,930    AT&T Wireless Services Inc.+................................         27,734
  14,700    C-COR.net Corp.+............................................        214,179
  10,000    Nokia Oyj - Sponsored ADR...................................        245,300
   1,500    The Source Information Management Co.+......................          7,995
---------------------------------------------------------------------------------------
                                                                                604,048
---------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 4.4%
  38,912    Maxtor Corp.+...............................................        246,702
  31,500    Quantum Corp. - DLT & Storage Systems+......................        310,275
---------------------------------------------------------------------------------------
                                                                                556,977
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/INTERNET -- 1.8%
     400    Juniper Networks, Inc.+.....................................          7,580
   3,400    Microsoft Corp.+............................................        225,250
---------------------------------------------------------------------------------------
                                                                                232,830
---------------------------------------------------------------------------------------
DIVERSIFIED TECHNOLOGY -- 4.3%
  11,400    AOL Time Warner, Inc.+......................................        365,940
   3,500    Drexler Technology Corp.+...................................         83,195
   5,750    Excel Technology, Inc.+.....................................        100,050
---------------------------------------------------------------------------------------
                                                                                549,185
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
DRUG DELIVERY/TESTING -- 0.5%
   1,720    Albany Molecular Research, Inc.+............................    $    45,563
   2,500    Cygnus, Inc.+...............................................         13,125
---------------------------------------------------------------------------------------
                                                                                 58,688
---------------------------------------------------------------------------------------
ELECTRONIC - MILITARY -- 3.4%
   4,850    L-3 Communications Holdings, Inc.+..........................        436,500
---------------------------------------------------------------------------------------
HEALTHCARE - MISCELLANEOUS -- 4.3%
   8,260    Johnson & Johnson...........................................        488,166
   4,860    Nanogen, Inc.+..............................................         28,042
   1,650    Tularik Inc.+...............................................         39,633
---------------------------------------------------------------------------------------
                                                                                555,841
---------------------------------------------------------------------------------------
INVESTMENT BANKING AND FINANCIAL SERVICES -- 7.5%
   6,650    Lehman Brothers Holdings Inc. ..............................        444,220
   4,000    Merrill Lynch & Co., Inc. ..................................        208,480
  17,850    Roslyn Bancorp, Inc. .......................................        312,375
---------------------------------------------------------------------------------------
                                                                                965,075
---------------------------------------------------------------------------------------
MANAGED HEALTHCARE PROVIDERS -- 4.1%
   7,330    UnitedHealth Group Inc. ....................................        518,744
---------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 6.1%
  13,134    Tyco International Ltd. ....................................        773,593
---------------------------------------------------------------------------------------
OILFIELD EQUIPMENT/SERVICES -- 5.4%
   9,200    Core Laboratories N.V.+.....................................        128,984
  15,000    Grant Prideco, Inc.+........................................        172,500
  10,500    Weatherford International, Inc.+............................        391,230
---------------------------------------------------------------------------------------
                                                                                692,714
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 16.9%
   6,890    Forest Laboratories, Inc.+..................................        564,635
  10,200    IDEC Pharmaceuticals Corp.+.................................        703,086
   8,200    Isis Pharmaceuticals, Inc.+.................................        181,958
   3,000    Pfizer Inc. ................................................        119,550
   2,499    Pharmacia Corp. ............................................        106,582
  19,900    SICOR Inc.+.................................................        312,032
   7,210    Vertex Pharmaceuticals Inc.+................................        177,294
---------------------------------------------------------------------------------------
                                                                              2,165,137
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 6.4%
   6,500    Cirrus Logic, Inc.+.........................................         85,930
  11,025    Intel Corp. ................................................        346,736
   8,555    Micron Technology, Inc.+....................................        265,205
   5,400    Standard Microsystems Corp.+................................         83,808
   1,143    Teradyne, Inc.+.............................................         34,450
---------------------------------------------------------------------------------------
                                                                                816,129
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $12,631,495)....................     12,726,805
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

  FACE
 AMOUNT                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
$ 68,000    Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
            maturity -- $68,006;
            (Fully collateralized by U.S. Treasury Bills, Notes, Bonds and Inflation Index Notes, 0.000% to 14.250% due 1/10/02 to
              8/15/27; Market value -- $69,699) (Cost -- $68,000).......    $    68,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $12,699,495*)............    $12,794,805
---------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
-------------------------------------------------------------------------------------------------
FINLAND -- 4.5%
         10,000         Nokia Oyj...................................................  $   245,231
-------------------------------------------------------------------------------------------------
FRANCE -- 3.9%
         10,000         Axa.........................................................      208,918
-------------------------------------------------------------------------------------------------
GERMANY -- 3.3%
          2,400         Aixtron AG..................................................       54,370
          5,900         Stinnes AG..................................................      123,419
-------------------------------------------------------------------------------------------------
                                                                                          177,789
-------------------------------------------------------------------------------------------------
HONG KONG -- 5.4%
         30,000         Hutchison Whampoa Ltd. .....................................      290,468
-------------------------------------------------------------------------------------------------
IRELAND -- 8.1%
         30,942         Bank of Ireland.............................................      292,782
         25,638         Irish Continental Group PLC.................................      146,059
-------------------------------------------------------------------------------------------------
                                                                                          438,841
-------------------------------------------------------------------------------------------------
ITALY -- 3.1%
         30,000         Telecom Italia Mobile S.p.A. ...............................      167,437
-------------------------------------------------------------------------------------------------
JAPAN -- 11.2%
          4,000         Murata Manufacturing Co., Ltd. .............................      239,982
          4,000         SONY CORP. .................................................      182,887
         14,000         Terumo Corp. ...............................................      181,452
-------------------------------------------------------------------------------------------------
                                                                                          604,321
-------------------------------------------------------------------------------------------------
MEXICO -- 5.6%
        130,000         Wal-Mart de Mexico S.A. de CV...............................      305,264
-------------------------------------------------------------------------------------------------
NORWAY -- 3.5%
         20,000         Tomra Systems ASA...........................................      191,609
-------------------------------------------------------------------------------------------------
SINGAPORE -- 11.5%
         22,000         Singapore Press Holdings Ltd. ..............................      259,735
         50,000         Venture Manufacturing Ltd. .................................      360,141
-------------------------------------------------------------------------------------------------
                                                                                          619,876
-------------------------------------------------------------------------------------------------
SPAIN -- 3.8%
         24,000         Indra Sistemas S.A. ........................................      203,382
-------------------------------------------------------------------------------------------------
SWEDEN -- 7.2%
            700         Attendo Senior Care AB+.....................................        6,596
         20,000         Securitas AB, Class B Shares................................      380,752
-------------------------------------------------------------------------------------------------
                                                                                          387,348
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 5.7%
          6,000         Mettler-Toledo International Inc.+..........................      311,100
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 23.2%
         50,000         Capita Group PLC............................................  $   356,363
         38,400         COLT Telecom Group PLC+.....................................       63,642
         12,500         Guardian IT PLC.............................................       28,894
         81,164         Hays PLC....................................................      245,432
         40,283         Misys PLC...................................................      190,331
         70,222         Serco Group PLC.............................................      367,519
-------------------------------------------------------------------------------------------------
                                                                                        1,252,181
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $3,920,939*).............  $ 5,403,765
-------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET          INCOME
                                                                  PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $2,792,715      $77,364,971
  Foreign currency, at cost.................................              --        2,466,446
---------------------------------------------------------------------------------------------
  Investments, at value.....................................      $2,792,715      $76,103,529
  Foreign currency, at value................................              --        2,489,504
  Cash......................................................             837              705
  Receivable for Fund shares sold...........................              --           22,634
  Receivable for securities sold............................              --               --
  Dividends and interest receivable.........................           2,447        1,109,576
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --            8,217
  Receivable from manager...................................          36,667               --
---------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                     2,832,666       79,734,165
---------------------------------------------------------------------------------------------
LIABILITIES:
  Deferred compensation.....................................           1,025               --
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --          157,587
  Payable for Fund shares purchased.........................              --          108,766
  Investment advisory fees payable..........................              --           31,446
  Administration fees payable...............................              --           13,976
  Payable for securities purchased..........................              --               --
  Payable to bank...........................................              --               --
  Payable to broker -- variation margin.....................              --               --
  Distribution fees payable.................................              --               --
  Accrued expenses..........................................          25,336           23,869
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          26,361          335,644
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $2,806,305      $79,398,521
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of beneficial interest..........................      $    2,806      $     8,697
  Capital paid in excess of par value.......................       2,803,499       86,153,726
  Undistributed net investment income.......................              --        4,033,999
  Accumulated net investment loss...........................              --               --
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and foreign
     currencies.............................................              --       (9,408,325)
  Net unrealized appreciation (depreciation) of investments, futures contracts
     and foreign currencies.................................              --       (1,389,576)
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $2,806,305      $79,398,521
---------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       2,806,305        8,696,882
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00            $9.13
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

-----------------------------------------------------------
                                          DECEMBER 31, 2001

      ALL CAP         EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX        AND INCOME      GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $ 3,051,488   $1,089,200,067   $10,404,668   $12,699,495    $3,920,939
             --               --            --            --           909
----------------------------------------------------------------------------
    $ 3,011,809   $  993,125,745   $11,082,937   $12,794,805    $5,403,765
             --               --            --            --           921
             85              189            --           636            --
             --          345,893            --            --            --
      8,386,079          171,485       181,922            --       206,436
         20,626          956,671         9,018           392         9,313
             --               --            --            --            --
             --               --            --            --            --
----------------------------------------------------------------------------
     11,418,599      994,599,983    11,273,877    12,795,833     5,620,435
----------------------------------------------------------------------------
             --               --            --            --            --
             --               --            --            --           723
         21,627          125,486        32,289        16,112         7,176
          3,302          142,035         4,518         7,557         3,894
          1,468           57,162         2,008         3,291           916
      2,689,007          578,800            --            --            --
             --               --       125,759            --        28,009
             --           63,125            --            --            --
             --            7,246            --            --            --
         27,254           72,868        22,634        23,494        26,206
----------------------------------------------------------------------------
      2,742,658        1,046,722       187,208        50,454        66,924
----------------------------------------------------------------------------
    $ 8,675,941   $  993,553,261   $11,086,669   $12,745,379    $5,553,511
----------------------------------------------------------------------------
    $     1,422   $       35,220   $     2,261   $       491    $      610
      6,491,719    1,090,151,707    10,077,003    12,620,442     3,624,056
        289,825       10,481,464        35,762            --            --
             --               --            --        (1,373)       (1,522)
      1,932,654      (10,996,472)      293,374        30,509       448,015
        (39,679)     (96,118,658)      678,269        95,310     1,482,352
----------------------------------------------------------------------------
    $ 8,675,941   $  993,553,261   $11,086,669   $12,745,379    $5,553,511
----------------------------------------------------------------------------
      1,422,015       31,793,472     2,260,860       490,676       609,759
             --        3,426,321            --            --            --
----------------------------------------------------------------------------
          $6.10           $28.21         $4.90        $25.98         $9.11
             --           $28.17            --            --            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $116,872         $ 5,812,876
  Dividends.................................................             --              31,013
  Less: Foreign withholding tax.............................             --                  --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        116,872           5,843,889
-----------------------------------------------------------------------------------------------
EXPENSES:
  Custody...................................................         22,833              20,592
  Shareholder and system servicing fees.....................         15,343              17,010
  Audit and legal...........................................         15,017              17,600
  Investment advisory fees (Note 3).........................          8,613             346,650
  Administration fees (Note 3)..............................          5,742             154,067
  Trustees' fees............................................          2,006                 306
  Shareholder communications................................          1,000               5,266
  Pricing service fees......................................             --              16,940
  Distribution fees (Note 3)................................             --                  --
  Other.....................................................          3,871               2,818
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         74,425             581,249
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Note 3)..................        (38,548)                 --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         35,877             581,249
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................         80,995           5,262,640
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................             --          (4,325,941)
     Futures contracts......................................             --                  --
     Foreign currency transactions..........................             --             131,883
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................             --          (4,194,058)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions..................................             --             787,992
     Foreign currency transactions..........................             --             392,695
-----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --           1,180,687
-----------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................             --          (3,013,371)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........       $ 80,995         $ 2,249,269
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2001

       ALL CAP                  EQUITY              GROWTH            EMERGING          INTERNATIONAL
        VALUE                    INDEX            AND INCOME           GROWTH              EQUITY
        FUND                   PORTFOLIO             FUND               FUND                FUND
-----------------------------------------------------------------------------------------------------
$              89,509        $   1,137,077        $    7,361         $     5,834         $     6,356
              311,485           11,723,027           156,685              24,174              89,843
                   --              (53,803)           (4,512)               (372)            (10,931)
-----------------------------------------------------------------------------------------------------
              400,994           12,806,301           159,534              29,636              85,268
-----------------------------------------------------------------------------------------------------
                1,145               48,658             7,321                 885               4,603
               11,391               22,084             8,040              15,691              10,585
               16,034               25,214            13,679              14,093               8,118
               50,929            1,376,954            57,860             110,214              61,642
               22,635              550,782            25,715              29,390              14,504
                1,950               21,770             1,982                 800                  --
                2,069               57,696             1,804               1,559                  --
                  441                   --                --                  --               2,030
                   --              207,629                --                  --                  --
                2,925                5,803             3,229                 857                  --
-----------------------------------------------------------------------------------------------------
              109,519            2,316,590           119,630             173,489             101,482
                   --                   --                --                  --                  --
-----------------------------------------------------------------------------------------------------
              109,519            2,316,590           119,630             173,489             101,482
-----------------------------------------------------------------------------------------------------
              291,475           10,489,711            39,904            (143,853)            (16,214)
-----------------------------------------------------------------------------------------------------
            1,932,654          (11,872,840)          306,497             176,028             449,264
                   --            2,701,463                --                  --                  --
                   --                   --                --                  --              (9,807)
-----------------------------------------------------------------------------------------------------
            1,932,654           (9,171,377)          306,497             176,028             439,457
-----------------------------------------------------------------------------------------------------
           (4,194,655)        (116,237,378)       (2,402,713)         (1,024,348)         (3,487,770)
                   --                   --                --                  --             (12,905)
-----------------------------------------------------------------------------------------------------
           (4,194,655)        (116,237,378)       (2,402,713)         (1,024,348)         (3,500,675)
-----------------------------------------------------------------------------------------------------
           (2,262,001)        (125,408,755)       (2,096,216)           (848,320)         (3,061,218)
-----------------------------------------------------------------------------------------------------
$          (1,970,526)       $(114,919,044)       $(2,056,312)       $  (992,173)        $(3,077,432)
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                               PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    80,995    $  5,262,640
  Net realized gain (loss)..................................           --      (4,194,058)
  Change in net unrealized appreciation (depreciation)......           --       1,180,687
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........       80,995       2,249,269
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (80,995)     (6,758,182)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (80,995)     (6,758,182)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 18):
  Net proceeds from sale of shares..........................    2,050,098      18,911,855
  Net asset value of shares issued for reinvestment of
     dividends..............................................       80,995       6,758,182
  Cost of shares reacquired.................................   (2,101,914)    (11,904,331)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................       29,179      13,765,706
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................       29,179       9,256,793
NET ASSETS:
  Beginning of year.........................................    2,777,126      70,141,728
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 2,806,305    $ 79,398,521
-----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     --      $4,033,999
-----------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         --              --
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2001

      ALL CAP        EQUITY          GROWTH        EMERGING     INTERNATIONAL
       VALUE          INDEX        AND INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND           FUND           FUND
-----------------------------------------------------------------------------
    $   291,475   $  10,489,711   $     39,904   $   (143,853)   $   (16,214)
      1,932,654      (9,171,377)       306,497        176,028        439,457
     (4,194,655)   (116,237,378)    (2,402,713)    (1,024,348)    (3,500,675)
-----------------------------------------------------------------------------
     (1,970,526)   (114,919,044)    (2,056,312)      (992,173)    (3,077,432)
-----------------------------------------------------------------------------
       (471,892)     (8,370,214)      (207,290)            --             --
     (2,926,584)             --     (3,390,680)   (11,947,577)    (5,799,795)
-----------------------------------------------------------------------------
     (3,398,476)     (8,370,214)    (3,597,970)   (11,947,577)    (5,799,795)
-----------------------------------------------------------------------------
         46,966     244,945,442     11,058,958     13,461,974         37,771
      3,398,476       8,370,214      3,597,970     11,947,577      5,799,795
     (3,962,707)    (27,894,510)   (14,074,979)   (18,370,859)    (2,429,109)
-----------------------------------------------------------------------------
       (517,265)    225,421,146        581,949      7,038,692      3,408,457
-----------------------------------------------------------------------------
     (5,886,267)    102,131,888     (5,072,333)    (5,901,058)    (5,468,770)
     14,562,208     891,421,373     16,159,002     18,646,437     11,022,281
-----------------------------------------------------------------------------
    $ 8,675,941   $ 993,553,261   $ 11,086,669   $ 12,745,379    $ 5,553,511
-----------------------------------------------------------------------------
       $289,825     $10,481,464        $35,762             --             --
-----------------------------------------------------------------------------
             --              --             --        $(1,373)       $(1,522)
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                               PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   182,310    $  5,136,332
  Net realized gain (loss)..................................           (1)     (2,657,738)
  Change in net unrealized appreciation (depreciation)......           --        (537,118)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      182,309       1,941,476
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (182,303)     (6,628,427)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (182,303)     (6,628,427)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 18):
  Net proceeds from sale of shares..........................    4,214,092      13,841,360
  Net asset value of shares issued for reinvestment of
     dividends..............................................      174,691       6,628,427
  Cost of shares reacquired.................................   (6,338,049)    (19,675,724)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,949,266)        794,063
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,949,260)     (3,892,888)
NET ASSETS:
  Beginning of year.........................................    4,726,386      74,034,616
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 2,777,126    $ 70,141,728
-----------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --      $5,839,560
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2000

      ALL CAP        EQUITY         GROWTH        EMERGING     INTERNATIONAL
       VALUE         INDEX        AND INCOME       GROWTH         EQUITY
       FUND        PORTFOLIO         FUND           FUND           FUND
----------------------------------------------------------------------------
    $   472,290   $  8,371,602   $    209,009   $   (223,130)  $   (134,572)
      2,981,993     (1,498,889)     3,372,743     19,647,273      6,057,149
       (551,851)   (88,795,992)    (2,870,452)   (12,669,839)    (9,441,582)
----------------------------------------------------------------------------
      2,902,432    (81,923,279)       711,300      6,754,304     (3,519,005)
----------------------------------------------------------------------------
       (923,598)    (4,460,538)      (372,096)            --       (540,819)
     (3,067,106)      (594,593)    (9,909,367)   (10,438,952)    (4,202,914)
----------------------------------------------------------------------------
     (3,990,704)    (5,055,131)   (10,281,463)   (10,438,952)    (4,743,733)
----------------------------------------------------------------------------
        298,707    309,445,991        207,050      1,504,770        854,812
      3,990,704      5,055,131     10,281,463     10,438,952      4,743,733
     (9,544,555)   (17,987,422)    (9,097,496)   (16,679,567)   (10,683,560)
----------------------------------------------------------------------------
     (5,255,144)   296,513,700      1,391,017     (4,735,845)    (5,085,015)
----------------------------------------------------------------------------
     (6,343,416)   209,535,290     (8,179,146)    (8,420,493)   (13,347,753)
     20,905,624    681,886,083     24,338,148     27,066,930     24,370,034
----------------------------------------------------------------------------
    $14,562,208   $891,421,373   $ 16,159,002   $ 18,646,437   $ 11,022,281
----------------------------------------------------------------------------
       $470,267     $8,367,196       $205,285        $(1,320)       $(1,462)
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund ("All Cap Value Fund"), formerly known as Equity Income Portfolio, Equity Index Portfolio, Salomon Brothers Variable Growth and Income Fund ("Growth and Income Fund"), formerly known as Growth and Income Portfolio, Salomon Brothers Variable Emerging Growth Fund ("Emerging Growth Fund"), formerly known as Emerging Growth Portfolio and Salomon Brothers Variable International Equity Fund ("International Equity Fund"), formerly known as International Equity Portfolio, ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Fundamental Value and Intermediate High Grade Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth and Income Fund, Emerging Growth Fund and International Equity Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $25 and $781 were reclassified to paid in capital for the All Cap Value Fund and Equity Index Portfolio, respectively. Additionally, a portion of accumulated net investment loss amounting to $25,961 was reclassified to paid in capital for the International Equity Fund. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market Portfolio and Diversified Strategic Income Portfolio has entered into an investment advisory agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"). On October 17, 2001, the Board of Trustees approved the assignment of the investment advisory agreements of the Growth and Income Fund, Emerging Growth Fund and International Equity Fund from SBFM to its affiliate Salomon Brothers Asset Management Inc ("SBAM"). The Portfolios' investment objectives and policies will not be altered in any way, and the current portfolio managers will be key members of the new portfolio management teams created by SBAM.

     On December 17, 2001, the shareholders of the All Cap Value Fund approved a new investment advisory agreement with SBAM. The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with the Travelers Investment Management Company. Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 2001, for the Money Market Portfolio, SBFM has waived all of its investment advisory fee amounting to $8,613. SBFM will continue to be the Portfolios' administrator.

     The respective advisors and the annual rates are as follows:

               PORTFOLIO                                 ADVISOR                   RATE
---------------------------------------------------------------------------------------
Money Market Portfolio                   Smith Barney Fund Management LLC          0.30%
Diversified Strategic Income Portfolio   Smith Barney Fund Management LLC          0.45
All Cap Value Fund                       Salomon Brothers Asset Management Inc     0.45
Equity Index Portfolio                   Travelers Investment Management Company   0.15
Growth and Income Fund                   Salomon Brothers Asset Management Inc     0.45
Emerging Growth Fund                     Salomon Brothers Asset Management Inc     0.75
International Equity Fund                Salomon Brothers Asset Management Inc     0.85
---------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the year ended December 31, 2001, for the Money Market Portfolio, SBFM has waived all of its administration fee amounting to $5,742.

     In addition, SBFM has agreed to reimburse expenses in the amount of $24,193 on behalf of the Money Market Portfolio for the year ended December 31, 2001.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. During the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

     For the year ended December 31, 2001, the Growth and Income Fund and International Equity Fund paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $1,622 and $978, respectively.

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $107,177,794   $82,958,116
All Cap Value Fund..........................................     4,119,852    12,191,456
Equity Index Portfolio......................................   266,953,988    14,427,749
Growth and Income Fund......................................    10,472,423    13,364,619
Emerging Growth Fund........................................        19,906     5,120,751
International Equity Fund...................................        28,019     2,573,245
----------------------------------------------------------------------------------------

     At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                        PORTFOLIO                           APPRECIATION   DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio....................  $ 1,106,226    $  (2,367,668)   $ (1,261,442)
All Cap Value Fund........................................        8,917          (48,596)        (39,679)
Equity Index Portfolio....................................   84,680,765     (180,755,087)    (96,074,322)
Growth and Income Fund....................................    1,534,938         (856,669)        678,269
Emerging Growth Fund......................................    2,960,456       (2,865,146)         95,310
International Equity Fund.................................    2,041,996         (559,170)      1,482,826
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth and Income Fund, Emerging Growth Fund and International Equity Fund may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2001, the Equity Index Portfolio had the following open futures contracts:

                                                            # OF        BASIS        MARKET       UNREALIZED
         FUTURES CONTRACTS TO BUY            EXPIRATION   CONTRACTS     VALUE        VALUE           LOSS
--------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index........................     3/02         25       $7,226,836   $7,182,500      $(44,336)
--------------------------------------------------------------------------------------------------------------

     At December 31, 2002, the Diversified Strategic Income Portfolio, All Cap Value Fund, Growth and Income Fund, Emerging Growth Fund and International Equity Fund did not hold any futures contracts.

     6.  OPTION CONTRACTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth and Income Fund, Emerging Growth Fund and International Equity Fund may from time to time enter into option contracts.

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended December 31, 2001, the Portfolios did not enter into any written call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income Portfolio, Emerging Growth Fund and International Equity Fund have the ability to enter into forward foreign currency contracts.

     At December 31, 2001, the Diversified Strategic Income Portfolio and the International Equity Fund had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
  Canadian Dollar.....................................   3,200,000  $2,009,455       1/15/02      $  (8,079)
  Danish Krone........................................  27,130,000   3,245,957       1/15/02        (27,078)
  Euro................................................   6,939,704   6,173,582       1/15/02        (73,582)
  Euro................................................     409,106     362,110       6/12/02         (1,340)
  British Pound.......................................   2,200,000   3,195,454       1/15/02        (17,466)
  British Pound.......................................      59,013      84,967       6/19/02            188
  New Zealand Dollar..................................   1,540,000     640,311       1/15/02          8,029
  Swedish Krona.......................................  26,800,000   2,561,616       1/15/02        (30,042)
------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts..........................                                            $(149,370)
------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                                                            LOCAL      MARKET       SETTLEMENT   UNREALIZED
                    FOREIGN CURRENCY                       CURRENCY    VALUE           DATE         LOSS
-----------------------------------------------------------------------------------------------------------
TO SELL:
  Canadian Dollar........................................  328,707    $206,435        1/2/02       $(723)
-----------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts.............................                                          $(723)
-----------------------------------------------------------------------------------------------------------

     At December 31, 2001, the Emerging Growth Fund did not have any open forward foreign currency contracts.

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund and International Equity Fund may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2001, the Portfolios did not enter into any reverse repurchase agreements.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the All Cap Value Fund invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Growth and Income Fund, Emerging Growth Fund and International Equity Fund may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2001, there were no TBA securities held by the Portfolios.

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 2001, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The All Cap Value Fund, Emerging Growth Fund and International Equity Fund each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2001, the Portfolios had no open short sales against the box.

     15.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, the Diversified Strategic Income and Equity Index Portfolios had, for Federal income tax purposes, approximately $8,911,000 and $10,029,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset net realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on December 31, of the years below.

                         PORTFOLIO                               2007         2008         2009
--------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $1,725,000   $2,642,000   $4,544,000
Equity Index Portfolio......................................          --    1,322,000    8,707,000
--------------------------------------------------------------------------------------------------

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth and Income Fund, Emerging Growth Fund and International Equity Fund each has the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2001, the Portfolios did not have any securities on loan.

     Income earned by the Portfolios from securities loaned for the year ended December 31, 2001, were as follows:

                         PORTFOLIO                             VALUE
---------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $14,861
International Equity Fund...................................    2,922
---------------------------------------------------------------------

     17.  REVERSE STOCK SPLIT

     The Emerging Growth Fund shares have been adjusted to reflect a 1 for 7 reverse stock split that was effective on September 7, 2001. The effect of the reverse stock split was to reduce the number of shares outstanding of the Portfolio while maintaining the Portfolio's and each shareholder's aggregate net asset value.

    Net Asset Value before the split:     $ 3.41        Shares outstanding before the          3,615,827
                                                        split:
    Net Asset Value after the split:       23.87        Shares outstanding after the             516,547
                                                        split:

The International Equity Fund shares have been adjusted to reflect a 1 for 16 reverse stock split that was effective on September 7, 2001. The effect of the reverse stock split was to reduce the number of shares outstanding of the Portfolio while maintaining the Portfolio's and each shareholder's aggregate net asset value.

    Net Asset Value before the split:     $0.52        Shares outstanding before the          10,472,821
                                                       split:
    Net Asset Value after the split:       8.32        Shares outstanding after the              654,551
                                                       split:

     18.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. At December 31, 2001, the total paid-in-capital for the Equity Index Portfolio amounted to the following for each class:

                                                                 AMOUNT
--------------------------------------------------------------------------
Class I.....................................................  $978,275,655
Class II....................................................   111,911,272
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Transactions in shares for each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2001   DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................      2,050,098           4,214,092
Shares issued on reinvestment...............................         80,995             174,691
Shares reacquired...........................................     (2,101,914)         (6,338,049)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         29,179          (1,949,266)
---------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................      1,974,855           1,386,442
Shares issued on reinvestment...............................        750,909             694,076
Shares reacquired...........................................     (1,258,739)         (1,944,723)
---------------------------------------------------------------------------------------------------
Net Increase................................................      1,467,025             135,795
---------------------------------------------------------------------------------------------------
ALL CAP VALUE FUND
Shares sold.................................................          5,899              29,250
Shares issued on reinvestment...............................        528,534             410,989
Shares reacquired...........................................       (448,616)           (837,077)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         85,817            (396,838)
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.................................................      6,953,334           7,372,209
Shares issued on reinvestment...............................        267,787             138,340
Shares reacquired...........................................       (729,903)           (459,263)
---------------------------------------------------------------------------------------------------
Net Increase................................................      6,491,218           7,051,286
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.................................................      1,437,196           1,497,306
Shares issued on reinvestment...............................         19,962               5,394
Shares reacquired...........................................       (240,918)            (57,037)
---------------------------------------------------------------------------------------------------
Net Increase................................................      1,216,240           1,445,663
---------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Shares sold.................................................      2,297,060              20,465
Shares issued on reinvestment...............................        725,397           1,380,062
Shares reacquired...........................................     (2,802,719)           (837,232)
---------------------------------------------------------------------------------------------------
Net Increase................................................        219,738             563,295
---------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
Shares sold.................................................        528,932              50,542
Shares issued on reinvestment...............................      3,237,825             405,396
Net share reduction due to 1 for 7 reverse stock split......     (3,099,280)                 --
Shares reacquired...........................................       (905,893)           (544,265)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (238,416)            (88,327)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Shares sold.................................................          4,662              48,741
Shares issued on reinvestment...............................     10,175,079             361,565
Net share reduction due to 1 for 16 reverse stock split.....     (9,818,269)                 --
Shares reacquired...........................................       (667,109)           (672,113)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (305,637)           (261,807)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MONEY MARKET PORTFOLIO                                 2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
-----------------------------------------------------------------------------------------------------------------
  Net investment income(1)......................        0.029        0.052        0.040        0.043        0.044
  Dividends from net investment income..........       (0.029)      (0.052)      (0.040)      (0.043)      (0.044)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................         2.91%        5.32%        4.03%        4.40%        4.47%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................       $2,806       $2,777       $4,726       $4,671       $4,753
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)...................................         1.25%        1.22%        1.25%        1.24%        1.20%
  Net investment income.........................         2.82         5.13         3.92         4.30         4.38
-----------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO                2001(2)       2000(2)       1999(2)       1998(2)        1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............        $9.70        $10.44        $10.90        $10.89        $10.98
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................         0.65          0.73          0.73          0.69          0.77
  Net realized and unrealized gain (loss).......        (0.36)        (0.45)        (0.55)        (0.01)         0.12
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations....................         0.29          0.28          0.18          0.68          0.89
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        (0.86)        (1.02)        (0.51)        (0.67)        (0.98)
  Net realized gains............................           --            --         (0.13)           --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions.............................        (0.86)        (1.02)        (0.64)        (0.67)        (0.98)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................        $9.13        $ 9.70        $10.44        $10.90        $10.89
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................         3.17%         2.80%         1.72%         6.41%         8.14%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $79,399       $70,142       $74,035       $80,970       $62,558
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................         0.76%         0.78%         0.78%         0.78%         0.78%
  Net investment income.........................         6.86          7.40          6.88          6.38          7.29
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          118%          102%          111%           86%           47%
---------------------------------------------------------------------------------------------------------------------

(1) For the Money Market Portfolio, the Investment Adviser and Administrator waived all or part of their fees for the years ended December 31, 2001, 2000, 1999 and 1998. For the Money Market Portfolio, the Investment Adviser also reimbursed expenses of $24,193, $5,374 and $7,100 for the years ended December 31, 2001, 2000 and 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                     DECREASES TO
                                                    NET INVESTMENT                              EXPENSE RATIOS WITHOUT
                                                   INCOME PER SHARE                           WAIVERS AND REIMBURSEMENTS
                                      -------------------------------------------    --------------------------------------------
             PORTFOLIO                  2001       2000        1999        1998        2001       2000        1999         1998
             ---------                  ----       ----        ----        ----        ----       ----        ----         ----
  Money Market....................     $0.017     $0.007      $0.005      $0.005       2.59%     1.87%          1.74%        1.74%

(2) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

            ALL CAP VALUE FUND                    2001           2000           1999         1998(1)        1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR........         $10.90         $12.06         $16.38       $15.31        $13.01
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...................           0.29           0.52           0.67         0.53          0.77
  Net realized and unrealized gain
     (loss)...............................          (1.91)          1.35          (1.15)        1.94          2.28
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......          (1.62)          1.87          (0.48)        2.47          3.05
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................          (0.44)         (0.70)         (0.77)      (0.71)         (0.75)
  Net realized gains......................          (2.74)         (2.33)         (3.07)      (0.69)            --
------------------------------------------------------------------------------------------------------------------
Total Distributions.......................          (3.18)         (3.03)         (3.84)      (1.40)         (0.75)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............         $ 6.10         $10.90         $12.06       $16.38        $15.31
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................         (16.39)%        18.56%         (4.75)%      16.99%        23.52%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...........         $8,676        $14,562        $20,906      $37,495       $46,074
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses................................           0.97%          0.91%          0.87%        0.79%         0.77%
  Net investment income...................           2.58           2.74           3.09         3.43          4.42
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................             40%             0%             3%          43%           42%
------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO - CLASS I SHARES          2001(1)        2000(1)        1999(1)       1998(1)        1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR........         $32.40         $35.86         $29.99       $23.59        $18.36
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)................           0.34           0.36           0.39         0.36          0.12
  Net realized and unrealized gain
     (loss)...............................          (4.26)         (3.61)          5.77         6.33          5.76
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......          (3.92)         (3.25)          6.16         6.69          5.88
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................          (0.27)         (0.19)         (0.12)      (0.08)         (0.17)
  Net realized gains......................             --          (0.02)         (0.17)      (0.21)         (0.48)
------------------------------------------------------------------------------------------------------------------
Total Distributions.......................          (0.27)         (0.21)         (0.29)      (0.29)         (0.65)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............         $28.21         $32.40         $35.86       $29.99        $23.59
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................         (12.12)%        (9.09)%        20.68%       28.46%        32.16%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...........       $897,035       $819,913       $654,514      $177,167      $35,351
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)..........................           0.23%          0.23%          0.28%        0.30%         0.76%
  Net investment income...................           1.17           1.03           1.20         1.36          1.08
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................              2%             2%             3%           5%            6%
------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                     EXPENSE RATIOS
                                                                    DECREASES TO        WITHOUT
                                                                   NET INVESTMENT     WAIVERS AND
                                                                  INCOME PER SHARE   REIMBURSEMENTS
                                                                  ----------------   --------------
                             PORTFOLIO                                  1998              1998
                             ---------                                  ----              ----
    Equity Index - Class I Shares...............................       $0.02              0.42%

(3) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment manager will reimburse fees for the amount that exceeds the limitation.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          EQUITY INDEX PORTFOLIO - CLASS II SHARES            2001(1)       2000(1)       1999(1)(2)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $32.36        $35.81          $31.71
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................     0.27          0.26            0.24
  Net realized and unrealized gain (loss)...................    (4.26)        (3.59)           4.15
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................    (3.99)        (3.33)           4.39
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.20)        (0.10)          (0.12)
  Net realized gains........................................       --         (0.02)          (0.17)
----------------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.20)        (0.12)          (0.29)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $28.17        $32.36          $35.81
----------------------------------------------------------------------------------------------------
TOTAL RETURN................................................   (12.36)%       (9.32)%         13.96%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $96,518       $71,508         $27,372
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...............................................     0.49%         0.50%           0.51%+
  Net investment income.....................................     0.91          0.76            0.93+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        2%            2%              3%
----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 22, 1999 (inception date) to December 31, 1999.
(3) As a result of the 0.55% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

            GROWTH AND INCOME FUND                      2001          2000         1999        1998(1)       1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............         $7.92         $16.47       $18.47       $18.54       $16.43
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................          0.03           0.17         0.30         0.27         0.31
  Net realized and unrealized gain (loss)......         (1.04)          0.03         1.49         1.93         3.41
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............         (1.01)          0.20         1.79         2.20         3.72
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................         (0.12)         (0.32)       (0.35)       (0.33)       (0.29)
  Net realized gains...........................         (1.89)         (8.43)       (3.44)       (1.94)       (1.32)
-------------------------------------------------------------------------------------------------------------------
Total Distributions............................         (2.01)         (8.75)       (3.79)       (2.27)       (1.61)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................         $4.90         $ 7.92       $16.47       $18.47       $18.54
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................        (13.14)%         4.52%       10.66%       11.88%       22.94%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................       $11,087        $16,159      $24,338      $35,781      $43,214
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................          0.94%          0.91%        0.80%        0.72%        0.77%
  Net investment income........................          0.31           1.08         1.21         1.45         1.62
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................            81%            55%          47%          13%          17%
-------------------------------------------------------------------------------------------------------------------

            EMERGING GROWTH FUND(2)                   2001(1)         2000         1999        1998(1)         1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............       $178.99        $231.77      $137.41      $118.09       $110.81
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss..........................         (0.50)         (2.17)       (1.82)       (1.05)        (0.84)
  Net realized and unrealized gain (loss)......         (9.85)         66.22       125.37        41.86         23.24
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............        (10.35)         64.05       123.55        40.81         22.40
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains...........................       (142.66)       (116.83)      (29.19)      (21.49)       (15.12)
---------------------------------------------------------------------------------------------------------------------
Total Distributions............................       (142.66)       (116.83)      (29.19)      (21.49)       (15.12)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................       $ 25.98        $178.99      $231.77      $137.41       $118.09
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................         (5.32)%        27.27%      107.14%       37.14%        21.16%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................       $12,745        $18,646      $27,067      $21,147       $20,004
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................          1.18%          1.18%        1.30%        1.28%         1.26%
  Net investment loss..........................         (0.97)         (0.90)       (1.01)       (0.88)        (0.72)
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................             0%           122%         113%          98%          102%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          INTERNATIONAL EQUITY FUND(1)                2001(2)      2000(2)       1999        1998(2)         1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............      $192.64      $331.20      $223.04      $188.48       $193.12
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...........................        (0.05)       (1.92)       (2.88)       (0.48)        (0.32)
  Net realized and unrealized gain (loss).......       (59.15)      (53.92)      136.96        36.00         (3.84)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............       (59.20)      (55.84)      134.08        35.52         (4.16)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................           --        (9.44)       (0.16)       (0.96)        (0.48)
  Net realized gains............................      (124.33)      (73.28)      (25.76)          --            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions.............................      (124.33)      (82.72)      (25.92)       (0.96)        (0.48)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................      $  9.11      $192.64      $331.20      $223.04       $188.48
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................       (30.80)%     (18.90)%      66.20%       18.84%        (2.18)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................       $5,554      $11,022      $24,370      $23,482       $28,347
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................         1.41%        1.41%        1.33%        1.40%         1.31%
  Net investment loss...........................        (0.23)       (0.78)       (0.33)       (0.25)        (0.23)
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................            0%           1%          17%          30%           21%
-------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(2) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth and Income Fund, Salomon Brothers Variable Emerging Growth Fund and Salomon Brothers Variable International Equity Fund ("Portfolios"), seven of the Portfolios comprising the Greenwich Street Series Fund ("Fund") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                      [KPMG LLP SIGNATURE]

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolios, each a series of the Trust, is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent PFPC Global Fund Services at 1-800-451-2010.

                                                                                               NUMBER OF
                                                  TERM OF                                      INVESTMENT
                                                  OFFICE*                                      COMPANIES
                                                    AND                                         IN FUND
                                  POSITION(S)     LENGTH                                        COMPLEX
                                   HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS
     NAME, ADDRESS AND AGE            FUND        SERVED          DURING PAST 5 YEARS          BY TRUSTEE      HELD BY TRUSTEE
-------------------------------  --------------   -------  ----------------------------------  ----------   ---------------------
NON-INTERESTED TRUSTEES
Herbert Barg                        Trustee        Since   Retired                                 16                N/A
1460 Drayton Lane                                  1995
Wynnewood, PA 19096
Age 78
Dwight B. Crane                     Trustee        Since   Professor -- Harvard Business           23                N/A
Harvard Business School                            1995    School; Self-Employed Consultant
Soldiers Field                                             Director of Vendquest, Inc.;
Morgan Hall #375                                           Customer Dialogue Systems, Inc.;
Boston, MA 02163                                           Microforum, Inc.
Age 64
Burt N. Dorsett                     Trustee        Since   President -- Dorsett McCabe             11                N/A
201 East 62nd Street                               1991    Capital Management Inc.; Chief
Apt. 3C                                                    Investment Officer -- Leeb Capital
New York, NY 10021                                         Management, Inc. 1999-Present
Age 71                                                     Director of Research Corporation
                                                           Technologies
Elliot S. Jaffe                     Trustee        Since   Chairman & Chief Executive Officer      11       The Dress Barn Inc.;
The Dress Barn Inc.                                1991    of The Dress Barn Inc.                           Zweig Total Return
Executive Office                                                                                            Fund;
30 Dunnigan Drive                                                                                           Zweig Fund, Inc.
Suffern, NY 10901
Age 75
Stephen E. Kaufman                  Trustee        Since   Attorney                                13                N/A
Stephen E. Kaufman PC                              1995
277 Park Avenue, 47th Floor
New York, New York
Age 70
Joseph J. McCann                    Trustee        Since   Retired                                 11                N/A
200 Oak Park Place                                 1995
Suite One
Pittsburgh, PA 15243
Age 71
Cornelius C. Rose, Jr.              Trustee        Since   Chief Executive                         11                N/A
8 McGee Road                                       1991    Officer -- Performance Learning
Woodstock, NY 12498                                        Systems; President -- Rose
Age 69                                                     Associates
                                                           Director of UVTI

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                               NUMBER OF
                                                  TERM OF                                      INVESTMENT
                                                  OFFICE*                                      COMPANIES
                                                    AND                                         IN FUND
                                  POSITION(S)     LENGTH                                        COMPLEX
                                   HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS
     NAME, ADDRESS AND AGE            FUND        SERVED          DURING PAST 5 YEARS          BY TRUSTEE      HELD BY TRUSTEE
-------------------------------  --------------   -------  ----------------------------------  ----------   ---------------------
INTERESTED TRUSTEES
Alfred Bianchetti**                 Trustee        Since   Retired                                 11                N/A
19 Circle End Drive                                1995    Member of Advisory Board --
Ramsey, NJ 07446                                           Catholic Big Brothers
Age 79
Heath B. McLendon                   Trustee/       Since   Managing Director of Salomon Smith      74                N/A
Salomon Smith Barney Inc.           Chairman       1991    Barney Inc. ("SSB"); President and
125 Broad Street, 9th Floor                                Director of Smith Barney Fund
New York, NY 10004                                         Management LLC ("SBFM") and
Age 68                                                     Travelers Investment Adviser, Inc.
                                                           ("TIA"), Director of The Travelers
                                                           Investment Management Company
                                                           ("TIMCO")

 * Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

 **Mr. Bianchetti is a director who is an "interested person" of the Trust as defined in the 1940 Act because his son-in-law is an officer of an SBFM affiliate.

OFFICERS
Lewis E. Daidone                     Senior Vice      Since   Managing Director of SSB; Director     N/A               N/A
Salomon Smith Barney Inc.             President       1993    and Senior Vice President of SBFM
125 Broad Street, 11th Floor        and Treasurer             and TIA
New York, NY 10004
Age 44
Paul A. Brook                         Controller      Since   Director of SSB; Managing              N/A               N/A
Salomon Smith Barney Inc.,                            1998    Director -- AMT Capital 1997-1998;
125 Broad Street, 9th Floor                                   Prior to 1997, Partner at Ernst &
New York, NY 10004                                            Young
Age 48
Irving P. David                       Controller      Since   Director of SSB                        N/A               N/A
Salomon Smith Barney Inc.                             1995
125 Broad Street, 10th Floor
New York, NY 10004
Age 41
Christina T. Sydor                    Secretary       Since   Managing Director of SSB; General      N/A               N/A
Salomon Smith Barney Inc.                             1993    Counsel and Secretary of SBFM
300 First Stamford Place                                      and TIA
Stamford, CT 06902
Age 51
Sandip Bhagat                       Vice President    Since   Managing Director of SSB;              N/A               N/A
Travelers Investment                and Investment    1994    President of TIMCO; Investment
  Management Company                   Officer                Officer
100 First Stamford Place                                      of SBFM
Stamford CT 06902
Age 41
John C. Bianchi                     Vice President    Since   Managing Director of SSB;              N/A               N/A
Salomon Smith Barney Inc.           and Investment    1991    Investment Officer of SBFM
333 West 34th Street                   Officer
New York, NY 10001
Age 46
Harry D. Cohen                      Vice President    Since   Managing Director of SSB;              N/A               N/A
Salomon Smith Barney Inc.           and Investment    1991    Investment Officer of SBFM
333 West 34th Street                   Officer
New York, NY 10001
Age 61

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                              NUMBER OF
                                                 TERM OF                                      INVESTMENT
                                                 OFFICE                                       COMPANIES
                                                   AND                                         IN FUND
                                 POSITION(S)     LENGTH                                        COMPLEX
                                  HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE            FUND        SERVED          DURING PAST 5 YEARS          BY TRUSTEE      HELD BY TRUSTEE
------------------------------  --------------   -------  ----------------------------------  ----------   ----------------------
James E. Conroy                 Vice President    Since   Managing Director of SSB;              N/A                N/A
Salomon Smith Barney Inc.       and Investment    1991    Investment Officer of SBFM
333 West 34th Street               Officer
New York, NY 10001
Age 51
Denis Doherty                   Vice President    Since   Director of SSB; Investment            N/A                N/A
Salomon Smith Barney Inc.       and Investment    1998    Officer
333 West 34th Street               Officer                of SBFM
New York, NY 10001
Age 38
Scott Glasser                   Vice President    Since   Managing Director of SSB;              N/A                N/A
Salomon Smith Barney Inc.       and Investment    1996    Investment Officer of SBFM
333 West 34th Street               Officer
New York, NY 10001
Age 36
John G. Goode                   Vice President    Since   Managing Director of SSB; Chairman     N/A                N/A
Salomon Smith Barney Inc.       and Investment    1993    and Chief Investment Officer of
One Sansone Street,                Officer                Davis Skaggs Investment
San Francisco, CA 94104                                   Management, a division of SBFM;
Age 57                                                    Investment Officer of SBFM
Martin Hanley                   Vice President    Since   Managing Director of SSB;              N/A                N/A
Salomon Smith Barney Inc.       and Investment    2001    Investment Officer of SBFM
333 West 34th Street               Officer
New York, NY 10001
Age 37
Simon Hildreth                  Vice President    Since   Managing Director of SSB;              N/A                N/A
Smith Barney Global Capital     and Investment    1995    Investment Officer of SBFM
  Management Inc.                  Officer
Hays Lane, London,
SE1 2QT, U.K.
Age 46
Michael Kagan                   Vice President    Since   Managing Director of SSB;              N/A                N/A
Salomon Smith Barney Inc.       and Investment    2000    Investment Officer of SBFM
333 West 34th Street               Officer
New York, NY 10001
Age 41
John Lau                        Vice President    Since   Investment Officer of TIMCO            N/A                N/A
Travelers Investment            and Investment    2000
  Management Company               Officer
100 First Stamford Place
Stamford CT 06902
Age 35

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

    - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

         All Cap Value Fund.......................................         94.31%
         Equity Index Portfolio...................................        100.00
         Growth and Income Fund...................................         71.97
         Emerging Growth Fund.....................................          0.23

    -    Total long-term capital gain distributions paid:

         All Cap Value Fund.......................................    $2,926,584
         Growth and Income Fund...................................     3,208,822
         International Equity Fund................................     5,236,403

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

         Money Market Portfolio......................................       4.65%
         Diversified Strategic Income Portfolio......................       4.05
         Equity Index Portfolio......................................       0.77

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
On December 17, 2001, a special meeting of the shareholders of the All Cap Value Fund was held for the purpose of voting on the following matter:

     1. To approve a change in the investment objective of the All Cap Value Fund; and

     2.  To approve a New Investment Management Agreement.

The results of the vote on Proposal 1 were as follows:

                  % OF         VOTES         % OF         VOTES         % OF
 VOTES FOR    SHARES VOTED    AGAINST    SHARES VOTED   ABSTAINED   SHARES VOTED
------------  ------------   ---------   ------------   ---------   ------------
1,323,192.95   87.30%        94,901.14     6.26%        97,531.83     6.44%

The results of the vote on Proposal 2 were as follows:

                  % OF         VOTES         % OF         VOTES         % OF
 VOTES FOR    SHARES VOTED    AGAINST    SHARES VOTED   ABSTAINED   SHARES VOTED
------------  ------------   ---------   ------------   ---------   ------------
1,401,017.96   92.44%        40,377.75     2.66%        74,230.21     4.90%

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6223 L (2/02)